As filed with the Securities and Exchange Commission on or about April 27, 2001

                                        Securities Act Registration No. 33-70764
                                Investment Company Act Registration No. 811-8100

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [   ]
         Pre-Effective Amendment No.                              [   ]
                                     ------
         Post-Effective Amendment No.    39                       [ X ]
                                      --------
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [   ]
         Amendment No.    40                                        [ X ]
                       --------

                        (Check appropriate box or boxes)

                            STRONG EQUITY FUNDS, INC.
               (Exact Name of Registrant as Specified in Charter)

          100 Heritage Reserve
    Menomonee Falls, Wisconsin                                            53051
(Address of Principal Executive Offices)                              (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 359-3400

                             Elizabeth N. Cohernour
                         Strong Capital Management, Inc.
                              100 Heritage Reserve
                        Menomonee Falls, Wisconsin 53051
                     (Name and Address of Agent for Service)


        It is proposed that this filing will become effective (check appropriate box).

           [ ] immediately  upon filing pursuant to paragraph (b) of Rule 485
           [X] on May 1, 2001 pursuant to paragraph (b) of Rule 485
           [ ] 60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
           [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
           [ ] 75 days after filing pursuant to paragraph  (a)(2) of Rule 485
           [ ] on (date) pursuant to paragraph (a)(2) of Rule 485

        If appropriate, check the following box:

           [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment to the Registration Statement of Strong Equity Funds, Inc., which is currently comprised of thirteen funds, relates to the Strong Dow 30 Value Fund, Strong Enterprise Fund, Strong Growth Fund, Strong Growth 20 Fund, Strong Index 500 Fund, Strong Internet Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund, which are being updated through this Amendment. This Post-Effective Amendment does not relate to, amend, supersede, or otherwise affect the separate Prospectuses and Statement of Additional Information contained in Post-Effective Amendment No. 38.

                                                          PROSPECTUS MAY 1, 2001


[INVESTOR CLASS (written vertically)]




                                                                      The Strong
                                                               Aggressive Growth
                                                                           Funds


                                              [PICTURE OF MAN HOLDING TELEPHONE]










                                        Strong Enterprise Fund
                                         Strong Growth 20 Fund
                                          Strong Internet Fund
                                    Strong Technology 100 Fund
                              Strong U.S. Emerging Growth Fund


                                                            [STRONG LOGO] STRONG

THE SECURITIES AND EXCHANGE  COMMISSION (SEC) HAS NOT APPROVED
OR  DISAPPROVED  OF THESE  SECURITIES  OR  DETERMINED  IF THIS
PROSPECTUS  IS TRUTHFUL OR  COMPLETE.  ANY  REPRESENTATION  TO
THE CONTRARY IS A CRIMINAL OFFENSE.




TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the funds' goals? ....................................................1
What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................4

What are the funds' fees and expenses? .......................................11

Who are the funds' investment advisor and portfolio managers? ................12

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Financial Highlights .........................................................16

Your Account

Share Price ..................................................................22

Buying Shares ................................................................23

Selling Shares ...............................................................26

Additional Policies ..........................................................28

Distributions ................................................................31

Taxes ........................................................................31


Services for Investors .......................................................32


Reserved Rights ..............................................................35

For More Information .................................................Back Cover




IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

Each fund seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The ENTERPRISE FUND generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the fund may also invest in foreign securities.

The GROWTH 20 FUND focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities.

The INTERNET FUND invests, under normal conditions, primarily in companies engaged in Internet- and Intranet-related businesses. Under normal market conditions, the fund will invest at least 65% of its assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at least 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses. Some examples of these companies include providers of broad-band Internet access, web site content, Internet software, and electronic commerce. To identify these companies, the fund's manager generally looks for several characteristics including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The portfolio can invest in futures and options transactions for hedging and risk management purposes. Also, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. An Intranet is the application of World Wide Web (WWW) tools and concepts to a company's internal documents and databases. The World Wide Web, which is a means of graphically interfacing with the Internet, is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms, and links within WWW documents and to other WWW documents.

The TECHNOLOGY 100 FUND invests, under normal conditions, in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The fund's portfolio will likely include stocks from the following sectors: computer software and hardware, semiconductor, media, biotechnology, communications, electronics, defense and aerospace. The portfolio can invest in futures and options transactions for hedging and risk management purposes. Also, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities.

The U.S. EMERGING GROWTH FUND invests, under normal conditions, in stocks of companies that appear to have relatively strong long-term growth potential in revenues and profitability. The fund generally invests in the stocks of small-capitalization companies, although the fund can invest in stocks of any size. To identify these companies, the managers look for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, effective management, and competence in research, development, and marketing. To a limited extent, the fund may also invest in foreign securities.

For each fund, if there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock. Also, each fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The  managers  of each of the funds may  invest  without  limitation  in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to these funds if the market goes up. In this case, the funds may not achieve their investment goals.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


STOCK RISKS: Each of the fund's major risks are those of investing in the stock market. This means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: Each of the funds may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

FUTURES AND OPTIONS RISKS: The INTERNET FUND and the TECHNOLOGY 100 FUND use futures and options to manage risk or hedge against market volatility. Futures are agreements for the future sale by one party and purchase by another party of an underlying financial instrument at a specified price on a specified date. Options are rights, but not obligations, to buy or sell a security at a specified price on a specified date. Futures and options may not always be successful hedges and their prices can be highly volatile. They may not always successfully manage risk. Using them could lower a fund's total return, and the potential loss from the use of futures can exceed a fund's initial investment in such contracts.

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because each of the funds focuses on growth-style stocks, each fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

INTERNET AND TECHNOLOGY RISKS: The INTERNET FUND concentrates its assets in companies engaged in Internet- and Intranet-related activities. The TECHNOLOGY 100 FUND concentrates its assets in companies engaged in the technology market sector. The value of these companies is vulnerable to rapidly changing technology, extensive government regulation, and relatively high risks of obsolescence caused by scientific and technological advances. These companies face greater risk of business failure. Also, the securities of these companies generally have higher price/earning (P/E) ratios than the P/E ratios of the general stock market. A P/E ratio describes the relationship between the price of a stock and its earnings per share during the last 12 months. The higher the P/E, the more earnings growth investors are expecting. However, stocks with a higher P/E are considered riskier than stocks with a lower P/E, lower growth, and proven earnings. As a result of all of these factors, each fund's shares are subject to abrupt or erratic price movements and are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

NONDIVERSIFIED PORTFOLIO RISK: The GROWTH 20 FUND and the INTERNET FUND are nondiversified, so compared to diversified funds, they may take larger positions in individual stocks. As a result, the shares of these funds are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: Each of the funds invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the funds' portfolios. Generally, the smaller the company size, the greater these risks.

WRITING OPTIONS RISK: The GROWTH 20 FUND, the INTERNET FUND, and the TECHNOLOGY 100 FUND write put and call options. In doing so, the funds receive fees for writing the options but are exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce a fund's opportunity for investment gain. To the extent required, the funds will cover the financial exposure created by writing put and call options. To accomplish this, the funds will either use offsetting options or futures or designate liquid assets on its books and records.


Each of the funds is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

Each of the funds, except the INTERNET FUND and the TECHNOLOGY 100 FUND, has adopted a multiple class plan. The ENTERPRISE FUND and the GROWTH 20 FUND offer Investor Class shares and Advisor Class shares. The INTERNET FUND, the TECHNOLOGY 100 FUND, and the U.S. EMERGING GROWTH FUND offer Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how a fund will perform in the future. The information assumes that you reinvested all dividends and distributions.

CALENDAR YEAR TOTAL RETURNS

----------------------------------------------------------------------------------------------------

    Year        Growth 20       Enterprise         U.S.           Internet       Technology 100
                                                 Emerging
                                                  Growth

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

    1998          36.5%          --                --               --                  --

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----------------------------------------------------------------------------------------------------

    1999         109.5%         187.8%            98.9%             --                  --

----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------

    2000         -10.3%         -29.8%            0.3%           -44.5%               -19.6%

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BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Enterprise                            71.3% (4th Q 1999)                   -24.3% (4th Q 2000)
Growth 20                             64.9% (4th Q 1999)                   -25.2% (4th Q 2000)
Internet                              14.6% (1st Q 2000)                   -45.9% (4th Q 2000)
Technology 100                        25.5% (1st Q 2000)                   -31.7% (4th Q 2000)
U.S. Emerging Growth                  53.0% (4th Q 1999)                   -18.2% (4th Q 2000)


AVERAGE ANNUAL TOTAL RETURNS

                                   AS OF 12-31-00
FUND/INDEX                                     1-YEAR    SINCE FUND INCEPTION(1)
ENTERPRISE                                     -29.77%              62.47%
S&P MidCap 400 Index(2)                         17.51%              27.52%
Russell Midcap Index(3)                          8.25%              20.31%
Lipper Multi-Cap Growth Funds Index(4)         -12.05%              23.72%
GROWTH 20                                      -10.33%              35.82%
S&P 500 Index(5)                               -9.11%               13.64%
Lipper Large-Cap Growth Funds Index(4)         -19.68%              14.69%
INTERNET                                       -44.50%             -44.50%
S&P 500 Index(5)                               -9.11%               -9.11%
Lipper Science & Technology Funds Index(4)     -30.27%             -30.27%
TECHNOLOGY 100                                 -19.60%             -19.60%
S&P 500 Index(5)                               -9.11%               -9.11%
Lipper Science & Technology Funds Index(4)     -30.27%             -30.27%
U.S. EMERGING GROWTH                            0.29%               41.22%
Russell 2000 Index(6)                          -3.02%                8.44%
Lipper Small-Cap Growth Funds Index(4)         -8.25%               21.60%

(1) THE ENTERPRISE FUND, THE GROWTH 20 FUND, THE INTERNET FUND, THE TECHNOLOGY 100 FUND, AND THE U.S. EMERGING GROWTH FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1998, JUNE 30, 1997, DECEMBER 31, 1999, DECEMBER 31, 1999, AND DECEMBER 31,
1998, RESPECTIVELY.
(2) THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.
(3) THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE ENTERPRISE FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE S&P MIDCAP 400 INDEX. WE ARE REPLACING THIS INDEX WITH THE RUSSELL MIDCAP INDEX AS WE BELIEVE THE RUSSELL MIDCAP INDEX MORE ACCURATELY REFLECTS THE FUND'S INVESTMENT PROGRAM.
(4) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX, THE LIPPER LARGE-CAP GROWTH FUNDS INDEX, THE LIPPER SCIENCE & TECHNOLOGY FUNDS INDEX, AND THE LIPPER SMALL-CAP GROWTH FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(5) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(6) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR SMALL-CAPITALIZATION STOCKS.

The GROWTH 20 FUND'S and the U.S. EMERGING GROWTH FUND'S since inception returns were significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.


SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares. Until June 15, 2001, shares of the INTERNET FUND and the TECHNOLOGY 100 FUND held for less than six months are subject to a redemption fee of 1.00%. Shares of these funds purchased after June 15, 2001 and held for less than one month will be subject to a redemption fee of 1.00%. Redemption fees are paid directly to the fund.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                             MANAGEMENT                 OTHER                      TOTAL ANNUAL FUND
FUND                         FEES                       EXPENSES                   OPERATING EXPENSES
---------------------------- -------------------------- -------------------------- --------------------------

Enterprise                   0.75%                      0.68%(1)                   1.43%
Growth 20                    0.75%                      0.52%                      1.27%
Internet                     1.20%                      0.80%                      2.00%
Technology 100               1.00%                      0.69%(1)                   1.69%
U.S. Emerging Growth         0.75%                      0.73%(1)                   1.48%

(1)OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.


EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before any waivers and absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


FUND                                 1 YEAR             3 YEARS            5 YEARS        10 YEARS
------------------------------------ ------------------ ------------------ -------------- -------------------

Enterprise                           $146               $452               $782           $1,713
Growth 20                            $129               $403               $697           $1,534
Internet                             $203               $627               $1,078         $2,327
Technology 100                       $172               $533               $918           $1,998
U.S. Emerging Growth                 $151               $468               $808           $1,768


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

SUBADVISOR FOR U.S. EMERGING GROWTH FUND. Next Century Growth Investors, LLC (Subadvisor) is the subadvisor for the U.S. EMERGING GROWTH FUND under an agreement with Strong. Under this agreement and under the supervision of the fund's Board of Directors and Strong, the Subadvisor provides a continuous investment program for the fund. This means the Subadvisor selects the securities the fund buys and sells. The Subadvisor began conducting business in December 1998 and had over $514 million under management as of February 28, 2001. It provides investment supervision to institutional investors and high net worth clients. Its address is 5500 Wayzata Boulevard, Suite 975, Minneapolis, MN 55416.


The following individuals are the funds' portfolio managers.


DEREK V.W. FELSKE manages the TECHNOLOGY 100 FUND. He has over 15 years of investment experience and is a Chartered Financial Analyst. Mr. Felske joined Strong in January 1999 as a Portfolio Manager and has managed the TECHNOLOGY 100 FUND since its inception in December 1999. From July 1996 to January 1999, Mr. Felske was the chief executive officer of Leawood Capital Management LLC. From September 1993 to July 1996, Mr. Felske was a vice president and a Portfolio Manager of equity funds at Twentieth Century Companies, Inc. From 1991 to 1993, Mr. Felske was a member of the portfolio management team at RCM Capital
Management. Mr. Felske received his bachelor's degree in economics from Dartmouth College in 1980 and his master's of business administration in finance and accounting from Wharton Business School in 1991.

JAMES W.M. HOULTON manages the INTERNET FUND. He has over ten years of investment experience. Mr. Houlton joined Strong in July 1994 as an equity research analyst and has managed the INTERNET FUND since its inception in December 1999. He has been an equity Portfolio Manager since December 1999. From January 1999 to December 1999, he was a senior equity research analyst. From July 1994 to December 1998, he was an equity research analyst. From June 1990 to July 1994, Mr. Houlton was a quantitative research analyst at Kemper Financial Services. From June 1988 to June 1990, he worked at Zacks Investment Research where he began his investment career. Mr. Houlton received his bachelor's degree in economics from University of Cincinnati in 1983 and his master's of business administration in finance and management from University of Cincinnati in 1988.

DONALD M. LONGLET co-manages the U.S. EMERGING GROWTH FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He has co-managed the U.S. EMERGING GROWTH FUND since its inception in December 1998. Mr. Longlet has been president of the Subadvisor and a Portfolio Manager since December 1998. From 1989 to 1998, Mr. Longlet was employed by Jundt Associates, Inc. as a Portfolio Manager of equity funds. From 1983 until 1989, Mr. Longlet was a Portfolio Manager for AMEV Advisers, Inc. (now, Fortis Advisers, Inc.). Mr. Longlet began his investment career in 1968 with Northwestern National Bank of Minneapolis (now known as Wells Fargo Bank), where he served as a security analyst and Portfolio Manager until 1982. Mr. Longlet received his bachelor's degree in philosophy from the University of Minnesota in 1967.

RONALD C. OGNAR manages the GROWTH 20 FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in April 1993 and has managed the GROWTH 20 FUND since its inception in June 1997. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

THOMAS J. PENCE manages the ENTERPRISE FUND. He has over nine years of investment experience and is a Chartered Financial Analyst. He has managed the ENTERPRISE FUND since he joined Strong in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his master's of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

THOMAS L. PRESS co-manages the U.S. EMERGING GROWTH FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. He has co-managed the U.S. EMERGING GROWTH FUND since its inception in December 1998. Mr. Press has been Chairman and Chief Executive Officer of the Subadvisor and a Portfolio Manager since December 1998. From 1993 to 1998, Mr. Press was employed by Jundt Associates, Inc. as a Portfolio Manager of equity funds. Mr. Press was a senior vice president of Investment Advisers, Inc. and co-Portfolio Manager of an equity fund from 1992 until 1993. From 1987 to 1992, Mr. Press was a vice president of Institutional Sales at Morgan Stanley & Company, Inc. Prior to that, Mr. Press was an institutional salesman and trader at Salomon Brothers Inc. Mr. Press received his bachelor's degree in business administration from the University of Minnesota in 1979 and his master's of business administration in marketing from the University of St. Thomas in 1984.

ROBERT E. SCOTT co-manages the U.S. EMERGING GROWTH FUND. He has over seven years of investment experience and is a Chartered Financial Analyst. Mr. Scott has co-managed the U.S. EMERGING GROWTH FUND since he joined the Subadvisor in September 2000. From April 1994 to August 2000, Mr. Scott was employed at Investment Advisers, Inc. (IAI). While at IAI, Mr. Scott held various positions. From July 1999 to August 2000, he served as vice president and equity Portfolio Manager. From January 1996 to June 1999, he was an associate vice president and equity analyst, and from March 1994 to December 1995, he was a marketing analyst and investment performance analyst. From June 1991 to June 1993, Mr. Scott was a research analyst for economic and trade development at the American Embassy in Tokyo, Japan. Mr. Scott received his bachelor's degree in government from Harvard University in 1990.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


To a limited  extent,  each fund may  participate in the initial public offering
(IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.


STRONG ENTERPRISE FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                             -------------------------------------------
                                                                              Dec. 31,      Dec. 31,        Dec. 31,
SELECTED PER-SHARE DATA(a)                                                    2000          1999            1998(b)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                         $   41.24     $   14.74       $ 10.00
Income From Investment Operations:
        Net Investment Loss                                                      (0.28)        (0.09)        (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments               (12.04)        27.43          4.75
------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                                        (12.32)        27.34          4.74
Less Distributions:
        From Net Realized Gains                                                  (0.55)        (0.84)        (0.00)(c)
------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                                      (0.55)        (0.84)        (0.00)(c)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                               $   28.37     $   41.24       $ 14.74
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
        Total Return                                                             -29.8%       +187.8%        +47.4%
        Net Assets, End of Period (In Millions)                              $     575      $    571       $    11
        Ratio of Expenses to Average Net Assets                                    1.4%          1.4%          2.0%*
        Ratio of Net Investment Loss to Average Net Assets                        (0.7%)        (1.0%)        (0.9%)*
        Portfolio Turnover Rate(d)                                               473.7%        178.1%         95.7%

*  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b)  For the period from September 30, 1998 (inception) to December 31, 1998.
(c)  Amount calculated is less than $0.01.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



STRONG GROWTH 20 FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                    ----------------------------------------------------
                                                                    Dec. 31,    Dec. 31,     Dec. 31,         Dec. 31,
SELECTED PER-SHARE DATA(a)                                          2000        1999         1998             1997(b)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $  30.63    $  15.44     $  11.31        $  10.00
Income From Investment Operations:
        Net Investment Loss                                            (0.10)      (0.08)       (0.08)          (0.01)
        Net Realized and Unrealized Gains (Losses) on Investments      (3.05)      16.60         4.21            1.40
------------------------------------------------------------------------------------------------------------------------
        Total from Investment Operations                               (3.15)      16.52         4.13            1.39
Less Distributions:
        In Excess of Net Investment Income                                --          --        (0.00)(c)       (0.08)
        From Net Realized Gains                                        (2.35)      (1.33)          --              --
------------------------------------------------------------------------------------------------------------------------
        Total Distributions                                            (2.35)      (1.33)       (0.00)(c)       (0.08)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $  25.13    $  30.63     $  15.44        $  11.31
========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------
        Total Return                                                   -10.3%     +109.5%       +36.5%          +13.9%
        Net Assets, End of Period (In Millions)                     $    766    $    466     $     71        $     60
        Ratio of Expenses to Average Net Assets                          1.3%        1.4%         1.5%            1.4%*
        Ratio of Net Investment Loss to Average Net Assets              (0.4%)      (0.6%)       (0.6%)          (0.3%)*
        Portfolio Turnover Rate(d)                                     521.0%      432.3%       541.2%          250.1%

    *   Calculated on an annualized basis.
        (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
        (b)   For the period from June 30, 1997 (inception) to December 31,
              1997.
        (c)   Amount calculated is less than $0.01.
        (d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG INTERNET FUND - INVESTOR CLASS
--------------------------------------------------------------------------------



                                                                     Dec. 31,
SELECTED PER-SHARE DATA(a)                                           2000
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
Income From Investment Operations:
    Net Investment Loss                                                 (0.16)
    Net Realized and Unrealized Losses on Investments                   (4.29)
-------------------------------------------------------------------------------
    Total from Investment Operations                                    (4.45)
Less Distributions:
    From Net Investment Income                                             --
-------------------------------------------------------------------------------
    Total Distributions                                                    --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    5.55
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
    Total Return                                                        -44.5%
    Net Assets, End of Period (In Millions)                         $      50
    Ratio of Expenses to Average Net Assets                               2.0%
    Ratio of Net Investment Loss to Average Net Assets                   (1.8%)
    Portfolio Turnover Rate                                             437.5%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

STRONG TECHNOLOGY 100 FUND - INVESTOR CLASS
-------------------------------------------------------------------------------


                                                                      Dec. 31,
SELECTED PER-SHARE DATA(a)                                            2000
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $   10.00
Income From Investment Operations:
    Net Investment Loss                                                 (0.11)
    Net Realized and Unrealized Losses on Investments                   (1.85)
-------------------------------------------------------------------------------
    Total from Investment Operations                                    (1.96)
Less Distributions:
    From Net Investment Income                                             --
-------------------------------------------------------------------------------
    Total Distributions                                                    --
-------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $    8.04
===============================================================================
RATIOS AND SUPPLEMENTAL DATA
-------------------------------------------------------------------------------
    Total Return                                                        -19.6%
    Net Assets, End of Period (In Millions)                         $     248
    Ratio of Expenses to Average Net Assets                               1.6%
    Ratio of Net Investment Loss to Average Net Assets                   (1.3%)
    Portfolio Turnover Rate                                             688.4%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

STRONG U.S. EMERGING GROWTH FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                         -----------------------
                                                                          Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA(a)                                                 2000         1999
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                     $   19.59    $   10.00
Income From Investment Operations:
    Net Investment Loss                                                      (0.19)       (0.11)
    Net Realized and Unrealized Gains on Investments                          0.22         9.99
------------------------------------------------------------------------------------------------
    Total from Investment Operations                                          0.03         9.88
Less Distributions:
    From Net Realized Gains                                                  (0.45)       (0.29)
------------------------------------------------------------------------------------------------
    Total Distributions                                                      (0.45)       (0.29)
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                           $   19.17    $   19.59
================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
    Total Return                                                              +0.3%       +98.9%
    Net Assets, End of Period (In Millions)                              $     112    $      36
    Ratio of Expenses to Average Net Assets Without
     Waivers and Absorptions                                                   1.4%         1.9%
    Ratio of Expenses to Average Net Assets                                    1.4%         1.8%
    Ratio of Net Investment Loss to Average Net Assets                        (1.2%)       (1.5%)
    Portfolio Turnover Rate                                                  186.8%       281.1%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

YOUR ACCOUNT

SHARE PRICE


Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares
outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES
Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
-------------------------------------------- ------------------------------------ -------------------------------------


PLEASE REMEMBER...



o    You cannot use an Automatic Investment Plan with an Education IRA.


o If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides document or administrative services, there is no initial investment minimum.


MULTIPLE CLASS PLAN

The ENTERPRISE FUND, the GROWTH 20 FUND, and the U.S. EMERGING GROWTH FUND each have adopted a multiple class plan. The ENTERPRISE FUND and the GROWTH 20 FUND offer Investor Class shares and Advisor Class shares. The U.S. EMERGING GROWTH FUND offers Investor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.


BUYING INSTRUCTIONS
You can buy shares in several ways.


MAIL

You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).


EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 for a Shareholder Account Options Form.


 ((Side Box))

                  QUESTIONS?


              Call 1-800-368-3863
                24 hours a day

                 7 days a week


EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER...

o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.


SELLING INSTRUCTIONS
You can sell shares in several ways.


MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.


REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:


(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.


STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.


PLEASE REMEMBER...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.


o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))

There may be special distribution requirements that apply to retirement accounts. For instructions on:

o    Roth and Traditional IRA accounts, call


     1-800-368-3863.

o SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.




((Side Box))
------------------------------------------------------

SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions.
A notary public stamp or seal cannot be substituted for a signature guarantee.

------------------------------------------------------

ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

EARLY REDEMPTION FEE
The INTERNET FUND and the TECHNOLOGY 100 FUND can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" engage in frequent purchases and redemptions that can disrupt a fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, until June 15, 2001, each of these funds charges a 1.00% fee on redemptions (including exchanges) of fund shares held for less than six months. For shares purchased after June 15, 2001, the 1.00% fee will be charged on shares held for less than one month. Redemption fees will be paid to the fund. Each of these funds will use the "first-in, first-out" (FIFO) method to determine the six-month holding period.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 2001.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access, at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.


DISTRIBUTIONS
--------------------------------------------------------------------------------


DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES
--------------------------------------------------------------------------------


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional
IRA or other TAX-DEFERRED ACCOUNT, your dividends
and distributions will not be taxed at the time they
are paid, but instead at the time you withdraw them
from your account.
------------------------------------------------------


RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


((Side Box))
-------------------------------------------------------

Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO
AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.

-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.


SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL

If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.


STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. The INTERNET FUND and the TECHNOLOGY 100 FUND charge an early redemption fee of 1.00%. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES

You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.


o    PAYROLL DIRECT DEPOSIT PLAN

     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.


o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.


STRONG RETIREMENT PLAN SERVICES

We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:


o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.
o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).


o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.


o Reject any purchase or redemption request that does not contain all required documentation.


o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:


BY TELEPHONE                                       FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                   1-800-999-2780


BY MAIL                                            BY OVERNIGHT DELIVERY
Strong Funds                                       Strong Funds
P.O. Box 2936                                      900 Heritage Reserve
Milwaukee, WI 53201-2936                           Menomonee Falls, WI 53051

ON THE INTERNET                                    BY E-MAIL
View online or download documents:                 SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov



This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.

Strong Enterprise Fund, a series of Strong Equity Funds,  Inc., SEC file number:
811-8100
Strong Growth 20 Fund, a series of Strong Equity Funds,  Inc.,  SEC file number:
811-8100
Strong  Internet  Fund, a series of Strong Equity Funds,  Inc., SEC file number:
811-8100
Strong Technology 100 Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100
Strong U.S. Emerging Growth Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100






                                                          PROSPECTUS MAY 1, 2001

[INVESTOR CLASS (written vertically)]




                                                                      The Strong
                                                                          Growth
                                                                           Funds


                                              [PICTURE OF MAN HOLDING TELEPHONE]











                                         Strong Discovery Fund
                                      Strong Dow 30 Value Fund
                                            Strong Growth Fund
                                    Strong Large Cap Core Fund
                                  Strong Large Cap Growth Fund
                               Strong Mid Cap Disciplined Fund
                                       Strong Opportunity Fund


                                                            [STRONG LOGO] STRONG

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.






TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the funds' goals? ....................................................1

What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................5

What are the funds' fees and expenses? .......................................13

Who are the funds' investment advisor and portfolio managers? ................15

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Financial Highlights .........................................................19

YOUR ACCOUNT

Share Price ..................................................................27

Buying Shares ................................................................28

Selling Shares ...............................................................31

Additional Policies ..........................................................33

Distributions ................................................................35

Taxes ........................................................................36


Services for Investors .......................................................37


Reserved Rights ..............................................................39

For More Information .................................................Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

Each fund seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?



The DISCOVERY FUND invests, under normal conditions, in securities that its manager believes offer attractive opportunities for growth. The fund usually invests in a diversified portfolio of common stocks from small-, medium-, and large-capitalization companies. These are chosen through a combination of in-depth fundamental analysis of a company's financial reports and direct, on-site research during company visits. When the manager believes market conditions favor fixed-income investments, the manager has the flexibility to invest a significant portion of the fund's assets in bonds. The fund would primarily invest in intermediate- and long-term investment grade bonds. To a limited extent, the fund may also invest in foreign securities. The manager may sell a holding if its growth potential or fundamental qualities change. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

((Side Box))

-----------------------------------------------------

*Dow JonesSM, Dow Jones Industrial AverageSM, Dow 30SM , and DJIASM are service marks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by the Strong Dow 30 Value Fund. The Strong Dow 30 Value Fund is based, in whole or in part, on the Dow Jones Industrial AverageSM. The Strong Dow 30 Value Fund is not sponsored, endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in the fund. Please read "Other Important Information You Should Know" for additional information.
-----------------------------------------------------

The DOW 30 VALUE FUND invests in the 30 blue-chip companies that make up the Dow Jones Industrial Average (DJIA). The fund indexes half of its assets to the DJIA by maintaining price-weighted positions in each of the 30 DJIA companies' securities. In this way, this portion of the fund's portfolio will seek to approximate the price-weighted total return of these companies. In addition, the fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions. The fund may invest up to 20% of its net assets in cash and short-term investment-grade fixed income securities. Generally, the DOW 30 VALUE FUND will not have a position in any company greater than 10% of the fund's net assets. The manager may sell a holding from the actively managed portion of the portfolio when it no longer fits the selection criteria.

The GROWTH FUND focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when the company's growth prospects become less attractive. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The LARGE CAP CORE FUND (formerly the Strategic Growth Fund) invests, under normal conditions, primarily in the stocks of large-capitalization companies. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The fund also invests in medium-capitalization companies. The manager chooses stocks through fundamental analysis and research and looks for companies the manager believes may have long-term growth potential. The manager examines many factors such as consistency of a business plan, foresight of the competitive market conditions, business knowledge, and management's attention to detail. To a limited extent, the fund may also invest in companies the manager believes may be inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The portfolio generally holds 50 or fewer stocks. To a limited extent, the fund may also invest in foreign securities. The manager may sell a holding if its growth prospects diminish or if better investment opportunities become available.

The LARGE CAP GROWTH FUND invests, under normal conditions, at least 65% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The fund's managers seek to identify companies that have accelerating sales and earnings, enjoy a competitive advantage (for example, dominant market share), and have effective management (for example, high return on invested capital). The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity. To a limited extent, the fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The managers' decision to engage in this hedging strategy will reflect the managers' judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may invest in foreign securities. The fund's active trading approach may increase the fund's costs, and these additional costs may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The MID CAP DISCIPLINED FUND invests, under normal conditions, at least 65% of its assets in stocks of medium-capitalization companies that the fund's manager believes present attractive opportunities, but have not been widely recognized by investment analysts or the financial press. The fund defines "medium-capitalization companies" as companies whose market capitalization is substantially similar to that of companies in the Russell Midcap Index at the time of investment. To identify these companies, the manager engages in in-depth, first-hand research. Visits with members of a company's management team are often an integral part of this process. The goal of the manager's research is to identify companies that are undervalued or have growth potential that are not currently reflected in the companies' stock price. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when changes in its price or growth potential no longer make it an attractive investment. The fund's active trading approach may increase the fund's costs which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The OPPORTUNITY FUND invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases the analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

The  managers  of each of the funds may  invest  without  limitation  in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the DOW 30 VALUE FUND, foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to these funds if the market goes up. In this case, the funds may not achieve their investment goals.



WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


STOCK RISKS: Each of the fund's major risks are those of investing in the stock market. This means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.


BOND RISKS: The DISCOVERY FUND maintains the flexibility to invest in bonds. To the extent it does, the fund is exposed to the risks of bond investing. A bond's market value is affected significantly by changes in interest rates--generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, the fund's share price fluctuates. So, when you sell your investment, you may receive more or less money than you originally invested.


FOREIGN SECURITIES RISKS: Each of the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

NONDIVERSIFIED PORTFOLIO RISK: The DOW 30 VALUE FUND is a nondiversified fund, so compared to a diversified fund, it may take larger positions in individual stocks. As a result, the shares of this fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: Each of the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND invests a substantial portion of its assets in the stocks of small- and/or medium- capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

VALUE- AND GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the LARGE CAP CORE FUND invests in growth-style stocks and, to a limited extent, in value-style stocks and each of the other funds focus on either value- or growth-style stocks, each fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, the DOW 30 VALUE FUND primarily invests in stocks that the fund's manager believes are undervalued. Value stocks may not increase in price as anticipated by the fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

WRITING OPTIONS RISK: The GROWTH FUND and the LARGE CAP GROWTH FUND write put and call options. In doing so, the funds receive fees for writing the options but are exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's managers to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce a fund's opportunity for investment gain. To the extent required, the funds will cover the financial exposure created by writing put and call options. To accomplish this, the funds will either use offsetting options or futures or designate liquid assets on its books and records.


Each of the funds is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

Each of the funds, except the DOW 30 VALUE FUND, has adopted a multiple class plan. The GROWTH FUND offers Investor Class shares, Advisor Class shares, and Institutional Class shares. The OPPORTUNITY FUND offers Investor Class shares and Advisor Class shares. The DISCOVERY FUND, the DOW 30 VALUE FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, and the MID CAP DISCIPLINED FUND offer Investor Class shares. Only the Investor Class shares of each fund are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

FUND PERFORMANCE
The following return information illustrates how the performance of the funds' Investor Class shares can vary, which is one indication of the risks of investing in the funds. Please keep in mind that the past performance does not represent how a fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS


--------------------------------------------------------------------------------------------------------------------------
                                Large Cap                                                  Large Cap Core     Mid Cap
    Year        Discovery        Growth       Opportunity       Growth       Dow 30 Value                   Disciplined
--------------------------------------------------------------------------------------------------------------------------
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    1991            67.6%         33.6%            31.7%           -               -              -               -
--------------------------------------------------------------------------------------------------------------------------
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    1992             1.9%          0.6%            17.4%           -               -              -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1993            22.2%         22.5%            21.2%           -               -              -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1994            -5.7%         -1.4%             3.2%          17.3%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1995            34.8%         27.0%            27.3%          41.0%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1996             1.5%         14.1%            18.1%          19.5%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1997            10.9%         24.2%            23.5%          19.1%            -              -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1998             7.0%         32.1%            15.5%          27.0%         16.1%             -               -
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
    1999             5.3%         59.8%            33.4%          75.1%         24.9%            29.4%           35.2%
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    2000             4.0%         -13.4%            8.6%          -9.2%           -4.8%          -9.2%           22.8%
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BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Discovery                             28.0% (1st Q 1991)                   -17.4% (3rd Q 1998)
Dow 30 Value                          15.4% (4th Q 1998)                   -10.7% (3rd Q 1998)
Growth                                54.9% (4th Q 1999)                   -22.3% (4th Q 2000)
Large Cap Core                        24.7% (4th Q 1998)                    -9.8% (3rd Q 1998)
Large Cap Growth                      42.2% (4th Q 1999)                   -19.3% (4th Q 2000)
Mid Cap Disciplined                   18.4% (4th Q 1999)                   -11.3% (3rd Q 1999)
Opportunity                           17.5% (4th Q 1998)                   -14.1% (3rd Q 1998)


AVERAGE ANNUAL TOTAL RETURNS

                                                               AS OF 12-31-00
FUND/INDEX                                1-YEAR      5-YEAR      10-YEAR           SINCE FUND INCEPTION(1)
DISCOVERY                                 3.97%       5.68%        13.35%           13.61%
Russell 2000 Index(2)                     -3.02%      10.31%       15.53%           13.10%
Lipper Mid-Cap Core Funds Index(3)        6.26%       16.17%       17.95%             N/A
DOW 30 VALUE                              -4.75%        --           --             11.36%
Dow Jones Industrial Average(4)           -4.88%        --           --             12.64%
Lipper Large-Cap Value Funds Index(3)     1.95%         --           --             10.12%
GROWTH                                    -9.23%      23.48%         --             24.92%
S&P 500 Index(5)                          -9.11%      18.33%         --             18.25%
Lipper Multi-Cap Growth Funds Index(3)    12.05%      18.41%         --             17.13%
LARGE CAP CORE                            -9.19%        --           --             11.80%
S&P 500 Index(5)                          -9.11%        --           --              7.63%
Lipper Multi-Cap Core Funds Index(3)-3.34%              --           --              8.12%
LARGE CAP GROWTH                          -13.41%     20.94%      18.22%            16.89%
S&P 500 Index(5)                          -9.11%      18.33%      17.46%            16.88%
Lipper Large-Cap Growth Funds Index(3)    -19.68%     17.85%      17.32%            16.17%
MID CAP DISCIPLINED                       22.80%        --           --             28.85%
S&P MidCap 400 Index(6)                   17.51%        --           --             16.11%
Russell Midcap Index(7)                      8.25%      --           --             13.13%
Lipper Mid-Cap Value Funds Index(3)       10.59%        --           --             11.26%
OPPORTUNITY                               8.57%       19.52%      19.62%            18.73%
S&P MidCap 400 Index(6)                   17.51%      20.41%       19.86%           17.21%
Russell Midcap Index(7)                   8.25%       16.69%       18.28%           15.33%
Lipper Multi-Cap Value Funds Index(3)     9.64%       13.69%       14.87%           13.35%

(1) THE DISCOVERY FUND, THE DOW 30 VALUE FUND, THE GROWTH FUND, THE LARGE CAP CORE FUND, THE LARGE CAP GROWTH FUND, THE MID CAP DISCIPLINED FUND, AND THE OPPORTUNITY FUND COMMENCED OPERATIONS ON DECEMBER 31, 1987, DECEMBER 31, 1997, DECEMBER 31, 1993, JUNE 30, 1998, DECEMBER 30, 1981, DECEMBER 31, 1998, AND
DECEMBER 31, 1985, RESPECTIVELY.
(2) THE RUSSELL 2000 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR SMALL-CAPITALIZATION STOCKS. (3) THE LIPPER MID-CAP CORE FUNDS INDEX, THE LIPPER LARGE-CAP VALUE FUNDS INDEX, THE LIPPER MULTI-CAP GROWTH FUNDS INDEX, THE LIPPER MULTI-CAP CORE FUNDS INDEX, THE LIPPER LARGE-CAP GROWTH FUNDS INDEX, THE LIPPER MID-CAP VALUE FUNDS INDEX, AND THE LIPPER MULTI-CAP VALUE FUNDS INDEX ARE EQUALLY WEIGHTED PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(4) THE DOW JONES INDUSTRIAL AVERAGE IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(5) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(6) THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.
(7) THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE MID CAP DISCIPLINED FUND AND THE OPPORTUNITY FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE S&P MIDCAP 400 INDEX. WE ARE REPLACING THIS INDEX WITH THE RUSSELL MIDCAP INDEX AS WE BELIEVE THE RUSSELL MIDCAP INDEX MORE ACCURATELY REFLECTS EACH FUND'S INVESTMENT PROGRAM.

The LARGE CAP CORE FUND'S and the MID CAP DISCIPLINED FUND'S since inception returns were significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.


SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Investor Class shares of each fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)

                             MANAGEMENT                 OTHER                      TOTAL ANNUAL FUND
FUND                         FEES                       EXPENSES                   OPERATING EXPENSES
---------------------------- -------------------------- -------------------------- --------------------------


Discovery                    0.75%                      0.76%(1)                   1.51%
Dow 30 Value                 0.80%                      0.46%(1)                   1.26%
Growth                       0.75%                      0.45%                      1.20%
Large Cap Core               0.75%                      1.25%                      2.00%
Large Cap Growth             0.55%                      0.41%                      0.96%
Mid Cap Disciplined          0.75%                      1.17%(1)                   1.92%
Opportunity                  0.75%                      0.45%                      1.20%


(1)OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.


EXAMPLE: This example is intended to help you compare the cost of investing in the funds, before any waivers and absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

FUND                                 1 YEAR             3 YEARS            5 YEARS        10 YEARS
------------------------------------ ------------------ ------------------ -------------- -------------------
Discovery                            $154               $477               $824           $1,802
Dow 30 Value                         $128               $400               $692           $1,523
Growth                               $122               $381               $660           $1,455
Large Cap Core                       $203               $627               $1,078         $2,327
Large Cap Growth                     $98                $306               $531           $1,178
Mid Cap Disciplined                  $195               $603               $1,037         $2,243
Opportunity                          $122               $381               $660           $1,455


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

The following individuals are the funds' portfolio managers.

ROBERT J. COSTOMIRIS manages the MID CAP DISCIPLINED FUND. He has over 4 years of investment experience and is a Chartered Financial Analyst. Mr. Costomiris joined Strong in April 2001. From May 1997 to March 2001, Mr. Costomiris was a director of research at Thomson Horstmann & Bryant Inc. From December 1993 to April 1997, Mr. Costomiris was a senior investment consultant at Hewitt Associates LLC, a management consulting firm. Mr. Costomiris received his bachelor's degree in chemical engineering at the University of Pennsylvania in 1985 and his master's of business administration in finance and accounting at the University of Chicago Graduate School of Business in 1995.

KAREN MCGRATH manages the DOW 30 VALUE FUND. Ms. McGrath has over 25 years of investment experience and is a Chartered Financial Analyst. She joined Strong as a Portfolio Manager in September 1995 and has managed the DOW 30 VALUE FUND since December 2000. From January 1994 until September 1995, she served as a Portfolio Manager of equity accounts and president of National Investment Services, Inc. (NIS). From January 1990 until December 1993, she served as a Portfolio Manager of equity accounts and vice president and senior vice president of National Investment Services of America, Inc., a predecessor organization to NIS. Ms. McGrath began her career at Loomis Sayles & Company, Inc., where she worked as a Portfolio Manager of equity accounts for over 15 years. Ms. McGrath received her bachelor's degree in accounting from Marquette University in 1959.

RONALD C. OGNAR manages the GROWTH FUND and co-manages the LARGE CAP GROWTH FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in April 1993 and has managed the GROWTH FUND since its inception in December 1993 and co-managed the LARGE CAP GROWTH Fund since April 1993. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

CHARLES A. PAQUELET manages the DISCOVERY FUND and the LARGE CAP CORE FUND. He has over ten years of investment experience and is a Chartered Financial Analyst. He joined Strong as a securities analyst in 1989. Since 1990, he has been a Portfolio Manager of separate accounts and accounts of institutional investors. Mr. Paquelet has managed or co-managed the DISCOVERY FUND since August 1996 and the LARGE CAP CORE FUND since October 2000. Prior to joining Strong, he was a financial analyst for B.F. Goodrich Company in 1987. Mr. Paquelet received his bachelor's degree in finance from Case Western Reserve University in 1987 and his master's of business administration in finance from Indiana University in 1989.

IAN J. ROGERS co-manages the LARGE CAP GROWTH FUND. He has over 15 years of investment experience. Mr. Rogers joined Strong as an equity analyst in August 1993. He has co-managed the LARGE CAP GROWTH FUND since October 1994. From
December 1986 to August 1993, Mr. Rogers was an equity analyst with Kemper Financial Services. From August 1984 to November 1986, he was an equity analyst for Allstate Insurance Company. Mr. Rogers began his investment career in 1983 as an equity analyst for Comerica Bank. Mr. Rogers received his bachelor's degree in business administration from Ferris State College in 1966 and his master's of business administration in finance from Central Michigan University in 1983.

RICHARD T. WEISS manages the OPPORTUNITY FUND. He has over 25 years of investment experience and has managed the OPPORTUNITY FUND since March 1991. Mr. Weiss joined Strong as a Portfolio Manager in March 1991. Prior to joining Strong, Mr. Weiss was employed by Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a Portfolio Manager in 1981. Mr. Weiss received his bachelor's degree in business administration from the University of Southern California in 1973 and his masters of business administration in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


To a limited extent, the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND may participate in the initial public offering (IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

THE DOW 30 VALUE FUND IS NOT SPONSORED BY DOW JONES
The DOW 30 VALUE FUND is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly. Dow Jones' only relationship to the fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial AverageSM which is determined, composed and calculated by Dow Jones without regard to the fund. Dow Jones has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund's shares to be issued or in the determination or calculation of the equation by which the fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the fund.

DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Investor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Investor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Investor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.



STRONG DISCOVERY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                              Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31
SELECTED PER-SHARE DATA(a)                                    2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $18.64    $17.95     $17.00    $17.45    $18.96
Income From Investment Operations:
   Net Investment Income (Loss)                                  0.06     (0.17)     (0.07)    (0.16)    (0.15)
   Net Realized and Unrealized Gains on Investments              0.51      1.08       1.26      2.00      0.35
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                              0.57      0.91       1.19      1.84      0.20
Less Distributions:
   From Net Investment Income                                   (0.04)       --         --        --        --
   In Excess of Net Investment Income                              --        --         --        --     (1.12)
   From Net Realized Gains                                      (2.78)    (0.22)     (0.24)    (1.90)    (0.59)
   In Excess of Net Realized Gains                                 --        --         --     (0.39)       --
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (2.82)    (0.22)     (0.24)    (2.29)    (1.71)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $16.39    $18.64     $17.95    $17.00    $17.45
==============================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------
   Total Return                                                  +4.0%     +5.3%      +7.0%    +10.9%     +1.5%
   Net Assets, End of Period (In Millions)                     $  165    $  187     $  322    $  383    $  514
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                             1.5%      1.4%       1.3%      1.4%      1.4%
   Ratio of Expenses to Average Net Assets                        1.5%      1.4%       1.3%      1.4%      1.4%
   Ratio of Net Investment Income (Loss) to Average Net Assets    0.3%     (0.7%)     (0.4%)    (0.9%)    (0.3%)
   Portfolio Turnover Rate                                      481.8%    214.0%     185.9%    169.9%    792.8%

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.



STRONG DOW 30 VALUE FUND - INVESTOR CLASS
------------------------------------------------------------------------------------------


                                                               Dec. 31,  Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                     2000      1999      1998
------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $14.22   $ 11.43     $10.00
Income From Investment Operations:
   Net Investment Income                                         0.06      0.05       0.18
   Net Realized and Unrealized Gains (Losses) on Investments    (0.73)     2.79       1.43
------------------------------------------------------------------------------------------
   Total from Investment Operations                             (0.67)     2.84       1.61
Less Distributions:
   From Net Investment Income                                   (0.06)    (0.05)     (0.18)
------------------------------------------------------------------------------------------
   Total Distributions                                          (0.06)    (0.05)     (0.18)
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $13.49   $ 14.22     $11.43
==========================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
   Total Return                                                  -4.8%    +24.9%     +16.1%
   Net Assets, End of Period (In Millions)                     $  160   $   114     $   28
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     1.2%      1.1%       2.0%
   Ratio of Expenses to Average Net Assets                        1.2%      1.1%       0.1%
   Ratio of Net Investment Income to Average Net Assets           0.5%      0.6%       2.1%
   Portfolio Turnover Rate                                       87.1%     64.8%      45.7%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

STRONG GROWTH FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------


                                                              Dec. 31,   Dec. 31,   Dec. 31,  Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                    2000      1999       1998       1997      1996
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $35.66    $23.25     $18.31       $18.50    $15.88
Income From Investment Operations:
   Net Investment Loss                                          (0.17)    (0.18)     (0.13)       (0.08)    (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments    (3.21)    17.08       5.07         3.41      3.13
-----------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                             (3.38)    16.90       4.94         3.33      3.10
Less Distributions:
   In Excess of Net Investment Income                              --        --         --           --     (0.02)
   From Net Realized Gains                                      (5.23)    (4.49)     (0.00)(b)  (2.70)    (0.46)
   In Excess of Net Realized Gains                                 --        --         --        (0.82)       --
-----------------------------------------------------------------------------------------------------------------
   Total Distributions                                          (5.23)    (4.49)     (0.00)(b)  (3.52)    (0.48)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $27.05    $35.66     $23.25       $18.31    $18.50
-----------------------------------------------------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------
   Total Return                                                  -9.2%    +75.1%     +27.0%       +19.1%    +19.5%
   Net Assets, End of Period (In Millions)                     $3,411    $3,354     $1,835       $1,597    $1,308
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                             1.2%      1.2%       1.3%         1.3%      1.3%
   Ratio of Expenses to Average Net Assets                        1.2%      1.2%       1.3%         1.3%      1.3%
   Ratio of Net Investment Loss to Average Net Assets            (0.6%)    (0.8%)     (0.7%)       (0.5%)    (0.2%)
   Portfolio Turnover Rate(c)                                   366.3%    324.0%     248.6%       295.7%    294.9%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  Amount calculated is less than $0.01.
 (c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG LARGE CAP CORE FUND - INVESTOR CLASS
--------------------------------------------------------------------------------

                                                               Dec. 31,  Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                     2000      1999     1998(b)
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.85    $11.25     $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.09)    (0.11)     (0.03)
   Net Realized and Unrealized Gains (Losses) on Investments    (1.19)     3.41       1.28
------------------------------------------------------------------------------------------
   Total from Investment Operations                             (1.28)     3.30       1.25
Less Distributions:
   From Net Realized Gains                                      (0.17)    (0.70)        --
------------------------------------------------------------------------------------------
   Total Distributions                                          (0.17)    (0.70)        --
------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $12.40    $13.85     $11.25
==========================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------
   Total Return                                                  -9.2%    +29.4%     +12.5%
   Net Assets, End of Period (In Millions)                     $    6    $    5     $    3
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     2.0%      2.0%       2.0%*
   Ratio of Expenses to Average Net Assets                        2.0%      2.0%       2.0%*
   Ratio of Net Investment Loss to Average Net Assets            (0.8%)    (1.1%)     (0.5%)
   Portfolio Turnover Rate                                      154.9%    178.4%      59.7%

*  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  For the period from June 30, 1998 (inception) to December 31, 1998.


STRONG LARGE CAP GROWTH FUND - INVESTOR CLASS
--------------------------------------------------------------------------------


                                                                      Dec. 31,  Oct. 31,  Oct. 31,  Oct. 31,   Oct. 31,  Oct. 31,
SELECTED PER-SHARE DATA(a)                                            2000(b)    2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $45.49    $41.52    $29.10    $32.66     $31.36    $28.02
Income From Investment Operations:
   Net Investment Income (Loss)                                          0.01     (0.16)    (0.03)     0.13       0.19      0.24
   Net Realized and Unrealized Gains (Losses) on Investments            (4.81)    12.01     12.84      3.44       6.21      4.65
--------------------------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                                     (4.80)    11.85     12.81      3.57       6.40      4.89
Less Distributions:
   From Net Investment Income                                              --        --        --     (0.14)     (0.19)    (0.24)
   In Excess of Net Investment Income                                      --        --     (0.01)       --      (0.17)    (0.06)
   From Net Realized Gains                                              (5.92)    (7.88)    (0.38)    (6.89)     (4.74)    (1.25)
   In Excess of Net Realized Gains                                         --        --        --     (0.10)        --        --
--------------------------------------------------------------------------------------------------------------------------------
   Total Distributions                                                  (5.92)    (7.88)    (0.39)    (7.13)     (5.10)    (1.55)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $34.77    $45.49    $41.52    $29.10     $32.66    $31.36
================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
   Total Return                                                         -10.3%    +28.1%    +44.3%    +13.6%     +23.4%    +18.0%
   Net Assets, End of Period (In Millions)                             $1,574    $1,769    $1,253    $  863     $  832    $  760
   Ratio of Expenses to Average Net Assets without
     Fees Paid Indirectly by Advisor                                      1.0%*     1.0%      1.0%      1.0%       1.1%      1.1%
   Ratio of Expenses to Average Net Assets                                1.0%*     1.0%      1.0%      1.0%       1.1%      1.1%
   Ratio of Net Investment Income (Loss) to Average Net Assets            0.1%*    (0.4%)    (0.1%)     0.4%       0.6%      0.8%
   Portfolio Turnover Rate                                               68.6%    455.0%    402.3%    267.8%     404.6%    502.4%

   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  In 2000, the fund changed its fiscal year-end from October to December.


STRONG MID CAP DISCIPLINED FUND - INVESTOR CLASS
-----------------------------------------------------------------------------------

                                                               Dec. 31,    Dec. 31,
SELECTED PER-SHARE DATA(a)                                      2000        1999
-----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $13.52       $10.00
Income From Investment Operations:
   Net Investment Loss                                          (0.00)(b)  (0.10)
   Net Realized and Unrealized Gains on Investments              3.00         3.62
----------------------------------------------------------------------------------
   Total from Investment Operations                              3.00         3.52
Less Distributions:
   From Net Investment Income                                   (0.06)          --
   From Net Realized Gains                                      (0.96)          --
----------------------------------------------------------------------------------
   Total Distributions                                          (1.02)          --
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                 $15.50       $13.52
==================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
   Total Return                                                + 22.8%       +35.2%
   Net Assets, End of Period (In Millions)                     $   18       $    6
   Ratio of Expenses to Average Net Assets                        1.9%         2.0%
   Ratio of Net Investment Loss to Average Net Assets            (0.1%)       (0.9%)
   Portfolio Turnover Rate                                      300.6%       245.7%

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b)  Amount calculated is less than $0.01.

STRONG OPPORTUNITY FUND - INVESTOR CLASS
--------------------------------------------------------------------------------------------------------------

                                                            Dec. 31,  Dec. 31,  Dec. 31,   Dec. 31,  Dec. 31,
SELECTED PER-SHARE DATA(a)                                  2000      1999      1998       1997      1996
--------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                        $44.69    $38.62     $37.41    $35.26     $33.35
Income From Investment Operations:
   Net Investment Income                                      0.17      0.08       0.05      0.10       0.20
   Net Realized and Unrealized Gains on Investments           3.30     12.42       5.68      7.90       5.78
--------------------------------------------------------------------------------------------------------------
   Total from Investment Operations                           3.47     12.50       5.73      8.00       5.98
Less Distributions:
   From Net Investment Income                                (0.17)    (0.08)     (0.05)    (0.10)     (0.20)
   In Excess of Net Investment Income                           --        --         --        --      (0.05)
   From Net Realized Gains                                   (5.64)    (6.35)     (4.47)    (5.75)     (3.82)
--------------------------------------------------------------------------------------------------------------
   Total Distributions                                       (5.81)    (6.43)     (4.52)    (5.85)     (4.07)
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                              $42.35    $44.69     $38.62    $37.41     $35.26
==============================================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------
   Total Return                                               +8.6%    +33.4%     +15.5%    +23.5%     +18.1%
   Net Assets, End of Period (In Millions)                  $3,337    $2,537     $2,038    $1,925     $1,770
   Ratio of Expenses to Average Net Assets without
      Fees Paid Indirectly by Advisor                          1.2%      1.2%       1.2%      1.2%       1.3%
   Ratio of Expenses to Average Net Assets                     1.2%      1.2%       1.2%      1.2%       1.3%
   Ratio of Net Investment Income to Average Net Assets        0.5%      0.2%       0.2%      0.3%       0.6%
   Portfolio Turnover Rate(b)                                 86.5%     80.8%      86.0%     93.7%     103.3%
  * Calculated on an annualized basis.

 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



YOUR ACCOUNT

SHARE PRICE


Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES


Some of the portfolio securities of the DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.


BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
-------------------------------------------- ------------------------------------ -------------------------------------

PLEASE REMEMBER...

o    You cannot use an Automatic Investment Plan with an Education IRA.

o If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides document or administrative services, there is no initial investment minimum.


MULTIPLE CLASS PLAN


The DISCOVERY FUND, the GROWTH FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, the MID CAP DISCIPLINED FUND, and the OPPORTUNITY FUND each have adopted a multiple class plan. The GROWTH FUND offers Investor Class shares, Advisor Class shares, and Institutional Class shares. The OPPORTUNITY FUND offers Investor Class shares and Advisor Class shares. The DISCOVERY FUND, the LARGE CAP CORE FUND, the LARGE CAP GROWTH FUND, and the MID CAP DISCIPLINED FUND offer Investor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.



BUYING INSTRUCTIONS
You can buy shares in several ways.


MAIL
You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).

EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))
---------------------------
        QUESTIONS?
---------------------------
    Call 1-800-368-3863
      24 hours a day
       7 days a week

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.


PLEASE REMEMBER...
o We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.


SELLING INSTRUCTIONS
You can sell shares in several ways.


MAIL
Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.

REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:


(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.


STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call l-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER...
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.


o Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.


((Side Box))
------------------------------------------------------
There may be special distribution requirements that
apply to retirement accounts.  For instructions on:
o    Roth and Traditional IRA accounts, call 1-800-368-3863.
o SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.
------------------------------------------------------

((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------

ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 2001.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access, at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.


DISTRIBUTIONS


DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------


RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.

((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------


Because everyone's tax situation is unique, you should consult your tax professional for assistance.


SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL
If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.

STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

STRONG AUTOMATIC INVESTMENT SERVICES
You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.


o    AUTOMATIC INVESTMENT PLAN (AIP)
This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.


o    PAYROLL DIRECT DEPOSIT PLAN

This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.


o    SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.


STRONG RETIREMENT PLAN SERVICES
We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:

o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.


RESERVED RIGHTS

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.

o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).


o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.


o    Waive the initial investment minimum at our discretion.

o Reject any purchase or redemption request that does not contain all required documentation.


o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:


BY TELEPHONE                                         FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                     1-800-999-2780


BY MAIL                                              BY OVERNIGHT DELIVERY
Strong Funds                                         Strong Funds
P.O. Box 2936                                        900 Heritage Reserve
Milwaukee, WI 53201-2936                             Menomonee Falls, WI 53051

ON THE INTERNET                                      BY E-MAIL
View online or download documents:                   SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov




This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.




Strong Discovery Fund, Inc., SEC file number: 811-5341

Strong Dow 30 Value Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100

Strong  Growth Fund, a series of Strong  Equity  Funds,  Inc.,  SEC file number:
811-8100


Strong Large Cap Core Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100
Strong Large Cap Growth Fund, Inc., SEC file number 811-3254


Strong Mid Cap Disciplined Fund, a series of Strong Equity Funds, Inc., SEC file number: 811-8100

Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-3793







                                                          PROSPECTUS MAY 1, 2001

[ADVISOR CLASS (written vertically)]




                                                                      The Strong
                                                                          Equity
                                                                           Funds


                                              [PICTURE OF MAN HOLDING TELEPHONE]










                                        Strong Enterprise Fund
                                            Strong Growth Fund
                                         Strong Growth 20 Fund
                                       Strong Opportunity Fund


                                                            [STRONG LOGO] STRONG

THE SECURITIES AND EXCHANGE  COMMISSION (SEC) HAS NOT APPROVED
OR  DISAPPROVED  OF THESE  SECURITIES  OR  DETERMINED  IF THIS
PROSPECTUS  IS TRUTHFUL OR  COMPLETE.  ANY  REPRESENTATION  TO
THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the funds' goals? ....................................................1

What are the funds' principal investment strategies? ..........................1

What are the main risks of investing in the funds? ............................3

What are the funds' fees and expenses? ........................................9

Who are the funds' investment advisor and portfolio managers? ................10

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Financial Highlights .........................................................12

YOUR ACCOUNT

Distribution Fees ............................................................17

Share Price ..................................................................17

Buying Shares ................................................................18

Selling Shares ...............................................................20

Additional Policies ..........................................................22

Distributions ................................................................23

Taxes ........................................................................24

Reserved Rights ..............................................................25

For More Information .................................................Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUNDS' GOALS?

Each fund seeks capital growth.

WHAT ARE THE FUNDS' PRINCIPAL INVESTMENT STRATEGIES?


The ENTERPRISE FUND generally invests, under normal conditions, in stocks of small- and medium-capitalization companies, though it may invest in companies of any size. It focuses on companies that the manager believes are positioned for rapid growth of revenue and earnings. The fund's manager strives to find leading companies in rapidly growing industries such as business services, computer and digital products, financial services, healthcare services, Internet-related companies, medical technology, retail, and telecommunications. Companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy also may be attractive candidates for the portfolio. To a limited extent, the fund may also invest in foreign securities. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The GROWTH FUND focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when the company's growth prospects become less attractive. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The GROWTH 20 FUND focuses, under normal conditions, on stocks of 20 to 30 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size. The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when the company's growth prospects become less attractive. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The OPPORTUNITY FUND invests, under normal conditions, primarily in stocks of medium-capitalization companies that the fund's manager believes are underpriced, yet have attractive growth prospects. The manager bases the analysis on a company's "private market value"--the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The manager determines a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive situation, and franchise value. To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when its price no longer compares favorably with the company's private market value.

The  managers  of each of the funds may  invest  without  limitation  in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's managers determine that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to these funds if the market goes up. In this case, the funds may not achieve their investment goals.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUNDS?


STOCK RISKS: The major risks of each fund are those of investing in the stock market. That means the funds may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISKS: Each of the funds may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because each of the funds focuses on growth-style stocks, each fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

MANAGEMENT RISK: Each of the funds is subject to management risk because each fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by each fund's managers will produce the desired results.

NONDIVERSIFIED PORTFOLIOS RISK: The GROWTH 20 FUND is nondiversified, so compared to a diversified fund, it may take larger positions in individual stocks. As a result, the shares of this fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

NOT INSURED RISK: An investment in a fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: Each of the funds invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the funds' portfolios. Generally, the smaller the company size, the greater these risks.

WRITING OPTIONS RISK: The GROWTH FUND and the GROWTH 20 FUND write put and call options. In doing so, the funds receive fees for writing the options but are exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's manager to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce a fund's opportunity for investment gain. To the extent required, the funds will cover the financial exposure created by writing put and call options. To accomplish this, the funds will either use offsetting options or futures or designate liquid assets on its books and records.


Each of the funds is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The funds are not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

Each fund has adopted a multiple class plan. The GROWTH FUND offers Investor Class shares, Advisor Class shares, and Institutional Class shares. The ENTERPRISE FUND, the GROWTH 20 FUND, and the OPPORTUNITY FUND offer Investor Class shares and Advisor Class shares. Only the Advisor Class shares are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses. Because 12b-1 fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor Class shares and may cost more than paying other types of sales charges.


FUND PERFORMANCE

The following return information illustrates how the performance of the funds' Advisor Class shares can vary, which is one indication of the risks of investing in the funds. Performance results for Advisor Class shares, which were first offered on February 24, 2000, are based on the historical performance of each fund's Investor Class shares from the inception of each fund up to February 23, 2000, recalculated to reflect the higher annual expense ratio applicable to the Advisor Class shares. The Investor Class shares of these funds are not offered by this prospectus. The returns for the Advisor Class shares are substantially similar to those of the Investor Class shares depicted below because each is invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance does not represent how a fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS

--------------------------------------------------------------------------------
    Year        Opportunity        Growth         Growth 20       Enterprise
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1990            -11.6%            -                -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1991             31.4%            -                -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1992             17.0%            -                -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1993             20.9%            -                -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1994              2.9%           17.0%             -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1995             27.0%           40.7%             -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1996             17.8%           19.2%             -               -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    1997             23.1%           18.8%             -               -

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1998             15.2%           26.7%            36.3%            -
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
    1999             33.1%           74.8%           109.2%          187.5%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    2000              8.2%           -9.5%           -10.6%          -30.0%

--------------------------------------------------------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

FUND NAME                             BEST QUARTER RETURN                 WORST QUARTER RETURN
------------------------------------- ----------------------------------- -----------------------------------

Enterprise                            71.3% (4th Q 1999)                   -24.4% (4th Q 2000)
Growth                                55.0% (4th Q 1999)                   -22.4% (4th Q 2000)
Growth 20                             64.9% (4th Q 1999)                   -25.2% (4th Q 2000)
Opportunity                           17.5% (4th Q 1998)                   -14.2% (3rd Q 1998)


AVERAGE ANNUAL TOTAL RETURNS

                                                      AS OF 12-31-00

FUND/INDEX                             1-YEAR       5-YEAR        10-YEAR           SINCE FUND INCEPTION(1)
Enterprise                             -29.95%       --            --                62.17%
S&P MidCap 400 Index(2)                 17.51%       --            --                27.52%
Russell Midcap Index(3)                  8.25%       __            __                20.31%
Lipper Multi-Cap Growth
Funds Index(4)                          -12.05%      --             --                 23.72%
GROWTH                                  -9.52%      23.18%         --                 24.61%
S&P 500 Index(5)                        -9.11%      18.33%         --                 18.25%
Lipper Multi-Cap Growth
Funds Index(4)                          -12.05%     18.41%         --                 17.13%
GROWTH 20                               -10.59%     --             --                 35.54%
S&P 500 Index(5)                        -9.11%      --             --                 13.64%
Lipper Large-Cap Growth
Funds Index(4)                          -19.68%     --             --                 14.69%
OPPORTUNITY                             8.21%       19.20%         19.30%             18.42%
S&P MidCap 400 Index(2)                 17.51%      20.41%         19.86%             17.21%
Russell Midcap Index(3)                 8.25%       16.69%         18.28%             15.33%
Lipper Multi-Cap Value Funds Index(4)   9.64%       13.69%         14.87%             13.35%

(1) THE ENTERPRISE FUND, THE GROWTH FUND, THE GROWTH 20 FUND, AND THE OPPORTUNITY FUND COMMENCED OPERATIONS ON SEPTEMBER 30, 1998, DECEMBER 31, 1993, JUNE 30, 1997, AND DECEMBER 31, 1985, RESPECTIVELY AND FIRST OFFERED ADVISOR CLASS SHARES ON FEBRUARY 24, 2000.
(2) THE S&P MIDCAP 400 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS.
(3) THE RUSSELL MIDCAP INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. MARKET FOR MEDIUM-CAPITALIZATION STOCKS. PREVIOUS PERFORMANCE COMPARISONS HAVE SHOWN THE ENTERPRISE FUND AND THE OPPORTUNITY FUND COMPARED TO AN EQUIVALENT INVESTMENT IN THE S&P MIDCAP 400 INDEX. WE ARE REPLACING THIS INDEX WITH THE RUSSELL MIDCAP INDEX AS WE BELIEVE THE RUSSELL MIDCAP INDEX MORE ACCURATELY REFLECTS EACH FUND'S INVESTMENT PROGRAM.
(4) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX, THE LIPPER LARGE-CAP GROWTH FUNDS INDEX, AND THE LIPPER MULTI-CAP VALUE FUNDS INDEX ARE EQUALLY WEIGHTED
PERFORMANCE INDICES OF THE LARGEST QUALIFYING FUNDS IN THEIR RESPECTIVE LIPPER CATEGORIES.
(5) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.

The GROWTH 20 FUND'S since inception returns were significantly enhanced through investments in initial public offerings. You should not expect that such favorable returns can be consistently achieved.


WHAT ARE THE FUNDS' FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the funds.


SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The Advisor Class shares of each fund are 100% no-load, so you pay no up-front sales charges (loads) to buy or sell shares.


ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the funds are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)




FUND                    MANAGEMENT                                      OTHER                   TOTAL ANNUAL FUND
                        FEES                    12 B-1 FEES             EXPENSES                OPERATING EXPENSES
---------------------------------------------------------------------------------------------- ----------------------


Enterprise                0.75%                  0.25%                  1.00%                  2.00%(2)
Growth                    0.75%                  0.25%                  1.00%                  2.00%(2)
Growth 20                 0.75%                  0.25%                  1.00%                  2.00%(2)
Opportunity               0.75%                  0.25%                  0.63%                  1.63%

(1)OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.
(2)TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES FOR THE ENTERPRISE FUND, THE GROWTH FUND, AND THE GROWTH 20 FUND WERE 1.96%, 1.97%, AND 1.96%, RESPECTIVELY. WE CAN TERMINATE WAIVERS AND ABSORPTIONS FOR THESE FUNDS AT ANY TIME.

EXAMPLE: This example is intended to help you compare the cost of investing in the funds with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the funds and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the funds' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



FUND                                 1 YEAR             3 YEARS            5 YEARS        10 YEARS
------------------------------------ ------------------ ------------------ -------------- -------------------

Enterprise                           $203               $627               $1,078         $2,327
Growth                               $203               $627               $1,078         $2,327
Growth 20                            $203               $627               $1,078         $2,327
Opportunity                          $166               $514               $887           $1,933


WHO ARE THE FUNDS' INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?


Strong Capital Management, Inc. (Strong) is the investment advisor for the funds. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.


The following individuals are the funds' portfolio managers.



RONALD C. OGNAR manages the GROWTH FUND and the GROWTH 20 FUND. He has over 30 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in April 1993 and has managed the GROWTH FUND since its inception in December 1993 and the GROWTH 20 FUND since its inception in June 1997. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.

THOMAS J. PENCE manages the ENTERPRISE FUND. He has over nine years of investment experience and is a Chartered Financial Analyst. He has managed the ENTERPRISE FUND since he joined Strong in October 2000. From June 1991 to October 2000, Mr. Pence was an equity Portfolio Manager at Conseco Capital Management, Inc. He also oversaw management of all taxable and tax exempt equity separate accounts and was named chief equity investment officer in 1998. From 1987 to 1991, he was employed by the Forum Group, a health care facilities company, where he specialized in project development, acquisition, and finance. Mr. Pence received his masters of business administration in finance from the University of Notre Dame in 1986 and his bachelor's degree in business from Indiana University in 1983.

RICHARD T. WEISS manages the OPPORTUNITY FUND. He has over 25 years of investment experience and has managed the OPPORTUNITY FUND since March 1991. Mr. Weiss joined Strong as a Portfolio Manager in March 1991. Prior to joining Strong, Mr. Weiss was employed by Stein Roe & Farnham, where he began his career as a research analyst in 1975. He was named a Portfolio Manager in 1981. Mr. Weiss received his bachelor's degree in business administration from the
University  of  Southern  California  in  1973  and  his  master's  of  business administration in business from Harvard Graduate School of Business Administration in 1975. In addition, Mr. Weiss is a member of Strong's Executive Committee.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW


To a limited  extent,  each fund may  participate in the initial public offering
(IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Advisor Class shares of the funds for the periods shown. Certain information reflects financial results for a single Advisor Class share outstanding for the entire period. "Total Return" shows how much an investment in the Advisor Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG ENTERPRISE FUND - ADVISOR CLASS
--------------------------------------------------------------------------------



                                                                            Dec. 31,
SELECTED PER-SHARE DATA(a)                                                  2000(b)
--------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $    51.32
Income From Investment Operations:

        Net Investment Loss                                                     (0.03)
        Net Realized and Unrealized Losses on Investments                      (22.43)
--------------------------------------------------------------------------------------
        Total from Investment Operations                                       (22.46)

Less Distributions:

        From Net Realized Gains                                                 (0.55)
--------------------------------------------------------------------------------------
        Total Distributions                                                     (0.55)
--------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $    28.31
======================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------

        Total Return                                                            -43.7%
        Net Assets, End of Period (In Millions)                            $      0(c)
        Ratio of Expenses to Average Net Assets Without
          Waivers and Absorptions                                                 2.0%*
        Ratio of Expenses to Average Net Assets                                   1.9%*
        Ratio of Net Investment Loss to Average Net Assets                       (1.2%)*
        Portfolio Turnover Rate(d)                                               473.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG GROWTH FUND -- ADVISOR CLASS
-----------------------------------------------------------------------


                                                             Dec. 31,
SELECTED PER-SHARE DATA(a)                                   2000(b)
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $43.74
Income From Investment Operations:
   Net Investment Loss                                          (0.02)
   Net Realized and Unrealized Losses on Investments           (11.53)
-----------------------------------------------------------------------
   Total from Investment Operations                            (11.55)
Less Distributions:
   From Net Realized Gains                                      (5.23)
-----------------------------------------------------------------------
   Total Distributions                                          (5.23)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                 $26.96
-----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
   Total Return                                                 -26.2%
   Net Assets, End of Period (In Millions)                     $    4
   Ratio of Expenses to Average Net Assets without
      Waivers and Absorptions                                     2.0%*
   Ratio of Expenses to Average Net Assets                        1.9%*
   Ratio of Net Investment Loss to Average Net Assets            (0.9%)*
   Portfolio Turnover Rate(c)                                   366.3%


   *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.
 (c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

STRONG GROWTH 20 FUND - ADVISOR CLASS
--------------------------------------------------------------------------------


                                                                        Dec. 31,
SELECTED PER-SHARE DATA(a)                                              2000(b)
----------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                   $    36.61
Income From Investment Operations:
        Net Investment Loss                                                 (0.02)
        Net Realized and Unrealized Losses on Investments                   (9.18)
----------------------------------------------------------------------------------
        Total from Investment Operations                                    (9.20)
Less Distributions:
        From Net Realized Gains                                             (2.35)
----------------------------------------------------------------------------------
        Total Distributions                                                 (2.35)
----------------------------------------------------------------------------------
Net Asset Value, End of Period                                         $    25.06
==================================================================================
RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------
        Total Return                                                        -25.2%
        Net Assets, End of Period (In Millions)                        $        5
        Ratio of Expenses to Average Net Assets Without
          Waivers and Absorptions                                             2.0%*
        Ratio of Expenses to Average Net Assets                               1.9%*
        Ratio of Net Investment Loss to Average Net Assets                   (1.0%)*
        Portfolio Turnover Rate(c)                                           521.0%

          *   Calculated on an annualized basis.
        (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
        (b) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.
        (c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.


STRONG OPPORTUNITY FUND -- ADVISOR CLASS
-------------------------------------------------------------------


                                                         Dec. 31,
SELECTED PER-SHARE DATA(a)                               2000(b)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period                     $43.16
Income From Investment Operations:
   Net Investment Income                                   0.03
   Net Realized and Unrealized Gains on Investments        4.83
-------------------------------------------------------------------
   Total from Investment Operations                        4.86
Less Distributions:
   From Net Investment Income                             (0.28)
   From Net Realized Gains                                (5.64)
-------------------------------------------------------------------
   Total Distributions                                    (5.92)
-------------------------------------------------------------------
Net Asset Value, End of Period                           $42.10
===================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------
   Total Return                                           +12.1%
   Net Assets, End of Period (In Millions)               $    3
   Ratio of Expenses to Average Net Assets                  1.6%*
   Ratio of Net Investment Income to Average Net Assets     0.1%*
   Portfolio Turnover Rate(c)                              86.5%

   * Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
(b) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.
(c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



YOUR ACCOUNT

DISTRIBUTION FEES


The Strong Funds have adopted a Rule 12b-1 distribution plan for the Advisor Class shares of the funds. Under the distribution plan, each fund may make monthly payments to the fund's distributor at the annual rate of 1.00% of the average daily net assets of the fund attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares, payments to the fund's distributor under the distribution plan are currently limited to payment at an annual rate equal to 0.25% of average daily net assets attributable to Advisor Class shares. Such payments may be made for distribution related services and other services that are primarily intended to result in the sale of Advisor Class shares of the fund. Because Rule 12b-1 fees are ongoing, over time they will increase the cost of an investment in the Advisor Class shares of the fund and may cost more than other types of sales charges.


SHARE PRICE


Your transaction price for buying, selling, or exchanging shares of the funds or specific classes of the funds is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------

We determine the share price or NAV of a fund or class by dividing net assets attributable to the fund or class (the value of the investments, cash, and other assets attributable to the fund or class minus the liabilities attributable to the fund or class) by the number of fund or class shares outstanding.

---------------------------------------------------------------

FOREIGN SECURITIES Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------

SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts(1)

-------------------------------------------- ------------------------------------ -------------------------------------


(1)IF  YOU  OPEN A  QUALIFIED  RETIREMENT  PLAN  ACCOUNT  WHERE WE OR ONE OF OUR
ALLIANCE  PARTNERS  PROVIDES  ADMINISTRATIVE   SERVICES,  THERE  IS  NO  INITIAL
INVESTMENT MINIMUM.

MULTIPLE CLASS PLAN
Each of the funds has adopted a multiple class plan. The GROWTH FUND offers Investor Class shares, Advisor Class shares, and Institutional Class shares. The ENTERPRISE FUND, the GROWTH 20 FUND, and the OPPORTUNITY FUND offer Investor Class shares and Advisor Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.


BUYING INSTRUCTIONS
You can buy shares in several ways.


MAIL

You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).


EXCHANGE OPTION
Sign up for the exchange option when you open your account. You may exchange your shares of the fund for shares of another Strong Fund. You may make an exchange by calling Strong Institutional Client Services at 1-800-368-1683 or by sending a facsimile to 1-414-359-3535. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund, is considered a sale and a purchase of fund shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

WIRE
Call 1-800-368-1683 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including each fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

PLEASE REMEMBER...

o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.


SELLING INSTRUCTIONS
You can sell shares in several ways.


MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.


REDEMPTION OPTION

Sign up for the redemption option when you open your account. With this option, you may sell shares by phone and receive the proceeds in one of three ways:

(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.


PLEASE REMEMBER...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.


o    Some transactions and requests require a signature guarantee.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))

SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.


ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE TRANSACTIONS

We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request.


VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.


DISTRIBUTIONS


DISTRIBUTION POLICY
To the extent they are available, each fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-1683.


TAXES


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.


o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).


o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.


o    Waive the initial investment minimum at our discretion.


o Reject any purchase or redemption request that does not contain all required documentation.


o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                BY OVERNIGHT DELIVERY

1-800-368-1683                              Strong Institutional Client Services
                                            100 Heritage Reserve
                                            Menomonee Falls, WI 53051

BY MAIL
Strong Institutional Client Services        ON THE INTERNET
P.O. Box 2936                               View online or download documents:
Milwaukee, WI 53201-2936                    SEC*: www.sec.gov

This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong Enterprise Fund, a series of Strong Equity Funds,  Inc., SEC file number:
811-8100
Strong  Growth Fund, a series of Strong  Equity  Funds,  Inc.,  SEC file number:
811-8100
Strong Growth 20 Fund, a series of Strong Equity Funds,  Inc.,  SEC file number:
811-8100
Strong Opportunity Fund, a series of Strong Opportunity Fund, Inc., SEC file number: 811-3793







                                                          PROSPECTUS MAY 1, 2001

[INSTITUTIONAL CLASS (written vertically)]




                                                                          Strong
                                                                          Growth
                                                                            Fund


                                              [PICTURE OF MAN HOLDING TELEPHONE]












                                                            [STRONG LOGO] STRONG

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the fund's goals? ....................................................1

What are the fund's principal investment strategies? ..........................1

What are the main risks of investing in the fund? .............................2

What are the fund's fees and expenses? ........................................7

Who are the fund's investment advisor and portfolio manager? ..................8

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Financial Highlights ..........................................................9

YOUR ACCOUNT

Share Price ..................................................................11

Buying Shares ................................................................12

Selling Shares ...............................................................13

Additional Policies ..........................................................14

Distributions ................................................................16

Taxes ........................................................................16

Reserved Rights ..............................................................17

For More Information .................................................Back Cover


IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?


The STRONG GROWTH FUND seeks capital growth.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The GROWTH FUND focuses, under normal conditions, on stocks of companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of any size.


The fund writes put and call options. This means that the fund sells an option to another party to either sell a stock to (put) or buy a stock from (call) the fund at a predetermined price in the future. The manager's decision to engage in this hedging strategy will reflect the manager's judgment that writing an option on a stock will provide value to the fund and its shareholders.


To a limited extent, the fund may also invest in foreign securities. The manager may sell a stock when the company's growth prospects become less attractive. The fund's active trading approach may increase the fund's costs, which may reduce the fund's performance. The fund's active trading approach may also increase the amount of capital gains tax that you pay on the fund's returns.

The manager of the fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to the fund if the market goes up. In this case, the fund may not achieve its investment goals.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


STOCK RISKS: The major risks of the fund are those of investing in the stock market. That means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

FOREIGN SECURITIES RISK: The fund may invest up to 25% of its assets in foreign securities. Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

GROWTH-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the fund focuses on growth-style stocks, the fund's performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style.

MANAGEMENT RISK: The fund is subject to management risk because the fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the fund's manager will produce the desired results.

NOT INSURED RISK: An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: The fund invests a substantial portion of its assets in the stocks of small- and medium- capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, its performance can be more volatile and it faces greater risk of business failure, which could increase the volatility of the fund's portfolios. Generally, the smaller the company size, the greater these risks.

WRITING OPTIONS RISK: The fund writes put and call options. In doing so, the fund receives fees for writing the options but is exposed to losses due to adverse changes in the value of the underlying asset against which the option was written. Although writing options can serve as a limited or partial hedge against adverse market movements, whether or not a hedging strategy is successful depends on a variety of factors, particularly the ability of the fund's manager to predict movements of the price of the hedged stock. Transactions involving written options may also include elements of leverage and could magnify a fund's losses. In addition, using options in this manner may reduce a fund's opportunity for investment gain. To the extent required, the fund will cover the financial exposure created by writing put and call options. To accomplish this, the fund will either use offsetting options or futures or designate liquid assets on its books and records.


The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

FUND STRUCTURE

The fund has adopted a multiple class plan. The fund offers Investor Class shares, Advisor Class shares, and Institutional Class shares. Only the
Institutional Class shares are offered in this prospectus. The principal differences between each of the classes of shares are that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.


FUND PERFORMANCE

The following return information illustrates how the performance of the fund's Institutional Class shares can vary, which is one indication of the risks of investing in the fund. Performance results for the Institutional Class shares, which were first offered on February 24, 2000, are based on the historical performance of the fund's Investor Class shares from the inception of the fund up to February 23, 2000. The Investor Class shares of the fund, which are not offered by this prospectus, achieved performance results that are lower than those that are expected to be achieved by the Institutional Class shares because the Investor Class shares are invested in the same portfolio of securities but are subject to a higher annual expense ratio. The returns for the Institutional Class are substantially similar to those of the Investor Class shares depicted below because each is invested in the same portfolio of securities and the only differences relate to the differences in the fees and expenses of each class of shares. Please keep in mind that the past performance does not represent how the fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS

------------------------------
    Year          Growth
------------------------------
------------------------------
    1994            17.3%
------------------------------
------------------------------
    1995            41.0%
------------------------------
------------------------------
    1996            19.5%
------------------------------
------------------------------
    1997            19.1%
------------------------------
------------------------------
    1998            27.0%
------------------------------
------------------------------
    1999            75.1%
------------------------------
------------------------------

    2000            -8.9%

------------------------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)


BEST QUARTER RETURN  WORST QUARTER RETURN

-------------------- --------------------------------------------------------

54.9% (4th Q 1999)   -22.2% (4th Q 2000)


AVERAGE ANNUAL TOTAL RETURNS

                                 AS OF 12-31-00
FUND/INDEX                           1-YEAR      5-YEAR  SINCE FUND INCEPTION(1)
GROWTH                             -8.89%       23.58%         24.99%
S&P 500 Index(2)                   -9.11%       18.33%         18.25%

Lipper Multi-Cap Growth

Funds Index(3)                    -12.05%       18.41%         17.13%

(1) THE GROWTH FUND COMMENCED OPERATIONS ON DECEMBER 31, 1993 AND FIRST OFFERED INSTITUTIONAL CLASS SHARES ON FEBRUARY 24, 2000.
(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(3) THE LIPPER MULTI-CAP GROWTH FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.



WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT) The Institutional Class shares of the fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS) The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


Management Fee                              0.75%
Other Expenses                              0.09%
Total Annual Fund Operating Expenses        0.84%


EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR                3 YEARS            5 YEARS        10 YEARS
--------------------- ------------------ -------------- -------------------

$86                   $268               $466           $1,037

WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?


Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

RONALD C. OGNAR manages the fund. He has over 30 years of investment experience and is a Chartered Financial Analyst. He joined Strong as a Portfolio Manager in April 1993 and has managed the fund since its inception in December 1993. From 1991 to 1993, Mr. Ognar was a principal and Portfolio Manager with RCM Capital Management. From 1989 to 1991, he was a Portfolio Manager at Kemper Financial Services. Mr. Ognar began his investment career in 1968 at LaSalle National Bank after serving two years in the U.S. Army. He received his bachelor's degree in accounting from the University of Illinois in 1968.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

To a limited  extent,  the fund may  participate in the initial public  offering
(IPO) market. When a fund is small, IPOs may greatly increase the fund's total returns. But, as the fund grows larger, the fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.


FINANCIAL HIGHLIGHTS


This information describes investment performance of the Institutional Class shares of the fund for the periods shown. Certain information reflects financial results for a single Institutional Class share outstanding for the entire period. "Total Return" shows how much an investment in the Institutional Class shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.

STRONG GROWTH FUND -- INSTITUTIONAL CLASS
-----------------------------------------------------------------------


                                                             Dec. 31,
SELECTED PER-SHARE DATA(a)                                   2000(b)
-----------------------------------------------------------------------
Net Asset Value, Beginning of Period                           $43.74
Income From Investment Operations:
   Net Investment Loss                                          (0.01)
   Net Realized and Unrealized Losses on Investments           (11.33)
-----------------------------------------------------------------------
   Total from Investment Operations                            (11.34)
Less Distributions:
   From Net Realized Gains                                      (5.23)
-----------------------------------------------------------------------
   Total Distributions                                          (5.23)
-----------------------------------------------------------------------
Net Asset Value, End of Period                                 $27.17
-----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------
   Total Return                                                 -25.7%
   Net Assets, End of Period (In Millions)                     $   18
   Ratio of Expenses to Average Net Assets                        0.8%*
   Ratio of Net Investment Loss to Average Net Assets            (0.1%)*
   Portfolio Turnover Rate(c)                                   366.3%

 *  Calculated on an annualized basis.
 (a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.
 (b) For the period from February 25, 2000 (Commencement of Class) to December 31, 2000.
 (c) Calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.



YOUR ACCOUNT

SHARE PRICE


Your transaction price for buying, selling, or exchanging shares of the fund or specific classes of the fund is the net asset value per share (NAV) for that fund or class of shares. NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine the share price or NAV of a class of shares by dividing net assets attributable to the class of shares (the value of the fund's investments, cash, and other assets attributable to the class of shares minus the fund's liabilities attributable to the class of shares) by the number of shares in the class outstanding.
---------------------------------------------------------------

FOREIGN SECURITIES Some of the fund's portfolio securities may be listed on foreign exchanges that trade on days when we do not calculate an NAV. As a result, the fund's NAV may change on days when you will not be able to purchase or redeem shares. In addition, a foreign exchange may not value its listed securities at the same time that we calculate a fund's NAV. Events affecting the values of portfolio securities that occur between the time a foreign exchange assigns a price to the portfolio securities and the time when we calculate a fund's NAV generally will not be reflected in the fund's NAV. These events will be reflected in the fund's NAV when we, under the supervision of the Board of Directors of the Strong Funds, determine that they would have a material effect on the fund's NAV.

BUYING SHARES


Prior to your initial investment, complete and sign an application and send it to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936 or send it by facsimile to 1-414-359-3535. The initial investment minimum is $1 million. The initial investment minimum is waived for registered investment advisors with an initial investment minimum of at least $250,000. After your initial investment, additional transactions may be made in any amount. Shares must be purchased by wire unless you use the Exchange Option described below. To purchase by wire, place an order by calling 1-888-368-6622 before 3:00 p.m. Central Time. Firstar Bank Milwaukee, N.A., the fund's agent, must receive payment by the close of the federal wire system that day. If payment is not received by this deadline, your order may be canceled or you may be liable for the resulting interest expenses. You should wire federal funds as follows:


         Firstar Bank Milwaukee, N.A.
         777 East Wisconsin Avenue
         Milwaukee, WI  53202
         ABA routing number: 075000022
         Account number: 112737-090

         For further credit to: (insert your account number and registration)


MULTIPLE CLASS PLAN

The fund has adopted a multiple class plan. It offers Investor Class shares, Advisor Class shares, and Institutional Class shares. Each class is offered at its net asset value and is subject to fees and expenses that may differ between classes. The principal difference between each of the classes of shares is that the Advisor Class shares are subject to distribution fees and expenses under a 12b-1 plan and each class of shares is subject to different administrative and transfer agency fees and expenses.

BROKER-DEALER

Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.

SELLING SHARES


Shares must be redeemed by wire unless you use the Exchange Option described below. The fund pays the wire fees, which are a fund expense. You may redeem shares by either telephone or written instruction.

To redeem by wire, place an order by calling Strong Institutional Client Services at 1-888-368-6622 before 3:00 p.m. Central Time. The original application must be on file with the fund's transfer agent before a redemption will be processed. You may also redeem shares by sending a written request to Strong Institutional Client Services, P.O. Box 2936, Milwaukee, WI 53201-2936 or sending it by facsimile to 1-414-359-3535. Your written request must be signed exactly as the names of the registered owners appear on the fund's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Please note that any written redemption request of $100,000 or more must be accompanied by a signature guarantee. Payment of the redemption proceeds will be wired to the bank account(s) designated on the account application. Redemption proceeds will ordinarily be wired the next business day, but in no event more than seven days after receipt of the redemption.


((Side Box))
------------------------------------------------------

SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions.
A notary public stamp or seal cannot be substituted for a signature guarantee.



ADDITIONAL POLICIES


ADVANCE NOTICE OF LARGE TRANSACTIONS
We strongly urge you to begin all purchases and redemptions as early in the day as possible and to notify us at least one day in advance of transactions in excess of $5 million. This will allow us to manage the fund most effectively. When you give us this advance notice, you must provide us with your name and account number. To protect the fund's performance and shareholders, we discourage frequent trading in response to short-term market fluctuations.

DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

EXCHANGE OPTION
You may exchange your shares of the fund for shares of another Strong Fund. You may make an exchange by calling Strong Institutional Client Services at 1-888-368-6622 or by sending a facsimile to 1-414-359-3535. Please obtain and read the appropriate prospectus before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund, is considered a sale and a purchase of fund shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE TRANSACTIONS

We use reasonable procedures to confirm that telephone transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone, provided we reasonably believe the instructions were genuine. During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request.


VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.


DISTRIBUTIONS


DISTRIBUTION POLICY
To the extent they are available, the fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund or class, as applicable, that paid them, unless you choose otherwise. Your other options are to receive checks for these payments or have them credited to your bank account by Electronic Funds Transfer. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-888-368-6622.


TAXES


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


Because everyone's tax situation is unique, you should consult your tax professional for assistance.

RESERVED RIGHTS

We reserve the right to:


o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).


o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.


o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.


o    Waive the initial investment minimum at our discretion.


o Reject any purchase or redemption request that does not contain all required documentation.


o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:

BY TELEPHONE                                BY OVERNIGHT DELIVERY

1-888-368-6622                              Strong Institutional Client Services
                                            100 Heritage Reserve
                                            Menomonee Falls, WI 53051

BY MAIL
Strong Institutional Client Services        ON THE INTERNET
P.O. Box 2936                               View online or download documents:
Milwaukee, WI 53201-2936                    SEC*: www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102, OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.


Strong Growth Fund, a series of Strong Equity Funds, Inc., SEC file number 811-8100





                                                          PROSPECTUS MAY 1, 2001






                                                                          Strong
                                                                           Value
                                                                            Fund


                                              [PICTURE OF MAN HOLDING TELEPHONE]












                                                            [STRONG LOGO] STRONG

THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

What are the fund's goals? ....................................................1

What are the fund's principal investment strategies? ..........................1

What are the main risks of investing in the fund? .............................2

What are the fund's fees and expenses? ........................................6

Who are the fund's investment advisor and portfolio manager? ..................7

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

Financial Highlights ..........................................................8

YOUR ACCOUNT

Share Price ..................................................................10

Buying Shares ................................................................10

Selling Shares ...............................................................13

Additional Policies ..........................................................15

Distributions ................................................................18

Taxes ........................................................................18


Services for Investors .......................................................19


Reserved Rights ..............................................................22

For More Information .................................................Back Cover




IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE INVESTMENT ADVISOR, ADMINISTRATOR, AND TRANSFER AGENT FOR THE STRONG FUNDS.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?

The STRONG VALUE FUND seeks capital growth.

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The VALUE FUND'S manager, under normal conditions, follows a four-step investment discipline. First, the manager identifies trends or events that may serve as catalysts to increase the value of a company or group of companies. The catalyst could be a management change, corporate restructuring, a cyclical upturn in an industry, or a new industry trend. Second, the manager then looks for large- and medium-capitalization companies with strong balance sheets, experienced management, and competitive positions. Third, the manager looks for companies that are inexpensive relative to one or more valuation measures such as earnings, cash flow, or asset value. The fourth step is to take a disciplined approach to selling stocks. If a stock's price declines 15% from its average cost and the outlook for the company has deteriorated, the manager will sell the position.

The manager may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments) as a temporary defensive position during adverse market, economic, or political conditions if the fund's manager determines that a temporary defensive position is advisable. Taking a temporary defensive position could reduce the benefit to the fund if the market goes up. In this case, the fund may not achieve its investment goal.


WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


STOCK RISKS: The fund's major risks are those of investing in the stock market. This means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of your fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

MANAGEMENT RISK: The fund is subject to management risk because the fund is actively managed. There is no guarantee that the investment techniques and risk analyses used by the fund's manager will produce the desired results.

NOT INSURED RISK: An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

SMALL AND MEDIUM COMPANIES RISKS: The fund invests a substantial portion of its assets in the stocks of small- and medium-capitalization companies. Small- and medium-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure which could increase the volatility of the fund's portfolio. Generally, the smaller the company size, the greater these risks.

VALUE-STYLE INVESTING RISKS: Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because the fund focuses on value-style stocks, its performance may at times be better or worse than the performance of stock funds that focus on other types of stocks or that have a broader investment style. In addition, the fund primarily invests in stocks that the fund's manager believes are undervalued. Value stocks may not increase in price as anticipated by the fund's manager or may decline even further if (1) other investors fail to recognize the company's value, (2) other investors favor investing in faster-growing companies, or (3) the factors that the manager believes will increase the price do not occur.

The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.

The following return information illustrates how the fund's performance can vary, which is one indication of the risks of investing in the fund. Please keep in mind that the past performance does not represent how the fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS

------------------- -----------------
Year                Value
------------------- -----------------
------------------- -----------------
1996                16.8%
------------------- -----------------
------------------- -----------------
1997                25.9%
------------------- -----------------
------------------- -----------------
1998                15.2%
------------------- -----------------
------------------- -----------------
1999                -2.0%
------------------- -----------------
------------------- -----------------

2000                12.7%

------------------- -----------------

BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

BEST QUARTER RETURN                   WORST QUARTER RETURN
------------------------------------- -----------------------------------
15.5% (4th Q 1998)                     -10.8% (3rd Q 1998)

AVERAGE ANNUAL TOTAL RETURNS

                                       AS OF 12-31-00
FUND/INDEX                                  1-YEAR            5-YEAR            SINCE FUND INCEPTION(1)
VALUE                                       12.66%            13.35%            13.35%
S&P 500 Index(2)                            -9.11%            18.33%            18.33%
Lipper Multi-Cap Value Funds Index(3)        9.64%            13.69%            13.69%

(1) THE VALUE FUND COMMENCED OPERATIONS ON DECEMBER 29, 1995.
(2) THE S&P 500 COMPOSITE STOCK PRICE INDEX (S&P 500 INDEX) IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE U.S. STOCK MARKET.
(3) THE LIPPER MULTI-CAP VALUE FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.


WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
The fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)


Management Fee                              1.00%
Other Expenses                              0.51%(1)
Total Annual Fund Operating Expenses        1.51%

(1)OTHER EXPENSES ARE BASED ON ESTIMATED AMOUNTS FOR THE CURRENT FISCAL YEAR.


EXAMPLE: This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

------------------ ---------------- ------------ -------------
1 YEAR             3 YEARS          5 YEARS      10 YEARS
------------------ ---------------- ------------ -------------
------------------ ---------------- ------------ -------------

$154               $477             $824         $1,802

------------------ ---------------- ------------ -------------


WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGER?

Strong Capital Management, Inc. (Strong) is the investment advisor for the fund. Strong provides investment management services for mutual funds and other investment portfolios representing assets, as of February 28, 2001, of over $43 billion. Strong began conducting business in 1974. Since then, its principal business has been providing investment advice for individuals and institutional accounts, such as pension and profit-sharing plans, as well as mutual funds, several of which are available through variable insurance products. Strong's address is P.O. Box 2936, Milwaukee, WI 53201.

SUBADVISOR FOR VALUE FUND. Sloate, Weisman, Murray and Company, Inc. (Subadvisor) is the subadvisor for the fund under an agreement with Strong. Under this agreement and under the supervision of the fund's Board of Directors and Strong, the Subadvisor provides a continuous investment program for the fund. This means the Subadvisor selects the securities the fund buys and sells. The Subadvisor began conducting business in 1974. It provides investment supervision to institutional investors and high net worth clients. Its address is 230 Park Avenue, 7th Floor, New York, NY 10169.

LAURA J. SLOATE manages the fund. She has over 30 years of investment experience and is a Chartered Financial Analyst. She has been the chairman and chief investment officer of the Subadvisor since its establishment in 1974. She has managed or co-managed the VALUE FUND since its inception in December 1995. Prior to her employment at the Subadvisor, she was a securities analyst and an account executive at Scheinman Hochstin & Trott, Neuberger Berman & Company, and Drexel Burnham & Company. She received her bachelor's degree in history from Barnard College in 1966 and her master's degree in history from Columbia Graduate Facilities in 1966. Ms. Sloate is a principal of one of the first woman-owned money management firms.


OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

FINANCIAL HIGHLIGHTS


This information describes investment performance of the shares of the fund for the periods shown. Certain information reflects financial results for a single fund share outstanding for the entire period. "Total Return" shows how much an investment in the shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.


STRONG VALUE FUND
--------------------------------------------------------------------------------



                                                                Dec. 31,    Dec. 31,    Dec. 31,     Dec. 31,     Dec. 31,
SELECTED PER-SHARE DATA(a)                                      2000        1999        1998         1997         1996
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $12.31      $14.95      $13.77       $11.55       $10.00
Income From Investment Operations:
     Net Investment Income                                         0.01        0.06        0.08         0.10         0.13
     Net Realized and Unrealized Gains (Losses) on Investments     1.40       (0.36)       1.97         2.86         1.55
--------------------------------------------------------------------------------------------------------------------------
     Total from Investment Operations                              1.41       (0.30)       2.05         2.96         1.68
Less Distributions:
     From Net Investment Income                                   (0.01)      (0.06)      (0.07)       (0.10)       (0.13)
     From Net Realized Gains                                      (2.28)      (2.28)      (0.80)       (0.64)          --
--------------------------------------------------------------------------------------------------------------------------
     Total Distributions                                          (2.29)      (2.34)      (0.87)       (0.74)       (0.13)
--------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $11.43      $12.31      $14.95       $13.77       $11.55
==========================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------
     Total Return                                                 +12.7%       -2.0%      +15.2%       +25.9%       +16.8%
     Net Assets, End of Period (In Millions)                     $   52      $   58      $   91       $   94       $   55
     Ratio of Expenses to Average Net Assets Without Fees Paid
          Indirectly by Advisor                                     1.5%        1.4%        1.3%         1.3%         1.5%
     Ratio of Expenses to Average Net Assets                        1.5%        1.4%        1.3%         1.3%         1.5%
     Ratio of Net Investment Income to Average Net Assets           0.1%        0.3%        0.5%         0.8%         1.5%
     Portfolio Turnover Rate                                      149.0%      103.8%       92.6%       103.0%        89.5%

(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.




YOUR ACCOUNT

SHARE PRICE


Your transaction price for buying, selling, or exchanging shares is the net asset value per share (NAV). NAV is generally calculated as of the close of trading on the New York Stock Exchange (NYSE) (usually 3:00 p.m. Central Time) every day the NYSE is open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after we accept your order.


NAV is based on the market value of the securities in a fund's portfolio. If market prices are not available, NAV is based on a security's fair value as determined in good faith by us under the supervision of the Board of Directors of the Strong Funds.

((Side Box))
---------------------------------------------------------------
We determine a fund's share price or NAV by dividing net assets (the value of its investments, cash, and other assets minus the liabilities) by the number of shares outstanding.
---------------------------------------------------------------

BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

-------------------------------------------- ------------------------------------ -------------------------------------
                                                 INITIAL INVESTMENT MINIMUM          ADDITIONAL INVESTMENT MINIMUM
-------------------------------------------- ------------------------------------ -------------------------------------
Regular accounts                             $2,500                               $50
-------------------------------------------- ------------------------------------ -------------------------------------
Education IRA accounts                       $500                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
Other IRAs and UGMA/UTMA accounts            $250                                 $50
-------------------------------------------- ------------------------------------ -------------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,       the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
-------------------------------------------- ------------------------------------ -------------------------------------


PLEASE REMEMBER...


o    You cannot use an Automatic Investment Plan with an Education IRA.


o If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides administrative services, there is no initial investment minimum.


BUYING INSTRUCTIONS
You can buy shares in several ways.


MAIL

You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).


EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))

        QUESTIONS?


    Call 1-800-368-3863
      24 hours a day

       7 days a week


EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.


PLEASE REMEMBER...

o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.


SELLING INSTRUCTIONS
You can sell shares in several ways.


MAIL

Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.


REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:


(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.


STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.


PLEASE REMEMBER...

o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.


o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.

o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30 and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.

o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))

There may be special distribution requirements that apply to retirement accounts. For instructions on:

o    Roth and Traditional IRA accounts, call


     1-800-368-3863.

o SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.




((Side Box))
------------------------------------------------------

SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.

------------------------------------------------------

ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863, or write to us at the address listed on the back of this prospectus, to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 2001.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

PURCHASES IN KIND
You may, if we approve, purchase shares of the fund with securities that are eligible for purchase by the fund (consistent with the fund's investment restrictions, policies, and goals) and that have a value that is readily ascertainable in accordance with the fund's valuation policies.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.


DISTRIBUTIONS
--------------------------------------------------------------------------------


DISTRIBUTION POLICY
To the extent they are available, the fund generally pays you dividends from net investment income quarterly and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES
--------------------------------------------------------------------------------


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.


((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------


RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


((Side Box))
-------------------------------------------------------

Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:
o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.

-------------------------------------------------------

Because everyone's tax situation is unique, you should consult your tax professional for assistance.


SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT(R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW.STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.

STRONGMAIL

If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.


STRONG EXCHANGE OPTION
You may exchange shares of the fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. Purchases by exchange are subject to the investment requirements and other criteria of the fund purchased.

STRONG AUTOMATIC INVESTMENT SERVICES

You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC INVESTMENT PLAN (AIP)
This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC EXCHANGE PLAN
This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC DIVIDEND REINVESTMENT
Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.

o    PAYROLL DIRECT DEPOSIT PLAN

This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.


o    SYSTEMATIC WITHDRAWAL PLAN
This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.


STRONG RETIREMENT PLAN SERVICES

We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:


o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.

RESERVED RIGHTS
--------------------------------------------------------------------------------

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.



o Reject any purchase request for any reason, including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).


o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.


o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.


o    Waive the initial investment minimum at our discretion.


o Reject any purchase or redemption request that does not contain all required documentation.


o    Amend or terminate purchases in kind at any time.

FOR MORE INFORMATION

More information is available upon request at no charge, including:



SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:


BY TELEPHONE                                          FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863                      1-800-999-2780


BY MAIL                                               BY OVERNIGHT DELIVERY
Strong Funds                                          Strong Funds
P.O. Box 2936                                         900 Heritage Reserve
Milwaukee, WI 53201-2936                              Menomonee Falls, WI 53051

ON THE INTERNET                                       BY E-MAIL
View online or download documents:                    SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*:www.sec.gov


This prospectus is not an offer to sell securities in places other than the United States and its territories.


*Information about a fund (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about a fund are also available from the EDGAR Database on the Commission's Internet site at www.sec.gov. You may obtain a copy of this information, after paying a duplicating fee, by sending a written request to the Commission's Public Reference Section, Washington, D.C. 20549-0102, or by sending an electronic request to the following e-mail address: publicinfo@sec.gov.



Strong  Value Fund,  a series of Strong  Equity  Funds,  Inc.,  SEC file number:
811-8100




                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



STRONG DISCOVERY FUND, INC.

STRONG DOW 30 VALUE FUND*,  A SERIES FUND OF STRONG  EQUITY FUNDS,  INC.
STRONG ENTERPRISE FUND, A SERIES FUND OF STRONG EQUITY FUNDS,  INC.
STRONG GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS,  INC.
STRONG GROWTH 20 FUND, A SERIES FUND OF STRONG  EQUITY  FUNDS,  INC.
STRONG INTERNET  FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG LARGE CAP CORE FUND (FORMERLY STRONG STRATEGIC GROWTH FUND), A SERIES FUND OF STRONG EQUITY FUNDS, INC.
STRONG LARGE CAP GROWTH FUND, INC.
STRONG MID CAP DISCIPLINED FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG OPPORTUNITY FUND, A SERIES FUND OF STRONG OPPORTUNITY FUND, INC.
STRONG
TECHNOLOGY 100 FUND, A SERIES FUND OF STRONG  EQUITY  FUNDS,  INC.
STRONG U.S. EMERGING GROWTH FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC. STRONG VALUE FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.



P.O. Box 2936
Milwaukee, WI 53201

Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@eStrong.com
web site:  www.Strong.com


Throughout this SAI, "the Fund" is intended to refer to each Fund listed above, unless otherwise indicated. This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated May 1, 2001. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.







                                   May 1, 2001


--------------------------------------------------------------------------------

*The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly. Dow Jones' only relationship to the Fund is the licensing of certain trademarks and trade names of Dow Jones and of the Dow Jones Industrial AverageSM, which is determined, composed, and calculated by Dow Jones without regard to the Fund. Dow Jones has no obligation to take the needs of the Fund or its shareholders into consideration in determining, composing, or calculating Dow Jones Industrial AverageSM. Dow Jones is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Fund's shares to be issued or in the determination or calculation of the equation by which the Fund's shares are to be redeemed. Dow Jones has no obligation or liability in connection with the administration or marketing of the Fund.

--------------------------------------------------------------------------------


DOW JONES DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN AND DOW JONES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. DOW JONES MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, SHAREHOLDERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. DOW JONES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DOW JONES INDUSTRIAL AVERAGESM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DOW JONES AND THE FUND.


TABLE OF CONTENTS                                                                                              PAGE

INVESTMENT RESTRICTIONS...........................................................................................4
COMPARING THE FUNDS...............................................................................................7
INVESTMENT POLICIES AND TECHNIQUES................................................................................7
   Strong Discovery Fund..........................................................................................7
   Strong Dow 30 Value Fund.......................................................................................7
   Strong Enterprise Fund.........................................................................................8
   Strong Growth Fund.............................................................................................8
   Strong Growth 20 Fund..........................................................................................8
   Strong Internet Fund...........................................................................................8
   Strong Large Cap Core Fund.....................................................................................9
   Strong Large Cap Growth Fund...................................................................................9
   Strong Mid Cap Disciplined Fund................................................................................9
   Strong Opportunity Fund.......................................................................................10
   Strong Technology 100 Fund....................................................................................10
   Strong U.S. Emerging Growth Fund..............................................................................10
   Strong Value Fund.............................................................................................10
   Borrowing.....................................................................................................11
   Cash Management...............................................................................................11
   Convertible Securities........................................................................................11
   Debt Obligations..............................................................................................12
   Depositary Receipts...........................................................................................12
   Derivative Instruments........................................................................................13
   Foreign Investment Companies..................................................................................22
   Foreign Securities............................................................................................22
   High-Yield (High-Risk) Securities.............................................................................22
   Illiquid Securities...........................................................................................24
   Inflation-Indexed Securities..................................................................................25
   Internet- or Intranet- Related Businesses.....................................................................25
   Lending of Portfolio Securities...............................................................................25
   Mortgage- and Asset-Backed Debt Securities....................................................................26
   Municipal Obligations.........................................................................................27
   Participation Interests.......................................................................................28
   Repurchase Agreements.........................................................................................28
   Reverse Repurchase Agreements and Mortgage Dollar Rolls.......................................................28
   Short Sales...................................................................................................29
   Small and Medium Companies....................................................................................29
   Standby Commitments...........................................................................................29
   Temporary Defensive Position..................................................................................29
   U.S. Government Securities....................................................................................29
   Variable- or Floating-Rate Securities.........................................................................30
   Warrants......................................................................................................31
   When-Issued and Delayed-Delivery Securities...................................................................31
   Zero-Coupon, Step-Coupon, and Pay-in-Kind Securities..........................................................31
DIRECTORS AND OFFICERS...........................................................................................31
PRINCIPAL SHAREHOLDERS...........................................................................................35
INVESTMENT ADVISOR...............................................................................................37
INVESTMENT SUBADVISOR............................................................................................42
   Dow 30 Value Fund.............................................................................................42
   U.S. Emerging Growth Fund.....................................................................................43
   Value Fund....................................................................................................44
ADMINISTRATOR....................................................................................................45
DISTRIBUTOR......................................................................................................48
DISTRIBUTION PLAN................................................................................................48
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................50
CUSTODIAN........................................................................................................55
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT.....................................................................56
TAXES............................................................................................................58
DETERMINATION OF NET ASSET VALUE.................................................................................61
ADDITIONAL SHAREHOLDER INFORMATION...............................................................................62
ORGANIZATION.....................................................................................................66
SHAREHOLDER MEETINGS.............................................................................................68
PERFORMANCE INFORMATION..........................................................................................68
GENERAL INFORMATION..............................................................................................77
INDEPENDENT ACCOUNTANTS..........................................................................................79
LEGAL COUNSEL....................................................................................................79
FINANCIAL STATEMENTS.............................................................................................79
APPENDIX - DEFINITION OF CREDIT RATINGS..........................................................................80



No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations that, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting shares must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.


Unless indicated otherwise below, the Fund:


1. May not, with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.   May not issue senior securities, except as permitted under the 1940 Act.


4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.


5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.


8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.


With respect to the Dow 30 Value Fund, Internet Fund, and Growth 20 Fund, Fundamental Policy No. 1 does not apply because the Funds are nondiversified.

Fundamental Policy No. 7 applies to the Internet and Technology 100 Funds, except that, under normal market conditions, the Internet Fund will invest more than 25% of its total assets in securities of companies engaged in the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses and the Technology 100 Fund will invest more than 25% of its total assets in the securities of companies engaged in producing, developing, selling, using, or distributing technology products or services.

NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.


Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.


5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.


7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.


8. Make any loans other than loans of portfolio securities, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.


Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

                               COMPARING THE FUNDS

FUND                         ANTICIPATED EQUITY EXPOSURE   MAXIMUM DEBT EXPOSURE(1)    FOREIGN SECURITIES
Discovery                        0-100%                         100%                       Up to 25%
Dow 30 Value                    80-100%                         100%                       0
Enterprise                      80-100%                         100%                       Up to 25%
Internet                        65-100%                         100%                       Up to 25%
Growth                          65-100%                         100%                       Up to 25%
Growth 20                       65-100%                         100%                       Up to 25%
Large Cap Core                  80-100%                         100%                       Up to 25%
Large Cap Growth                65-100%                         100%                       Up to 25%
Mid Cap Disciplined             70-100%                         100%                       Up to 25%
Opportunity                     70-100%                         100%                       Up to 25%
Technology 100                  100%                            100%                       Up to 25%
U. S. Emerging Growth           65-100%                         100%                       Up to 25%
Value                           70-100%                         100%                       Up to 10%




(1) When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the Dow 30 Value Fund, foreign governments).


                       INVESTMENT POLICIES AND TECHNIQUES


STRONG DISCOVERY FUND

o The Fund normally emphasizes equity securities, although it has the flexibility to invest in any type of security that the Advisor believes has the potential for capital appreciation. The Fund may invest up to 100% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds.


o    The  Fund  may  also  invest  up to  100%  of  its  total  assets  in  debt
     obligations,   including  intermediate-  to  long-term  corporate  or  U.S.
     government debt securities.


o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG DOW 30 VALUE FUND

o With approximately 50% of the Fund's net assets, the Fund will maintain price-weighted positions in each of the 30 Dow Jones Industrial Average
     (DJIA) companies' securities. In this way, this portion of the Fund's portfolio will seek to approximate the price-weighted total return of these companies.
o In addition, the Fund will invest between 30% and 50% of its net assets in certain securities of the DJIA using valuation measures that help identify those stocks in the DJIA that appear to offer the greatest potential for gains. These valuation measures include dividend yields, price/earnings (P/E) ratios, cash flows, discounted cash flows, value of discounted dividends, P/E ratios to growth rates, earnings momentum, and earnings revisions.
o The Fund may invest up to 20% of its net assets in cash and short-term investment-grade fixed income securities.
o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, or the U.S. government).

STRONG ENTERPRISE FUND



o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Although the Fund will primarily invest in the equity securities of small- and mid-size companies, it may invest in companies of any capitalization range.
o The Fund may invest up to 20% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.


o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).


STRONG GROWTH FUND

o Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.


o The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.


o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).


STRONG GROWTH 20 FUND

o Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Advisor perceives that they are more attractive than stocks on a long-term basis.


o The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.


o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG INTERNET FUND

o Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities (including common stocks, preferred stocks, and securities convertible into these stocks, such as warrants and convertible bonds) of companies of any size that derive at lease 50% of their revenues, expenses, or profits from the research, design, development, manufacturing, or distribution of products, processes, or services for use with Internet- or Intranet-related businesses.
o The Fund may invest up to 35% of its net assets ino debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Fund may invest in futures and options transactions for hedging and risk management purposes. o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG LARGE CAP CORE FUND

o Under normal market conditions, the Fund will invest at least 80% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds of largeThe market capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the o S&P 500 Composite Stock Price Index at the time of investment. The Fund may also invest in medium-capitalization companies.

o The Fund may invest up to 20% of its net assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.

o Although the debt obligations in which it invests will be primarily investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG LARGE CAP GROWTH FUND

o    Under normal  market  conditions,  the Fund will invest at least 65% of its net assets in equity securities. At least 65% of the Fund's total assets will normally be invested in equity securities including common stocks, preferred stocks, and securities that are convertible into common stocks, such as warrants and convertible bonds of large market capitalization companies, which, for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment.
o At times, however, the Fund may invest up to 35% of its net assets in intermediate- to long-term corporate or U.S. government bonds.
o    The Fund may  invest  up to 5% of its net  assets  in  non-investment-grade bonds.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG MID CAP DISCIPLINED FUND

o The Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities. At least 65% of the Fund's total assets will normally be invested in equity securities of medium market capitalization companies, which for the purposes of this Fund, are those companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of the Fund's investment. In general, medium-capitalization companies often involve greater risks than investments in established companies.
o    The  Fund  may,  however,  invest  up to 30%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o Although these debt obligations primarily will be investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG OPPORTUNITY FUND

o The Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities.
o    The  Fund  may,  however,  invest  up to 30%  of its  net  assets  in  debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.
o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).

STRONG TECHNOLOGY 100 FUND

o Under normal market conditions, the Fund will invest in 75 to 125 stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.
o The Fund may invest in futures and options transactions for hedging and risk management purposes. o When the Advisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).


STRONG U.S. EMERGING GROWTH FUND



o Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of U.S. issuers that the Subadvisor believes have substantial potential for high long-term growth, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. While the emphasis of the Fund is clearly on equity securities, the Fund may invest a limited portion of its assets in debt obligations when the Subadvisor perceives that they are more attractive than stocks on a long-term basis.

o The Fund may invest up to 35% of its total assets in debt obligations, including intermediate- to long-term corporate or U.S. government debt securities.


o Although these debt obligations primarily will be investment grade, the Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund may invest up to 25% of its net assets in foreign securities, including both direct investments and investments made through depositary receipts.

o When the Subadvisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).


STRONG VALUE FUND

o The Fund will invest at least 70% of its net assets in equity securities, including common stocks, preferred stocks, and securities that are convertible into common or preferred stocks, such as warrants and convertible bonds. Under normal market conditions, the Fund expects to be fully invested in equities.


o    The  Fund  may,  however,  invest  up to 30%  of its  net  assets  in  debt
     obligations,   including  intermediate-  to  long-term  corporate  or  U.S.
     government debt securities.


o The Fund may invest up to 5% of its net assets in non-investment-grade debt obligations.
o The Fund does not intend to invest directly in foreign securities; however, it may invest up to 10% of its net assets in foreign securities in domestic markets through depositary receipts.

o When the Subadvisor determines that market, economic, or political conditions warrant a temporary defensive position, the Fund may invest without limitation in cash or cash-type securities (high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or foreign governments).


The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.

BORROWING


The Fund may borrow money from banks and make other investments or engage in other transactions permissible under the 1940 Act that may be considered a borrowing (such as mortgage dollar rolls and reverse repurchase agreements). However, the Fund may not purchase securities when bank borrowings exceed 5% of the Fund's total assets. Presently, the Fund only intends to borrow from banks for temporary or emergency purposes.

The Fund has established a line-of-credit ("LOC") with certain banks by which it may borrow funds for temporary or emergency purposes. A borrowing is presumed to be for temporary or emergency purposes if it is repaid by the Fund within 60 days and is not extended or renewed. The Fund intends to use the LOC to meet large or unexpected redemptions that would otherwise force the Fund to liquidate securities under circumstances that are unfavorable to the Fund's remaining shareholders. The Fund pays a commitment fee to the banks for the LOC.


CASH MANAGEMENT


The Fund may invest directly in cash and short-term fixed-income securities, including, for this purpose, shares of one or more money market funds managed by Strong Capital Management, Inc., the Fund's investment advisor ("Advisor") (collectively, the "Strong Money Funds"). The Strong Money Funds seek current income, a stable share price of $1.00, and daily liquidity. All money market instruments can change in value when interest rates or an issuer's creditworthiness change dramatically. The Strong Money Funds cannot guarantee that they will always be able to maintain a stable net asset value of $1.00 per share.


CONVERTIBLE SECURITIES

Convertible securities are bonds, debentures, notes, preferred stocks, or other securities that may be converted into or exchanged for a specified amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest normally paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. Most convertible securities currently are issued by U.S. companies, although a substantial Eurodollar convertible securities market has developed, and the markets for convertible securities denominated in local currencies are increasing.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock, or sell it to a third party.

DEBT OBLIGATIONS

The Fund may invest a portion of its assets in debt obligations. Issuers of debt obligations have a contractual obligation to pay interest at a specified rate on specified dates and to repay principal on a specified maturity date. Certain debt obligations (usually intermediate- and long-term bonds) have provisions that allow the issuer to redeem or "call" a bond before its maturity. Issuers are most likely to call such securities during periods of falling interest rates and the Fund may have to replace such securities with lower yielding securities, which could result in a lower return for the Fund.

PRICE VOLATILITY. The market value of debt obligations is affected primarily by changes in prevailing interest rates. The market value of a debt obligation generally reacts inversely to interest-rate changes, meaning, when prevailing interest rates decline, an obligation's price usually rises, and when prevailing interest rates rise, an obligation's price usually declines.

MATURITY. In general, the longer the maturity of a debt obligation, the higher its yield and the greater its sensitivity to changes in interest rates. Conversely, the shorter the maturity, the lower the yield but the greater the price stability. Commercial paper is generally considered the shortest maturity form of debt obligation.

CREDIT QUALITY. The values of debt obligations may also be affected by changes in the credit rating or financial condition of their issuers. Generally, the lower the quality rating of a security, the higher the degree of risk as to the payment of interest and return of principal. To compensate investors for taking on such increased risk, those issuers deemed to be less creditworthy generally must offer their investors higher interest rates than do issuers with better credit ratings.


In conducting its credit research and analysis, the Advisor considers both qualitative and quantitative factors to evaluate the creditworthiness of individual issuers. The Advisor also relies, in part, on credit ratings compiled by a number of Nationally Recognized Statistical Rating Organizations ("NRSROs").

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:

DEPOSITARY RECEIPTS

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs"), or other securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S.
securities markets, while EDRs, in bearer form, may be denominated in other currencies and are designed for use in the European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. For purposes of the Fund's investment policies, ADRs and EDRs are deemed to have the same classification as the underlying securities they represent, except that ADRs and EDRs shall be treated as indirect foreign investments. For example, an ADR or EDR representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

ADR facilities may be established as either "unsponsored" or "sponsored." While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.

A depositary may establish an unsponsored facility without participation by (or even necessarily the permission of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facility. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and there may not be a correlation between such information and the market value of the depositary receipts.

Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND MAY INVEST ONLY IN FUTURES AND OPTIONS
ON THE DOW JONES INDUSTRIAL AVERAGE.

DERIVATIVE INSTRUMENTS

IN GENERAL. The Fund may use derivative instruments for any lawful purpose consistent with its investment objective such as hedging or managing risk. Derivative instruments are commonly defined to include securities or contracts whose values depend on (or "derive" from) the value of one or more other assets, such as securities, currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

A derivative instrument generally consists of, is based upon, or exhibits characteristics similar to OPTIONS or FORWARD CONTRACTS. Options and forward contracts are considered to be the basic "building blocks" of derivatives. For example, forward-based derivatives include forward contracts, swap contracts, as well as exchange-traded futures. Option-based derivatives include privately negotiated, over-the-counter ("OTC") options (including caps, floors, collars, and options on forward and swap contracts) and exchange-traded options on futures. Diverse types of derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price at or before a certain time. The holder pays the premium at inception and has no further financial obligation. The holder of an option-based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

A forward is a sales contract between a buyer (holding the "long" position) and a seller (holding the "short" position) for an asset with delivery deferred until a future date. The buyer agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

HEDGING. The Fund may use derivative instruments to protect against possible adverse changes in the market value of securities held in, or are anticipated to be held in, its portfolio. Derivatives may also be used to "lock-in" realized but unrecognized gains in the value of its portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. To the extent that a hedge matures prior to or after the disposition of the investment subject to the hedge, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment.

MANAGING RISK. The Fund may also use derivative instruments to manage the risks of its portfolio. Risk management strategies include, but are not limited to, facilitating the sale of portfolio securities, managing the effective maturity or duration of debt obligations in its portfolio, establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, or foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way to invest than "traditional" securities (I.E., stocks or bonds) would.

EXCHANGE AND OTC DERIVATIVES. Derivative instruments may be exchange-traded or traded in OTC transactions between private parties. Exchange-traded derivatives are standardized options and futures contracts traded in an auction on the floor of a regulated exchange. Exchange contracts are generally very liquid. The exchange clearinghouse is the counterparty of every contract. Thus, each holder of an exchange contract bears the credit risk of the clearinghouse (and has the benefit of its financial strength) rather than that of a particular counterparty. OTC transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

RISKS AND SPECIAL CONSIDERATIONS. The use of derivative instruments involves risks and special considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

(1) MARKET RISK. The primary risk of derivatives is the same as the risk of the underlying assets, namely that the value of the underlying asset may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Derivative instruments may include elements of leverage and, accordingly, the fluctuation of the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the ability of the Advisor to predict movements of the securities, currencies, and commodity markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. The Advisor's decision to engage in a derivative instrument will reflect its judgment that the derivative transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives, investment limitations, and operating policies. In making such a judgment, the Advisor will analyze the benefits and risks of the derivative transaction and weigh them in the context of the Fund's entire portfolio and investment objective.

(2) CREDIT RISK. The Fund will be subject to the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivative instruments is generally less than for privately negotiated or OTC derivative instruments, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transaction and possibly other losses. The Fund will enter into transactions in derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.

(3) CORRELATION RISK. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged for any change in the price of the underlying asset. With an imperfect hedge, the values of the derivative instrument and its hedge are not perfectly correlated. Correlation risk is the risk that there might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. For example, if the value of a derivative instruments used in a short hedge (such as writing a call option, buying a put option, or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and price movements in the investments being hedged.


(4) LIQUIDITY RISK. Derivatives are also subject to liquidity risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirement to maintain assets as "cover," maintain segregated accounts, designate assets on its books and records, and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (I.E., instruments other than purchased options). If the Fund was unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired, matured, or was closed out. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.


(5) LEGAL RISK. Legal risk is the risk of loss caused by the legal unenforcibility of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

(6) SYSTEMIC OR "INTERCONNECTION" RISK. Interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses at other dealers and destabilize the entire market for OTC derivative instruments.

GENERAL LIMITATIONS. The use of derivative instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, the Commodity Futures Trading Commission ("CFTC"), and various state regulatory authorities. In addition, the Fund's ability to use derivative instruments may be limited by certain tax considerations.


The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. In accordance with Rule 4.5 of the regulations under the Commodity Exchange Act ("CEA"), the notice of eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. Adherence to these guidelines does not limit the Fund's risk to 5% of the Fund's assets.

The SEC has identified certain trading practices involving derivative instruments that have the potential for leveraging the Fund's assets in a manner that raises issues under the 1940 Act. In order to limit the potential for the leveraging of the Fund's assets, as defined under the 1940 Act, the SEC has stated that the Fund may use coverage or designation of the Fund's assets. To the extent required by SEC guidelines, the Fund will not enter into any such transactions unless it owns either: (1) an offsetting ("covered") position in securities, options, futures, or derivative instruments; or (2) cash or liquid securities positions with a value sufficient at all times to cover its potential obligations to the extent that the position is not "covered". The Fund will also appropriatedesignate on its records liquid assetsin if required to do so by SEC and CFTC regulations. Assets designated on the Fund's records cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the designation of a large portion of the Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

In some cases, the Fund may be required to maintain or limit exposure to a specified percentage of its assets to a particular asset class. In such cases, when the Fund uses a derivative instrument to increase or decrease exposure to an asset class and is required by applicable SEC guidelines to designate liquid assets on its books and records to secure its obligations under the derivative instruments, the Advisor may, where reasonable in light of the circumstances, measure compliance with the applicable percentage by reference to the nature of the economic exposure created through the use of the derivative instrument and not by reference to the nature of the exposure arising from the liquid assets designated on the Fund's books and records (unless another interpretation is specified by applicable regulatory requirements).


OPTIONS. The Fund may use options for any lawful purpose consistent with its investment objective such as hedging or managing risk. An option is a contract in which the "holder" (the buyer) pays a certain amount ("premium") to the "writer" (the seller) to obtain the right, but not the obligation, to buy from the writer (in a "call") or sell to the writer (in a "put") a specific asset at an agreed upon price ("strike price" or "exercise price") at or before a certain time ("expiration date"). The holder pays the premium at inception and has no further financial obligation. The holder of an option will benefit from favorable movements in the price of the underlying asset but is not exposed to corresponding losses due to adverse movements in the value of the underlying asset. The writer of an option will receive fees or premiums but is exposed to losses due to changes in the value of the underlying asset. The Fund may buy or write (sell) put and call options on assets, such as securities, currencies, financial commodities, and indices of debt and equity securities ("underlying assets") and enter into closing transactions with respect to such options to terminate an existing position. Options used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

The Fund may purchase (buy) and write (sell) put and call options underlying assets and enter into closing transactions with respect to such options to terminate an existing position. The purchase of a call option serves as a long hedge, and the purchase of a put option serves as a short hedge. Writing put or call options can enable the Fund to enhance income by reason of the premiums paid by the purchaser of such options. Writing call options serves as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value or will be obligated to purchase the security at a price greater than that at which the security must be sold under the option. All or a portion of any assets used as cover for OTC options written by the Fund would be considered illiquid to the extent described under "Investment Policies and Techniques -- Illiquid Securities." Writing put options serves as a limited long hedge because decreases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the other party to the transaction ("counterparty") (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.


The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. The Fund intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. Although the Fund will enter into OTC options only with counterparties that are expected to be capable of entering into closing transactions with the Fund, there is no assurance that the Fund will in fact be able to close out an OTC option at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration. If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.


The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market represented by the relevant market index.

The writing and purchasing of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of the attempted hedging.

SPREAD TRANSACTIONS. The Fund may use spread transactions for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may purchase covered spread options from securities dealers. Such covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relation to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, I.E., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

FUTURES CONTRACTS. The Fund may use futures contracts for any lawful purpose consistent with its investment objective such as hedging or managing risk. The Fund may enter into futures contracts, including, but not limited to, interest rate and index futures. The Fund may also purchase put and call options, and write covered put and call options, on futures in which it is allowed to invest. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund may also write put options on futures contracts while at the same time purchasing call options on the same futures contracts in order to create synthetically a long futures contract position. Such options would have the same strike prices and expiration dates. The Fund will engage in this strategy only when the Advisor believes it is more advantageous to the Fund than purchasing the futures contract.

To the extent required by regulatory authorities, the Fund only enters into futures contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading are regulated under the CEA by the CFTC. Although techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through the use of futures contracts.

An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (E.G., debt security) for a specified price at a designated date, time, and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, futures contracts are closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions and options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. The Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.


If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to designate liquid assets on its books and records.


Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or options on futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and options on futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures or options on futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the future markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

FOREIGN CURRENCIES. The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivatives instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (I.E., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into). The Fund may use these instruments for hedging or any other lawful purpose consistent with the Fund's investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging, and position hedging. The Fund's use of currency-related derivative instruments will be directly related to the Fund's current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its investment portfolio. In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to "lock in" a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received. The Fund also might use currency-related derivative instruments when the Advisor believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies. The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S.
dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where the Advisor believes that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold. For example, if the Fund owns securities denominated in a foreign currency and the Advisor believes that currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that the Advisor believes would better protect the Fund against the decline in the first security than would a U.S. dollar exposure. Hedging transactions that use two foreign currencies are sometimes referred to as "cross hedges." The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments. In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which the Advisor believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency. Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When  the  Fund  engages  in  a  transaction  in a  currency-related  derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract. In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction. The counterparty risk for exchange-traded instruments is generally less than for privately negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance. For privately negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund. The Fund will enter into transactions in currency-related derivative instruments only with counterparties that the Advisor reasonably believes are capable of performing under the contract.


Purchasers and sellers of currency-related derivative instruments may enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange that provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately negotiated transactions only with entities that are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will in fact be able to enter into such closing transactions.


The precise matching of currency-related derivative instrument amounts and the value of the portfolio securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the currency-related derivative instrument position has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Permissible foreign currency options will include options traded primarily in the OTC market. Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when the Advisor reasonably believes a liquid secondary market will exist for a particular option at any specific time.


There will be a cost to the Fund of engaging in transactions in currency-related derivative instruments that will vary with factors such as the contract or currency involved, the length of the contract period, and the market conditions then prevailing. The Fund using these instruments may have to pay a fee or commission or, in cases where the instruments are entered into on a principal basis, foreign exchange dealers or other counterparties will realize a profit based on the difference ("spread") between the prices at which they are buying and selling various currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

When required by the SEC guidelines, the Fund will designate liquid assets on its books and records to cover potential obligations under currency-related derivative instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets is so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.


The Advisor's decision to engage in a transaction in a particular currency-related derivative instrument will reflect the Advisor's judgment that the transaction will provide value to the Fund and its shareholders and is consistent with the Fund's objectives and policies. In making such a judgment, the Advisor will analyze the benefits and risks of the transaction and weigh them in the context of the Fund's entire portfolio and objectives. The effectiveness of any transaction in a currency-related derivative instrument is dependent on a variety of factors, including the Advisor's skill in analyzing and predicting currency values and upon a correlation between price movements of the currency instrument and the underlying security. There might be imperfect correlation, or even no correlation, between price movements of an instrument and price movements of investments being hedged. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's use of currency-related derivative instruments is always subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.


The Fund's dealing in currency-related derivative instruments will generally be limited to the transactions described above. However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivative instruments and will not do so unless deemed appropriate by the Advisor. It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other (I.E., non-currency related) causes. Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain that may result from an increase in the value of that currency.

SWAP AGREEMENTS. The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any lawful purpose consistent with the Fund's investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount" (I.E., the return on or increase in value of a particular dollar amount invested at a particular interest rate) in a particular foreign currency, or in a "basket" of securities representing a particular index. Swap agreements may include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap;" interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor;" and interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The "notional amount" of the swap agreement is the agreed upon basis for calculating the obligations that the parties to a swap agreement have agreed to exchange. Under most swap agreements entered into by the Fund, the obligations of the parties would be exchanged on a "net basis." Consequently, the Fund's obligation (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement ("net amount"). The Fund's obligation under a swap agreement will be accrued daily (offset against amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating liquid assets on the Fund's books and records.


Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend, in part, on the Advisor's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 ("IRC") may limit the Fund's ability to use swap agreements. The swaps market is largely unregulated.

The Fund will enter swap agreements only with counterparties that the Advisor reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

ADDITIONAL DERIVATIVE INSTRUMENTS AND STRATEGIES. In addition to the derivative instruments and strategies described above and in the Prospectus, the Advisor expects to discover additional derivative instruments and other hedging or risk management techniques. The Advisor may utilize these new derivative instruments and techniques to the extent that they are consistent with the Fund's investment objective and permitted by the Fund's investment limitations, operating policies, and applicable regulatory authorities.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:

FOREIGN INVESTMENT COMPANIES


The Fund may invest, to a limited extent, in foreign investment companies. Some of the countries in which the Fund invests may not permit direct investment by outside investors. Investments in such countries may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies. In addition, it may be less expensive and more expedient for the Fund to invest in a foreign investment company in a country that permits direct foreign investment. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of other investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company. The Fund does not intend to invest in such investment companies unless, in the judgment of the Advisor, the potential benefits of such investments justify the payment of any associated fees and expenses.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:

FOREIGN SECURITIES

Investing in foreign securities involves a series of risks not present in investing in U.S. securities. Many of the foreign securities held by the Fund will not be registered with the SEC, nor will the foreign issuers be subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies, and in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards, or to other regulatory requirements comparable to those applicable to U.S. companies. The Fund's net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

The costs attributable to foreign investing that the Fund must bear frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing. Investment income on certain foreign securities in which the Fund may invest may be subject to foreign withholding or other government taxes that could reduce the return of these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign tax to which the Fund would be subject.

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and are earning no investment return. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE, INTERNET, AND TECHNOLOGY 100 FUNDS: HIGH-YIELD (HIGH-RISK) SECURITIES

IN GENERAL. Non-investment grade debt obligations ("lower-quality securities") include (1) bonds rated as low as C by Moody's Investors ("Moody's"), Standard & Poor's Ratings Group ("S&P"), and comparable ratings of other nationally recognized statistical rating organizations ("NRSROs"); (2) commercial paper rated as low as C by S&P, Not Prime by Moody's, and comparable ratings of other NRSROs; and (3) unrated debt obligations of comparable quality. Lower-quality securities, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative and present a significant risk for loss of principal and interest. The special risk considerations in connection with investments in these securities are discussed below. Refer to the Appendix for a description of the securities ratings.


EFFECT OF INTEREST RATES AND ECONOMIC CHANGES. The lower-quality and comparable unrated security market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such conditions could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. The market values of lower-quality and comparable unrated securities tend to reflect individual corporate developments to a greater extent than do higher rated securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality and comparable unrated securities also tend to be more sensitive to economic conditions than are higher-rated securities. As a result, they generally involve more credit risks than securities in the higher-rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-quality and comparable unrated securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by an issuer of these securities is significantly greater than issuers of higher-rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a lower-quality or comparable unrated security defaulted, the Fund might incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these securities and thus in the Fund's net asset value.

As previously stated, the value of a lower-quality or comparable unrated security will decrease in a rising interest rate market and accordingly, so will the Fund's net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of lower-quality and comparable unrated securities (discussed below), the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would force the Fund to sell the more liquid portion of its portfolio.


PAYMENT EXPECTATIONS. Lower-quality and comparable unrated securities typically contain redemption, call, or prepayment provisions that permit the issuer of such securities containing such provisions to, at its discretion, redeem the securities. During periods of falling interest rates, issuers of these securities are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with a lower yielding security, which would result in a lower return for the Fund.

CREDIT RATINGS. Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of lower-quality securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in lower-quality and comparable unrated obligations will be more dependent on the Advisor's credit analysis than would be the case with investments in investment-grade debt obligations. The Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history, and the current trend of earnings. The Advisor continually monitors the investments in the Fund's portfolio and carefully evaluates whether to dispose of or to retain lower-quality and comparable unrated securities whose credit ratings or credit quality may have changed.


LIQUIDITY AND VALUATION. The Fund may have difficulty disposing of certain lower-quality and comparable unrated securities because there may be a thin trading market for such securities. Because not all dealers maintain markets in all lower-quality and comparable unrated securities, there is no established retail secondary market for many of these securities. The Fund anticipates that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. As a result, the Fund's asset value and ability to dispose of particular securities, when necessary to meet the Fund's liquidity needs or in response to a specific economic event, may be impacted. The lack of a liquid secondary market for certain securities may also make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio. Market quotations are generally available on many lower-quality and comparable unrated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower-quality and comparable unrated securities, especially in a thinly traded market.

LEGISLATION. Legislation may be adopted, from time to time, designed to limit the use of certain lower-quality and comparable unrated securities by certain issuers. It is anticipated that if additional legislation is enacted or proposed, it could have a material affect on the value of these securities and the existence of a secondary trading market for the securities.

ILLIQUID SECURITIES

The Fund may invest in illiquid securities (I.E., securities that are not readily marketable). However, the Fund will not acquire illiquid securities if, as a result, the illiquid securities would comprise more than 15% (10% for money market funds) of the value of the Fund's net assets (or such other amounts as may be permitted under the 1940 Act). However, as a matter of internal policy, the Advisor intends to limit the Fund's investments in illiquid securities to 10% of its net assets.


The Board of Directors of the Fund, or its delegate, has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are illiquid for purposes of this limitation. Certain securities exempt from registration or issued in transactions exempt from registration under the Securities Act of 1933, as amended ("Securities Act"), such as securities that may be resold to institutional investors under Rule 144A under the Securities Act and Section 4(2) commercial paper, may be considered liquid under guidelines adopted by the Fund's Board of Directors. The Board of Directors of the Fund has delegated to the Advisor the day-to-day determination of the liquidity of a security, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors has directed the Advisor to look to such factors as (1) the frequency of trades or quotes for a security, (2) the number of dealers willing to purchase or sell the security and number of potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the security and nature of the marketplace trades, such as the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer, (5) the likelihood that the security's marketability will be maintained throughout the anticipated holding period, and (6) any other relevant factors. The Advisor may determine 4(2) commercial paper to be liquid if (1) the 4(2) commercial paper is not traded flat or in default as to principal and interest, (2) the 4(2) commercial paper is rated in one of the two highest rating categories by at least two NRSROs, or if only one NRSRO rates the security, by that NRSRO, or is determined by the Advisor to be of equivalent quality, and (3) the Advisor considers the trading market for the specific security taking into account all relevant factors. With respect to any foreign holdings, a foreign security may be considered liquid by the Advisor (despite its restricted nature under the Securities Act) if the security can be freely traded in a foreign securities market and all the facts and circumstances support a finding of liquidity.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced in accordance with pricing procedures adopted by the Board of Directors of the Fund. If through the appreciation of restricted securities or the depreciation of unrestricted securities the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities that are not readily marketable (except for 144A Securities and 4(2) commercial paper deemed to be liquid by the Advisor), the Fund will take such steps as is deemed advisable, if any, to protect the liquidity of the Fund's portfolio.

The Fund may sell OTC options and, in connection therewith, designate or segregate assets or cover its obligations with respect to OTC options written by the Fund. The assets used as cover for OTC options written by the Fund will be considered illiquid, except for the purpose of covering the OTC options against which they were written.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

INFLATION-INDEXED SECURITIES

The Fund may invest in inflation-indexed securities, which have a final value and interest payment stream linked to the inflation rate. The index for measuring the inflation rate for these securities is typically the non-seasonally adjusted Consumer Price Index published monthly by the U.S. Department of Labor, Bureau of Labor Statistics. By offering interest and principal payments linked to inflation, these securities attempt to protect the future purchasing power of the money invested in them. However, inflation-indexed securities provide this protected return only if held to maturity. In addition, inflation-indexed securities may not trade at par value. Real interest rates (the market rate of interest adjusted for inflation) change over time as a result of many factors, such as expected domestic economic output. When real rates do change, inflation-indexed securities prices may be more sensitive to these changes than conventional bonds. Should market expectations for real interest rates rise, the price of inflation-indexed securities may fall. In addition, inflation-indexed securities may not be as widely traded as fixed-principal securities. This lesser liquidity may result in the Fund experiencing higher transaction costs when purchasing and selling these securities.

THE FOLLOWING SECTION APPLIES TO THE INTERNET FUND ONLY:
INTERNET- OR INTRANET- RELATED BUSINESSES

Under normal conditions, at least 65% of the Fund's total assets will be invested in the equity securities of companies engaged in the Internet- or Intranet- related businesses ("Internet Industry"). Companies engaged in the Internet Industry ("Internet Companies") often face high price volatility and wide variations in performance. This is because Internet Companies can be significantly effected by changing technology, extensive government regulation, relatively high obsolescence of existing product caused by scientific and technological advances, competition, a less diversified product line, and falling prices and profits.

Due to the Fund's concentration of investments in the Internet Industry, an investment in the Fund may be subject to greater fluctuations in value than a fund that does not concentrate its investments in a similar manner. For example, certain market and economic factors, like those discussed above, may exert a disproportionate impact upon the prices of equity securities of companies within the Internet Industry relative to their impact on the prices of securities of companies engaged in other industries. Additionally, changes in the market price of the equity securities of a particular company that occupies a dominant position in an industry may tend to influence the market prices of other companies within the same industry. As a result of the foregoing factors, the net asset value of the Fund may be more susceptible to change than those of investment companies that diversify their investments over many different industries.


LENDING OF PORTFOLIO SECURITIES


The Fund is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the Advisor deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although the Fund is authorized to lend, the Fund does not presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the Advisor will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loans at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest, or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest, or other distributions, when retaining such rights is considered to be in the Fund's interest.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

MORTGAGE- AND ASSET-BACKED DEBT SECURITIES

Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property, and include single- and multi-class pass-through securities and collateralized mortgage obligations. Such securities may be issued or guaranteed by U.S. government agencies or instrumentalities, such as the Government National Mortgage Association and the Federal National Mortgage Association, or by private issuers, generally originators and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities (collectively, "private lenders"). Mortgage-backed securities issued by private lenders may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any governmental guarantee of the underlying mortgage assets but with some form of non-governmental credit enhancement.

Asset-backed securities have structural characteristics similar to mortgage-backed securities. Asset-backed debt obligations represent direct or indirect participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, other installment loan contracts, home equity loans, leases of various types of property, and receivables from credit card or other revolving credit arrangements. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement of the securities. Payments or distributions of principal and interest on asset-backed debt obligations may be supported by non-governmental credit enhancements including letters of credit, reserve funds, overcollateralization, and guarantees by third parties. The market for privately issued asset-backed debt obligations is smaller and less liquid than the market for government sponsored mortgage-backed securities.


The rate of principal payment on mortgage- and asset-backed securities generally depends on the rate of principal payments received on the underlying assets, that in turn may be affected by a variety of economic and other factors. As a result, the yield on any mortgage- and asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the principal differences are that interest and principal payments are made more frequently on mortgage-and asset-backed securities, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Fund purchases these securities at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases these securities at a discount, a prepayment rate that is faster than expected will increase yield to maturity, while a prepayment rate that is slower than expected will reduce yield to maturity. Amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates. Accelerated prepayments on securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is prepaid in full. The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for government-sponsored mortgage-backed securities.

While many mortgage- and asset-backed securities are issued with only one class of security, many are issued in more than one class, each with different payment terms. Multiple class mortgage- and asset-backed securities are issued for two main reasons. First, multiple classes may be used as a method of providing credit support. This is accomplished typically through creation of one or more classes whose right to payments on the security is made subordinate to the right to such payments of the remaining class or classes. Second, multiple classes may permit the issuance of securities with payment terms, interest rates, or other characteristics differing both from those of each other and from those of the underlying assets. Examples include so-called "strips" (mortgage- and asset-backed securities entitling the holder to disproportionate interests with respect to the allocation of interest and principal of the assets backing the security), and securities with class or classes having characteristics that mimic the characteristics of non-mortgage- or asset-backed securities, such as floating interest rates (I.E., interest rates which adjust as a specified benchmark changes) or scheduled amortization of principal.


The Fund may invest in stripped mortgage- or asset-backed securities, which receive differing proportions of the interest and principal payments from the underlying assets. The market value of such securities generally is more sensitive to changes in prepayment and interest rates than is the case with traditional mortgage- and asset-backed securities, and in some cases such market value may be extremely volatile. With respect to certain stripped securities, such as interest only and principal only classes, a rate of prepayment that is faster or slower than anticipated may result in the Fund failing to recover all or a portion of its investment, even though the securities are rated investment grade.

Mortgage- and asset-backed securities backed by assets, other than as described above, or in which the payment streams on the underlying assets are allocated in a manner different than those described above may be issued in the future. The Fund may invest in such securities if such investment is otherwise consistent with its investment objectives and policies and with the investment restrictions of the Fund.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

MUNICIPAL OBLIGATIONS

IN GENERAL. Municipal obligations are debt obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes, and municipal lease obligations. Municipal obligations also include obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board of Directors of the Fund determines that an investment in any such type of obligation is consistent with the Fund's investment objective.

BONDS AND NOTES. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional, and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes, and similar instruments.


LEASE OBLIGATIONS. Municipal lease obligations may take the form of a lease, an installment purchase, or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment, and facilities, such as state and municipal vehicles, telecommunications and computer equipment, and other capital assets. The Fund may purchase these obligations directly, or it may purchase participation interests in such obligations. (See "Participation Interests" below.) Municipal leases are generally subject to greater risks than general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet in order to issue municipal obligations. Municipal leases may contain a covenant by the state or municipality to budget for, appropriate, and make payments due under the obligation. Certain municipal leases may, however, contain "non-appropriation" clauses, which provide that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Accordingly, such obligations are subject to "non-appropriation" risk. While municipal leases are secured by the underlying capital asset, it may be difficult to dispose of any such asset in the event of non-appropriation or other default.


MORTGAGE-BACKED BONDS. The Fund's investments in municipal obligations may include mortgage-backed municipal obligations, which are a type of municipal security issued by a state, authority, or municipality to provide financing for residential housing mortgages to target groups, generally low-income individuals who are first-time home buyers. The Fund's interest, evidenced by such obligations, is an undivided interest in a pool of mortgages. Payments made on the underlying mortgages and passed through to the Fund will represent both regularly scheduled principal and interest payments. The Fund may also receive additional principal payments representing prepayments of the underlying mortgages. While a certain level of prepayments can be expected, regardless of the interest rate environment, it is anticipated that prepayment of the underlying mortgages will accelerate in periods of declining interest rates. In the event that the Fund receives principal prepayments in a declining interest-rate environment, its reinvestment of such funds may be in bonds with a lower yield.


DERIVATIVES. The Fund may also invest in derivative securities issued by partnerships and grantor trusts. These securities allow the Fund to receive principal and interest payments on underlying municipal obligations and may have fixed, floating, or variable rates of interest. They may be backed by a letter of credit or guaranty and are generally accompanied by an opinion of counsel that the interest on them will be tax-exempt. The Fund may only invest in these securities if they meet the Fund's credit-quality and eligibility requirements.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

PARTICIPATION INTERESTS

A participation interest gives the Fund an undivided interest in a municipal obligation in the proportion that the Fund's participation interest bears to the principal amount of the obligation. These instruments may have fixed, floating, or variable rates of interest. The Fund will only purchase participation interests if accompanied by an opinion of counsel that the interest earned on the underlying municipal obligations will be tax-exempt. If the Fund purchases unrated participation interests, the Board of Directors or its delegate must have determined that the credit risk is equivalent to the rated obligations in which the Fund may invest. Participation interests may be backed by a letter of credit or guaranty of the selling institution. When determining whether such a participation interest meets the Fund's credit quality requirements, the Fund may look to the credit quality of any financial guarantor providing a letter of credit or guaranty.

REPURCHASE AGREEMENTS

The Fund may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The Advisor will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks. The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS


The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity, a practice common in the mutual fund industry, or for arbitrage transactions as discussed below. In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price. The Fund generally retains the right to interest and principal payments on the security. Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing. When required by guidelines of the SEC, the Fund will designate liquid assets on its books and records to secure its obligations to repurchase the security.

The Fund may also enter into mortgage dollar rolls, in which the Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar securities on a specified future date. While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale. The Fund also could be compensated through the receipt of fee income equivalent to a lower forward price. At the time the Fund would enter into a mortgage dollar roll, it would designate on its books and records permissible liquid assets to secure its obligation for the forward commitment to buy mortgage-backed securities. Mortgage dollar roll transactions may be considered a borrowing by the Fund.


The mortgage dollar rolls and reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll or reverse repurchase agreements. Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage. However, since such securities or repurchase agreements will be high quality and will mature on or before the settlement date of the mortgage dollar roll or reverse repurchase agreement, the Advisor believes that such arbitrage transactions do not present the risks to the Fund that are associated with other types of leverage.

SHORT SALES

The Fund may sell securities short (1) to hedge unrealized gains on portfolio securities or (2) if it covers such short sale with liquid assets as required by the current rules and positions of the SEC or its staff. Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:

SMALL AND MEDIUM COMPANIES


The Fund may invest its assets in small- and/or medium-capitalization companies. While small- and medium-capitalization companies generally have the potential for rapid growth, investments in small- and medium-capitalization companies often involve greater risks than investments in larger, more established companies because small- and medium-capitalization companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies. In addition, in many instances the securities of small- and medium-capitalization companies are traded only OTC or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Therefore, the securities of small- and medium-capitalization companies may be subject to greater and more abrupt price fluctuations. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period of time due to the trading volume of small and medium company securities. Investors should be aware that, based on the foregoing factors, an investment in the Fund may be subject to greater price fluctuations than an investment in the Fund that invests primarily in larger, more established companies. The Advisor's research efforts may also play a greater role in selecting securities for the Fund than in the Fund that invests in larger, more established companies.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:

STANDBY COMMITMENTS

In order to facilitate portfolio liquidity, the Fund may acquire standby commitments from brokers, dealers, or banks with respect to securities in its portfolio. Standby commitments entitle the holder to achieve same-day settlement and receive an exercise price equal to the amortized cost of the underlying security plus accrued interest. Standby commitments generally increase the cost of the acquisition of the underlying security, thereby reducing the yield. Standby commitments are subject to the issuer's ability to fulfill its obligation upon demand. Although no definitive creditworthiness criteria are used, the Advisor reviews the creditworthiness of the brokers, dealers, and banks from which the Fund obtains standby commitments to evaluate those risks.


TEMPORARY DEFENSIVE POSITION

The Fund may invest without limitation in cash or cash-type securities, including high-quality, short-term debt securities issued by corporations, financial institutions, the U.S. government, or, except for the Dow 30 Value Fund, foreign governments, as a temporary defensive position during adverse market, economic, or political conditions if the Advisor determines that a temporary defensive position is advisable. This could reduce the benefit to the Fund if the market goes up. In this case, the Fund may not achieve its investment goal.


U.S. GOVERNMENT SECURITIES

U.S. government securities are issued or guaranteed by the U.S. government or its agencies or instrumentalities. Securities issued by the government include U.S. Treasury obligations, such as Treasury bills, notes, and bonds. Securities issued by government agencies or instrumentalities include obligations of the following:

o the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association ("GNMA"), including GNMA pass-through certificates, whose securities are supported by the full faith and credit of the United States;
o the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury;
o the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and
o the Student Loan Marketing Association, the Interamerican Development Bank, and International Bank for Reconstruction and Development, whose securities are supported only by the credit of such agencies.

Although  the  U.S.   government   provides   financial  support  to  such  U.S.
government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. The U.S. government and its agencies and instrumentalities do not guarantee the market value of their securities; consequently, the value of such securities will fluctuate.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

VARIABLE- OR FLOATING-RATE SECURITIES

The Fund may invest in securities that offer a variable- or floating-rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (E.G., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable- or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable- or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice; in other cases, the demand feature is exercisable at any time on 30 days notice or on similar notice at intervals of not more than one year. Some securities, which do not have variable or floating interest rates, may be accompanied by puts producing similar results and price characteristics. When considering the maturity of any instrument which may be sold or put to the issuer or a third party, the Fund may consider that instrument's maturity to be shorter than its stated maturity.

Variable-rate demand notes include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts, that may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments will generally be traded. There generally is not an established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and, if not so rated, the Fund may invest in them only if the Advisor determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. The Advisor, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Fund's portfolio.

The Fund will not invest more than 15% of its net assets in variable- and floating-rate demand obligations that are not readily marketable (a variable- or floating-rate demand obligation that may be disposed of on not more than seven days notice will be deemed readily marketable and will not be subject to this limitation). In addition, each variable- or floating-rate obligation must meet the credit quality requirements applicable to all the Fund's investments at the time of purchase. When determining whether such an obligation meets the Fund's credit quality requirements, the Fund may look to the credit quality of the financial guarantor providing a letter of credit or other credit support arrangement.

In determining the Fund's weighted average portfolio maturity, the Fund will consider a floating- or variable-rate security to have a maturity equal to its stated maturity (or redemption date if it has been called for redemption), except that it may consider (1) variable-rate securities to have a maturity equal to the period remaining until the next readjustment in the interest rate, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature to have a remaining maturity equal to the longer of (a) the next readjustment in the interest rate or (b) the period remaining until the principal can be recovered through demand, and (3) floating-rate securities subject to a demand feature to have a maturity equal to the period remaining until the principal can be recovered through demand. Variable- and floating-rate securities generally are subject to less principal fluctuation than securities without these attributes.


WARRANTS

The Fund may acquire warrants. Warrants are securities giving the holder the right, but not the obligation, to buy the stock of an issuer at a given price (generally higher than the value of the stock at the time of issuance) during a specified period or perpetually. Warrants may be acquired separately or in connection with the acquisition of securities. Warrants do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.


THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES


The Fund may purchase securities on a when-issued or delayed-delivery basis. The price of debt obligations so purchased, which may be expressed in yield terms, generally is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest on the debt obligations accrues to the Fund. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. While when-issued and delayed-delivery securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons. At the time the Fund makes the commitment to purchase these types of securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund does not believe that its net asset value will be adversely affected by these types of securities purchases.


To the extent required by the SEC, the Fund will maintain cash and marketable securities equal in value to commitments for when-issued or delayed-delivery securities. Such designated securities either will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then-available cash flow, sale of the securities designated on its books and records, described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a market value greater or less than the Fund's payment obligation).

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE AND TECHNOLOGY 100 FUNDS:

ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may invest in zero-coupon, step-coupon, and pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon and step-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon, step-coupon, and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accruing that year. In order to continue to qualify as a "regulated investment company" or "RIC" under the IRC and avoid a certain excise tax, the Fund may be required to distribute a portion of such discount and income and may be required to dispose of other portfolio securities, which may occur in periods of adverse market prices, in order to generate cash to meet these distribution requirements.

                             DIRECTORS AND OFFICERS


The Board of  Directors  of the Fund is  responsible  for  managing  the  Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 63 mutual funds ("Strong Funds"). All of the Directors who are not directors, officers, or employees of the Advisor, or any affiliated company of the Advisor ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee.


*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.

Prior to August 1985, Mr. Strong was Chief Executive Officer of the Advisor, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of the Advisor. In October 1991, Mr. Strong also became the Chairman of the Advisor. Mr. Strong is a Director of the Advisor. Mr. Strong has been in the investment management business since 1967.

MARVIN E. NEVINS (DOB 7/9/18), Director of the Strong Funds.

Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From 1980 until 1981, Mr. Nevins was the Chairman of the Wisconsin Association of Manufacturers & Commerce. He has been a Director of A-Life Medical, Inc., San Diego, CA since 1996 and Surface Systems, Inc. (a weather information company), St. Louis, MO since 1992. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.


Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, Checker'sHamburger, Inc.Drive In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, and Bassett Furniture Industries, Inc. since 1997. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since 1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

STANLEY KRITZIK (DOB 1/9/30), Director and Chairman of the Audit Committee of the Strong Funds.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since and1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 until April 2000.


WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds.

Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds.


Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace
College. From 1981 to June 1999, he served as President of Baldwin-Wallace College. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He is a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community Justice and President of the Reserve Homeowners Association. He is also the Past President of the National Association of Schools and Colleges of the United Methodist Church, the Past Chairperson of the Association of Independent Colleges and Universities of Ohio, and the Past Secretary of the National Association of Independent Colleges and Universities.

ELIZABETH N. COHERNOUR (DOB 4/26/50), Vice President and Secretary of the Strong Funds.

Ms. Cohernour has been Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer of the Advisor since August 2000. Ms. Cohernour has been Senior Vice President and General Counsel of the Advisor since February 2000. From February 1999 until January 2000, Ms. Cohernour acted as Counsel to MFP Investors. From May 1988 to February 1999, Ms. Cohernour acted as General Counsel and Vice President to Franklin Mutual Advisers, Inc.

CATHLEEN A. EBACHER (DOB 11/9/62), Vice President and Assistant Secretary of the Strong Funds.

Ms. Ebacher has been Vice President, Senior Counsel, and Assistant Secretary of the Advisor since August 2000. Ms. Ebacher has been Senior Counsel of the Advisor since December 1997. From November 1996 until December 1997, Ms. Ebacher acted as Associate Counsel to the Advisor. From May 1992 until November 1996, Ms. Ebacher acted as Corporate Counsel to Carson Pirie Scott & Co., a department store retailer. From June 1989 until May 1992, Ms. Ebacher was an attorney for Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., a Milwaukee law firm.

RHONDA K. HAIGHT (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

Ms. Haight has been Manager of the Mutual Fund Accounting Department of the Advisor since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of the Advisor. From June 1987 until December 1992, Ms. Haight was a Mutual Fund Accountant of the Advisor.

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds.

Ms.  Hollister  has  been  Vice  President,  Associate  Counsel,  and  Assistant
Secretary of the Advisor since August 2000. Ms. Hollister has been Associate Counsel of the Advisor since July 1999. From August 1996 until May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 until August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.


DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds.


Mr. Wallestad has been Director of Finance and Operations and Senior Vice President of the Advisor since November 1999. Mr. Wallestad has been Director of Finance and Operations of the Advisor since February 1999. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds.

Mr. Widmer has been Treasurer of the Advisor since April 1999. From May 1997 to January 2000, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.


THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds.

Mr. Zoeller has been Senior Vice President and Chief Financial Officer of the Advisor since February 1998 and a member of the Office of the Chief Executive since November 1998. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of the Advisor, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of the Advisor. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen & Co.

Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, WI 53202-0547. Mr. Vogt's address is 55 North Holden Road, P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 518 Bishop Place, Berea, OH 44017.

                          Aggregate Compensation Table
                 for the Fiscal Year Ended December 31, 2000(1)

                                                                         DIRECTOR(2)

                                            ----------------------------------------------------------------------

                                            Willie D.      Stanley      Neal Malicky  Marvin E.     William F.
FUND                                        Davis          Kritzik(3)                 Nevins        Vogt(4)

------------------------------------------- -------------- ------------ ------------- ------------- --------------

Strong Discovery Fund                       $707           $708         $707          $707          $777
Strong Dow 30 Value Fund                    $459           $460         $459          $459          $490
Strong Enterprise Fund                      $2,205         $2,212       $2,205        $2,205        $2,417
Strong Growth Fund                          $12,736        $12,764      $12,736       $12,736       $13,984
Strong Growth 20 Fund                       $1,796         $1,801       $1,796        $1,796        $1,970
Strong Internet Fund                        $138           $139         $138          $138          $138
Strong Large Cap Core Fund                  $139           $139         $139          $139          $140
Strong Large Cap Growth Fund
   10/31/00                                 $5,681         $5,694       $5,681        $5,581        $6,235
   12/31/00(5)                              $723           $736         $723          $723          $788
Strong Mid Cap Disciplined Fund             $143           $143         $143          $143          $144
Strong Opportunity Fund                     $9,642         $9,684       $9,642        $9,642        $10,586
Strong Technology 100 Fund                  $171           $174         $171          $171          $171
Strong U.S. Emerging Growth Fund            $238           $239         $238          $238          $248
Strong Value Fund                           $292           $293         $292          $292          $308
Strong Funds(6)                             $117,094       $117,360     $98,490       $114,194      $126,368

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund. (3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee. (4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee. (5) For the two-month fiscal period ended December 31, 2000.
 (6) The Strong Funds include 27 registered open-end management investment companies consisting of 63 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed 12-month fiscal period.

Unless otherwise noted below, as of March 31, 2001, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of any class of the Fund's then outstanding shares.


                 FUND                                CLASS/SHARES                              PERCENT
---------------------------------------- -------------------------------------- --------------------------------------

Growth 20                                Investor Class - 1,389,000                            4.72%
Large Cap Core                           54,394                                               11.55%
Mid Cap Disciplined                      57,868                                                3.31%


                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of March 31, 2001 no persons owned of record or are known to own of record or beneficially more than 5% of any class of the Fund's then outstanding shares.


            NAME AND ADDRESS                               FUND/CLASS/SHARES                          PERCENT
----------------------------------------- ---------------------------------------------------- -----------------------

Emre & Co.                                Large Cap Growth - 3,250,137                           7.18%
P.O. Box  1408
Milwaukee, WI  53201-1408

Charles Schwab & Co Inc.                  Large Cap Growth - 3,055,396                           6.75%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co Inc.                  Opportunity - Investor Class - 17,036,779             19.98%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co Inc.                  Discovery - 1,097,514                                 11.20%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co Inc.                  Growth - Investor Class - 18,674,980                  15.19%
101 Montgomery St.
San Francisco, CA  94104-4122

Emre & Co.                                Growth - Investor Class - 7,190,069                    5.85%
P.O. Box  1408
Milwaukee, WI  53201-1408

Charles Schwab & Co Inc.                  Value - 533,608                                       11.33%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co Inc.                  Growth 20 - Investor Class - 8,284,574                28.16%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co Inc.                  Dow 30 Value - 4,213,650                              44.38%
101 Montgomery St.
San Francisco, CA  94104-4122

Strong Investments, Inc.                  Large Cap Core - 53,288                               11.33%
100 Heritage Reserve
Menomonee Falls, WI  53051-4400

Charles Schwab & Co Inc.                  Large Cap Core - 25,744                               5.47%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles F. Streich                        Large Cap Core - 25,054                               5.33%
1423 W. Westport Circle
Mequon, WI  53092-5753
Charles Schwab & Co Inc.                  Enterprise - Investor Class - 2,792,365              15.00%
101 Montgomery St.
San Francisco, CA  94104-4122

U.S. Clearing                             Enterprise - Investor Class - 1,012,873              5.44%
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co Inc.                  Mid Cap Disciplined - 533,602                        30.63%
101 Montgomery St.
San Francisco, CA  94104-4122

U.S. Clearing                             Mid Cap Disciplined - 87,839                         5.04%
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co Inc.                  U.S. Emerging Growth - 689,236                       12.54%
101 Montgomery St.
San Francisco, CA  94104-4122

Emre & Co.                                U.S. Emerging Growth - 418,658                       7.62%
P.O. Box  1408
Milwaukee, WI  53201-1408

U.S. Clearing                             U.S. Emerging Growth - 373,805                       6.80%
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co Inc.                  Technology 100 - 2,319,189                           7.58%
101 Montgomery St.
San Francisco, CA  94104-4122

U.S. Clearing                             Technology 100 - 2,170,879                           7.09%
26 Broadway
New York, NY  10004-1703

U.S. Clearing                             Internet - 571,323                                   6.30%
26 Broadway
New York, NY  10004-1703

Charles Schwab & Co Inc.                  Internet - 557,932                                   6.15%
101 Montgomery St.
San Francisco, CA  94104-4122

Trust Company of Illinois                 Growth - Institutional Class - 357,564               45.24%
45 S. Park Blvd. Ste. 300
Glen Ellyn, IL  60137-6282

Charles Schwab & Co Inc.                  Growth - Institutional Class - 220,143               27.85%
101 Montgomery St.
San Francisco, CA  94104-4122

Mead Witter Foundation Inc.               Growth - Institutional Class - 138,352               17.50%
P.O. Box  39
Wisconsin Rapids, WI  54495-0039

Charles Schwab & Co Inc.                  Opportunity - Advisor Class - 341,727                73.70%
101 Montgomery St.
San Francisco, CA  94104-4122

Muggs & Co.                               Opportunity - Advisor Class - 50,561                 10.90%
P.O. Box  1787
Milwaukee, WI  53201-1787

Master Account                            Opportunity - Advisor Class - 24,867                 5.36%
FBO Participating Kemflex Plans
C/O Kemper Service Company
811 Main St. # Dept.
Kansas City, MO  64105-2005

Charles Schwab & Co Inc.                  Growth - Advisor Class - 302,806                     71.22%
101 Montgomery St.
San Francisco, CA  94104-4122

Safeco Services Corp.                     Growth - Advisor Class - 69,598                      16.37%
P.O. Box  34443
Seattle, WA  98124-1443

Carn & Co.                                Growth - Advisor Class - 43,776                      10.30%
P.O. Box  96211
Washington, DC  20090-6211

Charles Schwab & Co Inc.                  Growth 20 - Advisor Class - 424,537                  91.12%
101 Montgomery St.
San Francisco, CA  94104-4122

Charles Schwab & Co Inc.                  Enterprise - Advisor Class - 28,499                  95.46%
101 Montgomery St.
San Francisco, CA  94104-4122


                               INVESTMENT ADVISOR


The Fund entered into an Advisory Agreement with Strong Capital Management, Inc. ("Advisor"). Mr. Strong controls the Advisor due to his stock ownership of the Advisor. Mr. Strong is the Chairman and a Director of the Advisor, Ms. Cohernour is Senior Vice President, General Counsel, Secretary, and Chief Compliance
Officer of the Advisor, Ms. Ebacher is Vice President, Senior Counsel, and Assistant Secretary of the Advisor, Ms. Haight is Manager of the Mutual Fund Accounting Department of the Advisor, Ms. Hollister is Vice President, Associate Counsel, and Assistant Secretary of the Advisor, Mr. Wallestad is Senior Vice President of the Advisor, Mr. Widmer is Treasurer of the Advisor, and Mr. Zoeller is Senior Vice President and Chief Financial Officer of the Advisor. As of February 28, 2001, the Advisor had over $43 billion under management.


The Advisory Agreement is required to be approved annually by either the Board of Directors of the Fund or by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). In either case, each annual renewal must be approved by the vote of a majority of the Fund's directors who are not parties to the Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable, without penalty, on 60 days written notice by the Board of Directors of the Fund, by vote of a majority of the Fund's outstanding voting securities, or by the Advisor, and will terminate automatically in the event of its assignment.


Under the terms of the Advisory Agreement, the Advisor manages the Fund's investments subject to the supervision of the Fund's Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. The Advisory Agreement authorizes the Advisor to delegate its investment advisory duties to a subadvisor in accordance with a written agreement under which the subadvisor would furnish such investment advisory services to the Advisor. In that situation, the Advisor continues to have responsibility for all investment advisory services furnished by the subadvisor under the subadvisory agreement. At its expense, the Advisor provides office space and all necessary office facilities, equipment, and personnel for servicing the investments of the Fund. The Advisor places all orders for the purchase and sale of the Fund's portfolio securities at the Fund's expense.

Except for expenses assumed by the Advisor, as set forth above, or by Strong Investments, Inc. ("Distributor") with respect to the distribution of the Fund's shares, the Fund is responsible for all its other expenses, including, without limitation, interest charges, taxes, brokerage commissions, and similar expenses; distribution and shareholder servicing expenses; expenses of issue, sale, repurchase, or redemption of shares; expenses of registering or qualifying shares for sale with the states and the SEC; expenses for printing and distribution of prospectuses to existing shareholders; charges of custodians (including fees as custodian for keeping books and similar services for the Fund), transfer agents (including the printing and mailing of reports and notices to shareholders), registrars, auditing and legal services, and clerical services related to recordkeeping and shareholder relations; printing of stock certificates; fees for directors who are not "interested persons" of the Advisor; expenses of indemnification; extraordinary expenses; and costs of shareholder and director meetings.

On January 28, 2000, the Board of Directors of the Discovery, Enterprise, Growth, Growth 20, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds, determined that certain administrative services provided by the Advisor under the then current Advisory Agreement should be provided pursuant to a separate administration agreement, which would more clearly delineate the nature of the administrative services to be provided and the cost to the Fund associated with those administrative services. The Board of Directors also approved an amendment to the Advisory Agreement ("Amended Advisory Agreement") that would remove all references in the Advisory Agreement regarding the provision of administrative services and approved the adoption of a separate Administration Agreement with the Advisor. The specific terms of the new Administration Agreement are described below. The advisory and administrative services that will be provided under the Amended Advisory Agreement and the new Administration Agreement for the then existing class of shares will be, at a minimum, the same services as those provided under the then current Advisory Agreement for the then existing class of shares, the quality of those services will remain the same, and the personnel performing such services will remain the same.

As a result of these arrangements, the annual advisory fee paid by each of these Funds has been reduced by 0.25% of the average daily net asset value of the Fund, effective February 24, 2000 for the Discovery, Enterprise, Growth, Growth 20, Large Cap Core, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds, and effective February 29, 2000 for the Large Cap Growth Fund. In no event will the fees under the Administrative Agreement for the Investor Class and Advisor Class shares of these Funds exceed 0.25% of the average daily net asset value of the Fund. In no event will the fees under the Administrative Agreement for the Institutional Class shares of the Fund exceed 0.02% of the average daily net asset value of the Fund.


The Institutional and Advisor Class shares of the Growth Fund and the Advisor Class shares of the Enterprise, Growth 20, and Opportunity Funds were not affected by the new advisory and administrative agreements because these classes of funds were first offered for sale on February 24, 2000.

As compensation for its advisory services, the Fund pays to the Advisor a monthly management fee at the annual rate specified below of the average daily net asset value of the Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Fund.


                 FUND                            CURRENT ANNUAL RATE                    PRIOR ANNUAL RATE

---------------------------------------- ------------------------------------- -------------------------------------

Discovery Fund                                            0.75%                         1.00% (Prior to 2/24/00)
Dow 30 Value Fund                                         0.80%                          Not Applicable)
Enterprise Fund                                           0.75%                       1.00% (Prior to 2/24/00)
Growth Fund                                               0.75%                       1.00% (Prior to 2/24/00)
Growth 20 Fund                                            0.75%                        1.00% (Prior to 2/24/00)
Internet Fund                                             1.20%                          Not Applicable)
Large Cap Core Fund                                       0.75%                       1.00% (Prior to 2/24/00)
Large Cap Growth Fund                      0.60% on the first $35 million,       0.85% on the first $35 million;
                                                   0.55% thereafter            0.80% thereafter (Prior to 2/29/00)
Mid Cap Disciplined Fund                                  0.75%                       1.00% (Prior to 2/24/00)
Opportunity Fund                                          0.75%                       1.00% (Prior to 2/24/00)
Technology 100                                            1.00%                          Not Applicable)
U.S. Emerging Growth Fund                                 0.75%                       1.00% (Prior to 2/24/00)
Value Fund                                                1.00%                       1.00% (Prior to 2/24/00)


The Fund paid the following management fees for the time periods indicated:

                                                                                                MANAGEMENT FEE
      FISCAL YEAR ENDED             MANAGEMENT FEE ($)               WAIVER ($)                AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------


Discovery Fund                             3,425,884                            0                    3,425,884

12/31/98

12/31/99                                   2,300,355                            0                    2,300,355
12/31/00                                   1,386,407                            0                    1,386,407

Dow 30 Value Fund

12/31/98                                     149,451                      143,758                        5,693
12/31/99                                     582,923                       13,689                      569,234
12/31/00                                   1,132,129                            0                    1,132,129


Enterprise Fund


12/31/98(1)                                   12,485                            0                       12,485
12/31/99                                   1,292,024                            0                    1,292,024
12/31/00                                   6,594,199                            0                    6,594,199


Growth Fund


12/31/98                                  16,039,806                            0                   16,039,806
12/31/99                                  21,857,266                            0                   21,857,266
12/31/00                                  29,531,542                            0                   29,531,542


Growth 20 Fund


12/31/98                                     571,511                            0                      571,511
12/31/99                                   1,998,780                            0                    1,998,780
12/31/00                                   5,660,960                            0                    5,660,960

Internet Fund(2)

12/31/00                                     929,293                            0                      929,293

Large Cap Core Fund

12/31/98(3)                                  15,546                             0                       15,546
12/31/99                                     36,938                             0                       36,938
12/31/00                                     42,595                             0                       42,595








Large Cap Growth Fund

10/31/98                                   7,026,166                            0                    7,026,166
10/31/99                                   8,908,037                            0                    8,908,037
10/31/00                                  10,936,795                            0                   10,936,795
12/31/00(4)                                1,524,377                            0                    1,524,377

Mid Cap Disciplined Fund(5)

12/31/99                                      48,065                            0                       48,065
12/31/00                                      68,858                            0                       68,858


Opportunity Fund


12/31/98                                  20,312,655                            0                   20,312,655
12/31/99                                  21,885,763                            0                   21,885,763
12/31/00                                 22,947,728                             0                   22,947,728





Technology 100 Fund(2)

12/31/00                                  2,591,358                             0                    2,591,358

U.S. Emerging Growth Fund(5)

12/31/99                                    138,413                             0                      138,413
12/31/00                                    693,600                             0                      693,600


Value Fund


12/31/98                                    948,313                             0                      948,313
12/31/99                                    772,670                             0                      772,670
12/31/00                                    511,846                             0                      511,846

(1)  For the three-month fiscal period ended December 31, 1998.
(2)  Commenced operations on December 31, 1999.
(3)      For the six-month fiscal period ended December 31, 1998.
(4)      For the two-month fiscal period ended December 31, 2000.
(5)  Commenced operations on December 31, 1998.


The organizational expenses for the Fund which were advanced by the Advisor and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception are listed below.

                           FUND                                              ORGANIZATIONAL EXPENSES
------------------------------------------------------------ ---------------------------------------------------------

Dow 30 Value Fund                                                                         $21,074
Growth 20 Fund                                                                             $1,355


The Advisory Agreement requires the Advisor to reimburse the Fund in the event that the expenses and charges payable by the Fund in any fiscal year, including the management fee but excluding taxes, interest, brokerage commissions, and similar fees and to the extent permitted extraordinary expenses, exceed two percent (2%) of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day of the year. Reimbursement of expenses in excess of the applicable limitation will be made on a monthly basis and will be paid to the Fund by reduction of the Advisor's fee, subject to later adjustment, month by month, for the remainder of the Fund's fiscal year. The Advisor may from time to time voluntarily absorb expenses for the Fund in addition to the reimbursement of expenses in excess of applicable limitations.

On July 12, 1994, the SEC filed an administrative action ("Order") against the Advisor, Mr. Strong, and another employee of the Advisor in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that the Advisor and Mr. Strong aided and abetted violations of Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that the Advisor violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting the Advisor's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of the Advisor owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and the Advisor agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against the Advisor for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by the Advisor. Contemporaneous with this filing, the Advisor, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, the Advisor agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on the Advisor's financial position or operations.


The Fund, the Advisor, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of the Advisor and the Distributor. Access Persons include every director and officer of the Advisor, the Distributor, and the investment companies managed by the Advisor, including the Fund, as well as certain employees of the Advisor and the Distributor who have access to information relating to the purchase or sale of securities by the Advisor on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund and the Advisor's and Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the
Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through the Advisor's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by the Advisor, including the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by the Advisor on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which the Advisor serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.

The Advisor provides investment advisory services for multiple clients through different types of investment accounts (E.G., mutual funds, hedge funds, separately managed accounts, etc.) who may have similar or different investment objectives and investment policies (E.G., some accounts may have an active trading strategy while others follow a "buy and hold" strategy). In managing these accounts, the Advisor seeks to maximize each account's return, consistent with the account's investment objectives and investment strategies. While the Advisor's policies are designed to ensure that over time similarly-situated clients receive similar treatment, to the maximum extent possible, because of the range of the Advisor's clients, the Advisor may give advice and take action with respect to one account that may differ from the advice given, or the timing or nature of action taken, with respect to another account (the Advisor and its principals and associates also may take such actions in their personal securities  transactions,  to the extent  permitted by and  consistent  with the
Code). For example, the Advisor may use the same investment style in managing two accounts, but one may have a shorter-term horizon and accept high-turnover while the other may have a longer-term investment horizon and desire to minimize turnover. If the Advisor reasonably believes that a particular security may provide an attractive opportunity due to short-term volatility but may no longer be attractive on a long-term basis, the Advisor may cause accounts with a shorter-term investment horizon to buy the security at the same time it is causing accounts with a longer-term investment horizon to sell the security. The Advisor takes all reasonable steps to ensure that investment opportunities are, over time, allocated to accounts on a fair and equitable basis relative to the other similarly-situated accounts and that the investment activities of different accounts do not unfairly disadvantage other accounts.


From time to time, the Advisor votes the shares owned by the Fund according to its Statement of General Proxy Voting Policy ("Proxy Voting Policy"). The general principal of the Proxy Voting Policy is to vote any beneficial interest in an equity security prudently and solely in the best long-term economic interest of the Fund and its beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Shareholders may obtain a copy of the Proxy Voting Policy upon request from the Advisor.


The Advisor also provides two programs of custom portfolio management called Strong Advisor and Strong Private Client. These programs are designed to determine an investment approach that fits an investor's financial needs and then provide the investor with a custom built portfolio of Strong Funds and certain other unaffiliated mutual funds, in the case of Strong Advisor, and Strong Funds and individual stocks and bonds, in the case of Strong Private Client, based on that allocation. The Advisor, on behalf of participants in the Strong Advisor and Strong Private Client programs, may determine to invest a portion of the program's assets in any one Strong Fund, which investment, particularly in the case of a smaller Strong Fund, could represent a material portion of the Fund's assets. In such cases, a decision to redeem the Strong Advisor or Strong Private Client program's investment in a Fund on short notice could raise a potential conflict of interest for the Advisor between the interests of participants in the Strong Advisor or Strong Private Client program and of the Fund's other shareholders. In general, the Advisor does not expect to direct the Strong Advisor or Strong Private Client program to make redemption requests on short notice. However, should the Advisor determine this to be necessary, the Advisor will use its best efforts and act in good faith to balance the potentially competing interests of participants in the Strong Advisor and Strong Private Client program and the Fund's other shareholders in a manner the Advisor deems most appropriate for both parties in light of the circumstances.

From time to time, the Advisor may make available to third parties current and historical information about the portfolio holdings of the Advisor's mutual funds. Release may be made to entities such as fund ratings entities, industry trade groups, and financial publications. Generally, the Advisor will release this type of information only where it is otherwise publicly available. This information may also be released where the Advisor reasonably believes that the release will not be to the detriment of the best interests of its clients.

For more complete information about the Advisor, including its services, investment strategies, policies, and procedures, please call 1-800-368-3863 and ask for a copy of Part II of the Advisor's Form ADV.


                              INVESTMENT SUBADVISOR


DOW 30 VALUE FUND

From December 30, 1997 to December 12, 2000, the Advisor retained Horizon Investment Services, LLC (the "Subadvisor") to manage the Fund's investments. The Subadvisor was formed in November 1997 to provide subadvisory services to the Fund and the Fund was the sole investment advisory client of the Subadvisor. The Subadvisor is a limited liability company organized in Indiana and is a wholly owned subsidiary of Horizon Management Services, Inc. ("HMS"), a firm that publishes and distributes investment-related newsletters through its wholly owned subsidiaries. Mr. Robert T. Evans, the President of HMS, is the controlling shareholder of HMS.

The Fund's subadvisory agreement, dated December 30, 1997 (the "Subadvisory Agreement"), was last approved by the Fund's initial shareholder on its first day of operations. Under the Subadvisory Agreement the Subadvisor, pursuant to the oversight and supervision of the Fund's Board of Directors and the Advisor, provided a continuous investment program for the Fund. Under the Subadvisory Agreement, the Subadvisor was responsible for determining the securities to be purchased or sold by the Fund. However, the Advisor executed the Fund's purchase or sale transactions and managed the Fund's cash investments, which on average were expected to be less than 5% of the Fund's net assets. The Subadvisor bore all of its own expenses in providing subadvisory services to the Fund.

The Subadvisory Agreement required the Advisor, not the Fund, to pay the Subadvisor a fee, computed and paid monthly, at an annual rate of (i) 50% of the total management fee collected by the Advisor from the Fund on the first $1.0 billion of the Fund's net assets, (ii) 40% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $1.0 billion and up to $1.5 billion, (iii) 35% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $1.5 billion and up to $2.0 billion,
(iv) 30% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $2.0 billion and up to $2.5 billion, and (v) 10% of the total management fee collected by the Advisor from the Fund on the Fund's net assets over $2.5 billion. However, prior to January 1, 2000, the Subadvisory fee was $250,000 per year.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

FISCAL YEAR ENDED                                                             SUBADVISORY FEE ($)

----------------------------------------------------------- --------------------------------------------------------

12/31/98                                                                             229,163
12/31/99                                                                             249,996
12/12/00(1)                                                                          531,507

(1)  The Subadvisory Agreement was terminated on December 12, 2000.


U.S. EMERGING GROWTH FUND

The Advisor has entered into a Subadvisory Agreement with Next Century Growth Investors, LLC ("Subadvisor") with respect to the Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately 5% of the Fund's total assets. During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.

The Subadvisory Agreement may be terminated at any time, without payment of any penalty, by vote of the Board of Directors of the fund or buy a vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Subadvisor. The Subadvisory Agreement may also be terminated by the Advisor for breach upon 20 days notice, immediately in the event that the Subadvisor becomes unable to discharge its duties and obligations, and upon 60 days notice for any reason. The Subadvisory Agreement may be terminated by the Subadvisor upon 180 days notice for any reason. The Subadvisory Agreement will terminate automatically in the event of its unauthorized assignment.

The Subadvisory Agreement requires the Advisor, not the Fund, to pay the Subadvisor a monthly fee based on the following annual rate. The Advisor will pay the Subadvisor a fee equal to an annual rate of 0.50% of the Fund's average daily net asset value minus 50% of any payments the Advisor is obligated to make to third party financial intermediaries for various administrative services such third party intermediaries provide for the Fund's shareholders who invest through them.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                   FISCAL YEAR ENDED(1)                                        SUBADVISORY FEE ($)

------------------------------------------------------------ ---------------------------------------------------------

12/31/99                                                                               54,763
12/31/00                                                                              400,827

(1) The Fund commenced operations on December 31, 1998.

The Subadvisor has also adopted a Code of Ethics ("Next Century's Code"), which governs the personal trading activities of all Access Persons of the Subadvisor. Access Persons include any director, officer, or Advisory Person of the Subadvisor, except employees of the Advisor. The focus of Next Century's Code is the prevention of investment activities by persons with access to certain information that might be harmful to the interest of the Funds or that might enable such persons to illicitly profit from their relationship with the Funds.

Under Next Century's Code, no Access Person shall engage in any Personal Securities Transaction that the Access Person has reason to know will be detrimental to the best interest of any Fund. A Personal Securities Transaction is a transaction in a Security in which a person has or thereby acquires Beneficial Ownership. A person shall be considered to be "engaging in" or "effecting" a Personal Securities Transaction if the person, directly or indirectly, directs, participates in, or receives advance notification or advice of or regarding such transaction. A person shall not be considered to be "engaging in" or "effecting" a Personal Securities Transaction if such transaction is effected on the person's behalf by an independent fiduciary or broker with investment discretion, provided the person did not, directly or indirectly, direct, participate in, or receive advance notification or advice of or regarding such transaction. When engaging in Personal Securities Transaction, an Access Person shall place the interests of the Funds first, shall conduct such transaction in a manner consistent with Next Century's Code and in such a manner as to avoid an actual or potential conflict of interest or abuse of any such person's position of trust and responsibility as an Access Person, and shall not take inappropriate advantage of such person's position in relations to the Funds. Prior to effecting a Personal Securities Transaction, an Access Person shall notify the Director of Compliance of the proposed transaction, including the amount of the transaction and the Security involved. The Director of Compliance shall determine whether such transaction is consistent with Next Century's Code and communicate such determination to the Access Person. All capitalized terms not defined here can be found in Next Century's Code.


The Fund's portfolio managers and one other person ("Investment Managers"), and the Advisor entered into a Limited Liability Company Agreement (the "LLC Agreement") forming the Subadvisor. Mr. Thomas L. Press, one of the Investment Managers of the Subadvisor, controls the Subadvisor pursuant to the terms of the LLC Agreement. The Advisor's ownership interest in the Subadvisor may raise conflicts of interest in some situations.

The LLC Agreement provides that the Subadvisor shall be managed and controlled by the Subadvisor's Board of Directors. Currently, there are three directors. One of the directors is designated by the Advisor. The LLC Agreement grants to the Advisor, subject to applicable regulatory requirements, a right of first refusal pursuant to which the Advisor may purchase, under certain circumstances, and subject to certain restrictions any selling Investment Manager's interest in the Subadvisor. The Advisor has sole responsibility for all distribution and marketing activities relating to the Fund's shares for as long as the Advisor is a member of the Subadvisor.

VALUE FUND

The Advisor has entered into a Subadvisory Agreement with Sloate, Weisman, Murray & Company, Inc. ("Subadvisor") with respect to the Value Fund. Under the terms of the Subadvisory Agreement, the Subadvisor furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Subadvisor is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investments and the negotiation of brokerage commissions, if any, except that the Advisor is responsible for managing the cash equivalent investments maintained by the Fund in the ordinary course of its business and which, on average, are expected to equal approximately five to seven percent of the Fund's total assets. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. During the term of the Subadvisory Agreement, the Subadvisor will bear all expenses incurred by it in connection with its services under such agreement.

The Subadvisory Agreement requires the Advisor, not the Fund, to pay the Subadvisor a monthly fee based on the following annual rates. The Advisor will pay the Subadvisor 60% of management fees collected by the Advisor from the Fund on $74 million, 50% of management fees collected by the Advisor from the Fund on net assets from $74 million to $300 million in the Fund, and 40% of management fees collected by the Advisor from the Fund on assets in excess of $300 million in the Fund.

The Advisor has one relationship with the Subadvisor that is not related to the subadvisory arrangement for the fund. For more than 10 years, the Advisor has obtained third party investment research from the Subadvisor through soft dollar brokerage arrangements with various broker-dealers.

The Subadvisor received the following subadvisory fees from the Advisor for the time periods indicated.

                     FISCAL YEAR ENDED                                         SUBADVISORY FEE ($)
------------------------------------------------------------ ---------------------------------------------------------

12/31/98                                                                              546,267
12/31/99                                                                              472,762
12/31/00                                                                              314,148

The Subadvisor has also adopted a Code of Ethics ("Sloate's Code"), which governs the personal trading activities of all employees of the Subadvisor. Sloate's Code is based upon the principal that the interests of clients must always be recognized, be respected, and come before those of Employees.

Sloate's Code permits an employee to have a personal investment or trading account that is maintained at the Firm and not any other bank or broker-dealer. Trading in these accounts is limited to Permitted Employee Investments. Permitted Employee Investments means U.S. Treasury securities, municipal bonds, shares of registered open-ended investment companies, certificates of deposit, commercial paper, foreign exchange contracts, and such other money market or investment instruments authorized by the Compliance Officer, from time to time, as well as Amadeus Partners, L.P., a client account of the Subadvisor. If an employee requests to trade in Securities other than permitted Employee Investments, such transactions must have the prior written approval of the Compliance Officer. If an employee is seeking approval to buy or sell a Security for their personal investment or trading account during a day in which transaction in such Securities are being made, or are intended to be made for Client Accounts, and, if approval is granted, the Employee must buy or sell its Securities in the same proportion that the Firm is buying or selling that Security on behalf of Client Accounts and subject to such restrictions as the Compliance Officers may deem appropriate to protect the interest of Client Accounts. All capitalized terms not defined here can be found in Sloate's Code.


                                  ADMINISTRATOR


The Discovery, Enterprise, Growth, Growth 20, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds have entered into separate administration services agreements with the Advisor in order to provide administration services to the Fund that previously were provided under the Advisory Agreement ("Administration Agreement").

The Discovery, Enterprise, Growth, Growth 20, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Opportunity, and U.S. Emerging Growth Funds have adopted a Rule 18f-3 Plan under the 1940 Act ("Multi-Class Plan"). The Multi-Class Plan permits the Funds to have multiple classes of shares. The Discovery, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, and U.S. Emerging Growth Funds currently offer Investor Class shares. The Enterprise, Growth 20, and Opportunity Funds currently offer Investor Class shares and Advisor Class shares. The Growth Fund currently offers Investor Class shares, Advisor Class shares, and Institutional Class shares. These funds have entered into separate Administration Agreements with the Advisor for each of their separate classes of shares ("Administration Agreement - Investor Class," "Administration Agreement - Advisor Class," and "Administration Agreement - Institutional Class").


The fees received and the services provided by the Advisor, as administrator, are in addition to fees received and services provided by the Advisor under the Amended Advisory Agreement.

ADMINISTRATION AGREEMENT - INVESTOR CLASS

Under the Administration Agreement - Investor Class, the Advisor provides certain administrative functions for the Investor Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Investor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Investor Class shares, including Investor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Investor Class shareholders, and attending to routine correspondence and other communications with individual Investor Class shareholders; (iv)
supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Investor Class shares of the Fund, earnings reports and other financial data to the extent required by the Fund's Advisory Agreement prior to the adoption of this Administration Agreement; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Investor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Investor Class Shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Investor Class shares may be effected, and certain other matters pertaining to the Investor Class shares; (viii) assisting shareholders in designating and changing dividend options, account designations and addresses; (ix) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (x) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (xi) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Investor Class shares; (xii) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xiii) informing the distributor of the gross amount of purchase and redemption orders for Investor Class shares; and (xiv) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Investor Class shares of the Fund under the Administration Agreement - Investor Class, the Advisor receives a monthly fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Investor Class shares.

ADMINISTRATION AGREEMENT - ADVISOR CLASS

Under the Administration Agreement - Advisor Class, the Advisor provides certain administrative functions for the Advisor Class shares of the Fund, including:
(i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Advisor Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Advisor Class shares, including Advisor Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Advisor Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Advisor Class shares of the Fund, earnings reports and other financial data to the extent required by the Fund's Advisory Agreement prior to the adoption of this Administration Agreement; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Advisor Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Advisor Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (viii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (ix) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Advisor Class shares; (x) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (xi) informing the distributor of the gross amount of purchase and redemption orders for Advisor Class shares; and (xii) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Advisor Class shares of the Fund under the Administration Agreement - Advisor Class, the Advisor receives a monthly fee from the Fund at the annual rate of 0.25% of the Fund's average daily net assets attributable to the Advisor Class shares.


ADMINISTRATION AGREEMENT - INSTITUTIONAL CLASS

Under the Administration Agreement - Institutional Class, the Advisor provides certain administrative functions for the Institutional Class shares of the Fund, including: (i) authorizing expenditures and approving bills for payment on behalf of the Fund and the Institutional Class shares; (ii) supervising preparation of the periodic updating of the Fund's registration statements with respect to the Institutional Class shares, including Institutional Class prospectuses and statements of additional information, for the purpose of filings with the SEC and state securities administrators and monitoring and maintaining the effectiveness of such filings, as appropriate; (iii) supervising preparation of shareholder reports, notices of dividends, capital gains distributions and tax credits for the Fund's Institutional Class shareholders, and attending to routine correspondence and other communications with individual shareholders; (iv) supervising the daily pricing of the Fund's investment portfolios and the publication of the respective net asset values of the Institutional Class shares of the Fund, earnings reports and other financial data to the extent required by the Fund's Advisory Agreement prior to the adoption of this Administration Agreement; (v) monitoring relationships with organizations providing services to the Fund, with respect to the Institutional Class shares, including the Custodian, DST and printers; (vi) supervising compliance by the Fund, with respect to the Institutional Class shares, with recordkeeping requirements under the 1940 Act and regulations thereunder, maintaining books and records for the Fund (other than those maintained by the Custodian and the Fund's transfer agent) and preparing and filing of tax reports other than the Fund's income tax returns; (vii) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (viii) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem Institutional Class shares; (ix) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (x) informing the distributor of the gross amount of purchase and redemption orders for Institutional Class shares; and (xi) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law. For its services for the Institutional Class shares of the Fund under the Administration Agreement - Institutional Class, the Advisor receives a monthly fee from the Fund at the annual rate of 0.02% of the Fund's average daily net assets attributable to the Institutional Class shares.

The fund paid the following administrative fees for the time periods indicated.

                                                                                               ADMINISTRATIVE FEE
      FISCAL YEAR ENDED           ADMINISTRATIVE FEE ($)              WAIVER($)                 AFTER WAIVER ($)

------------------------------- ---------------------------- ----------------------------- ---------------------------


Discovery Fund - Investor Class(1)

12/31/00(2)                                  376,720                            0                       376,720

Enterprise Fund - Investor Class(1)

12/31/00(2)                                1,830,006                            0                     1,830,006

Enterprise Fund - Advisor Class(3)

12/31/00(2)                                      52                             0                            52

Growth Fund - Investor Class(1)

12/31/00(2)                                8,188,200                            0                     8,188,200

Growth Fund - Advisor Class(3)

12/31/00(2)                                     985                             0                           985

Growth Fund - Institutional Class(3)

12/31/00(2)                                    1,277                            0                         1,277

Growth 20 Fund - Investor Class(1)

12/31/00(2)                                1,622,913                            0                     1,622,913

Growth 20 Fund - Advisor Class(3)

12/31/00(2)                                     810                             0                           810

Large Cap Core Fund - Investor Class(1)

12/31/00(2)                                   11,875                            0                        11,875

Large Cap Growth Fund - Investor Class(4)

10/31/00(5)                                3,095,811                            0                     3,095,811
12/31/00(6)                                  690,561                            0                       690,561

Mid Cap Disciplined Fund - Investor Class(1)

12/31/00(2)                                   20,119                            0                        20,119







Opportunity Fund - Investor Class(1)

12/31/00(2)                                6,445,208                            0                     6,445,208

Opportunity Fund - Advisor Class(3)

12/31/00(2)                                     567                             0                           567


U.S. Emerging Growth Fund - Investor Class(1)

12/31/00(2)                                  210,098                            0                       210,098

(1)  First applicable on February 24, 2000.
(2)  For the ten-month fiscal period ended December 31, 2000.
(3)  First offered on February 24, 2000.
(4)  First applicable on February 29, 2000.
(5)  For the eight-month fiscal period ended October 31, 2000.
(6)  For the two-month fiscal period ended December 31, 2000.


                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a direct subsidiary of the Advisor and controlled by the Advisor. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.

The shares of the Fund are offered on a "no-load" basis, which means that no sales commissions are charged on the purchase of those shares.

Pursuant to a distribution plan adopted on behalf of the Advisor Class shares of the Enterprise, Growth, Growth 20, and Opportunity Funds in accordance with Rule 12b-1 ("Rule 12b-1 Plan") under the 1940 Act, the Distribution Agreement for the Advisor Class shares of these Funds authorizes the Fund to bear the costs of preparing and mailing prospectuses and shareholder reports that are used for selling purposes as well as advertising and other costs attributable to the distribution of those shares. Under the Distribution Agreement for the Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal of 0.25% of average daily net assets attributable to Advisor Class shares.


From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

THE FOLLOWING SECTION APPLIES TO THE ADVISOR CLASS SHARES OF THE ENTERPRISE, GROWTH, GROWTH 20, AND OPPORTUNITY FUNDS ONLY.

                                DISTRIBUTION PLAN


The Fund has adopted a Rule 12b-1 Plan pursuant to Rule 12b-1 under the 1940 Act, on behalf of the Advisor Class shares of the Fund. The Rule 12b-1 Plan authorizes the Fund, with respect to its Advisor Class shares, to make payments to the Distributor in connection with the distribution of its Advisor Class shares at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to its Advisor Class shares. However, under the Distribution Agreement for the Advisor Class shares of the Fund, payments to the Distributor under the Rule 12b-1 Plan are limited to payment at an annual rate equal of 0.25% of average daily net assets attributable to Advisor Class shares. Amounts received by the Distributor under the Distribution Agreement for the Advisor Class shares of the Fund may be spent by the Distributor for any activities or expenses primarily intended to result in the sale of Advisor Class shares or the servicing of shareholders, including, but not limited to: compensation and expenses, including overhead and telephone expenses, of employees of the Distributor who engage in or support the distribution of Advisor Class shares; printing and distribution of prospectuses, statements of additional information and any supplements thereto, and shareholder reports to persons other than existing shareholders; preparation, printing and distribution of sales literature and advertising materials; holding seminars and sales meetings with wholesale and retail sales personnel, which are designed to promote the distribution of Advisor Class shares; and compensation of broker-dealers. The Distributor may determine the services to be provided by the broker-dealer to shareholders in connection with the sale of Advisor Class shares. All or any portion of the compensation paid to the Distributor may be reallocated by the Distributor to broker-dealers who sell Advisor Class shares.


The Rule 12b-1 Plan is known as a "compensation" plan because payments under the Rule 12b-1 Plan are made for services rendered to the Fund with respect to its Advisor Class shares regardless of the level of expenditures by the Distributor. The Board of Directors of the Fund, however, will take into account any expenditures made by the Distributor for purposes of both their quarterly review of the operation of the Rule 12b-1 Plan and in connection with their annual consideration of the Rule 12b-1 Plan's renewal.


The Rule 12b-1 Plan will continue in effect from year to year, provided that such continuance is approved annually by a vote of the Board of Directors of the Fund, and a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreements related to the Rule 12b-1 Plan ("Rule 12b-1 Independent Directors"), cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Rule 12b-1 Plan may not be amended to increase materially the amount to be spent for the services described in the Rule 12b-1 Plan without the approval of the Advisor Class shareholders of the Fund, and all material amendments to the Rule 12b-1 Plan must also be approved by the Directors in the manner described above. The Rule 12b-1 Plan may be terminated at any time, without payment of a penalty, by a vote of a majority of the Rule 12b-1 Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) on not more than 60 days' written notice to any other party to the Rule 12b-1 Plan. The Board of Directors of the Fund and the Rule 12b-1 Independent Directors have determined that, in their judgment, there is a reasonable likelihood that the Rule 12b-1 Plan will benefit the Fund and its Advisor Class shareholders. Under the Rule 12b-1 Plan, the Distributor will provide the Board of Directors of the Fund and the Directors will review, at least quarterly, a written report of the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. As part of their quarterly review of the Rule 12b-1 Plan, the Directors will consider the continued appropriateness of the Rule 12b-1 Plan and the level of compensation provided thereunder.

The Fund paid the following  distribution  and service fees under its Rule 12b-1
Plan:



    FISCAL YEAR ENDED(1)             PAID BY FUND          RETAINED BY DISTRIBUTORS         PAID TO DEALERS

Enterprise Fund - Advisor Class(2)

12/31/00                                 $52                       $11                          $7

Growth Fund - Advisor Class(2)

12/31/00                                 $985                      $41                          $30

Growth 20 Fund - Advisor Class(2)

12/31/00                                 $810                      $50                          $80







Opportunity Fund - Advisor Class(2)

12/31/00                                 $567                      $44                          $133



(1)   For the ten-month fiscal period ended December 31, 2000.
(2)   First offered on February 24, 2000.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's investment business and the negotiation of the commissions to be paid on such transactions. Reference in this section to the Advisor also refer to the Subadvisor unless indicated otherwise. It is the policy of the Advisor, to seek the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to the Advisor, or the Fund. In OTC transactions, orders are placed directly with a principal market maker unless it is believed that a better price and execution can be obtained using a broker. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commissions, if any. In selecting broker-dealers and in negotiating commissions, the Advisor considers a variety of factors, including best price and execution, the full range of brokerage services provided by the broker, as well as its capital strength and stability, and the quality of the research and research services provided by the broker. Brokerage will not be allocated based on the sale of any shares of the Strong Funds.

The Advisor has adopted procedures that provide generally for the Advisor to seek to bunch orders for the purchase or sale of the same security for the Fund, other mutual funds managed by the Advisor, and other advisory clients (collectively, "client accounts"). The Advisor will bunch orders when it deems it to be appropriate and in the best interest of the client accounts. When a bunched order is filled in its entirety, each participating client account will participate at the average share price for the bunched order on the same business day, and transaction costs shall be shared pro rata based on each client's participation in the bunched order. When a bunched order is only partially filled, the securities purchased will be allocated on a pro rata basis to each client account participating in the bunched order based upon the initial amount requested for the account, subject to certain exceptions, and each participating account will participate at the average share price for the bunched order on the same business day.


Section 28(e) of the Securities Exchange Act of 1934, as amended, ("Section 28(e)") permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of the brokerage and research services provided by the broker or dealer. Brokerage and research services include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the
availability  of  securities  or  purchasers  or  sellers  of  securities;   (2)
furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

In carrying out the provisions of the Advisory Agreement, the Advisor may cause the Fund to pay a broker, who provides brokerage and research services to the Advisor, a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction. The Advisor believes it is important to its investment decision-making process to have access to independent research. The Advisory Agreement provides that such higher commissions will not be paid by the Fund unless (1) the Advisor determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Advisor's overall responsibilities with respect to the accounts as to which it exercises investment discretion; (2) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Advisory Agreement; and (3) in the opinion of the Advisor, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term. The investment management fee paid by the Fund under the Advisory Agreement is not reduced as a result of the Advisor's receipt of research services. To request a copy of the Advisor's Soft Dollar Practices, please call 1-800-368-3863.


Generally, research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis, and analysis of corporate responsibility issues. Such research services are received primarily in the form of written reports, telephone contacts, and personal meetings with security analysts. In addition, such research services may be provided in the form of access to various computer-generated data, computer hardware and software, and meetings arranged with corporate and industry spokespersons, economists, academicians, and government representatives. In some cases, research services are generated by third parties but are provided to the Advisor by or through brokers. Such brokers may pay for all or a portion of computer hardware and software costs relating to the pricing of securities.

Where the Advisor itself receives both administrative benefits and research and brokerage services from the services provided by brokers, it makes a good faith allocation between the administrative benefits and the research and brokerage services, and will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the Advisor's allocation of the costs of such benefits and services between those that primarily benefit the Advisor and those that primarily benefit the Fund and other advisory clients.

From time to time, the Advisor may purchase new issues of securities for the Fund in a fixed income price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling the securities to the Fund and other advisory clients, provide the Advisor with research. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).


The  Advisor  may engage in  "step-out"  and  "give-up"  brokerage  transactions subject to best price and execution. In a step-out or give-up trade, an investment advisor directs trades to a broker-dealer who executes the transactions while a second broker-dealer clears and settles part or all of the transaction. The first broker-dealer then shares part of its commission with the second broker-dealer. The Advisor engages in step-out and give-up transactions primarily (1) to satisfy directed brokerage arrangements of certain of its client accounts and/or (2) to pay commissions to broker-dealers who supply research or analytical services.


At least annually, the Advisor considers the amount and nature of research and research services provided by brokers, as well as the extent to which such services are relied upon, and attempts to allocate a portion of the brokerage business of the Fund and other advisory clients on the basis of that consideration. In addition, brokers may suggest a level of business they would like to receive in order to continue to provide such services. The actual brokerage business received by a broker may be more or less than the suggested allocations, depending upon the Advisor's evaluation of all applicable considerations.

The Advisor has informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Advisor allocates brokerage to those firms, provided that the value of any research and brokerage services was reasonable in relationship to the amount of commission paid and was subject to best execution. In no case will the Advisor make binding commitments as to the level of brokerage commissions it will allocate to a broker, nor will it commit to pay cash if any informal targets are not met. The Advisor anticipates it will continue to enter into such brokerage arrangements.

The Advisor may direct the purchase of securities on behalf of the Fund and other advisory clients in secondary market transactions, in public offerings directly from an underwriter, or in privately negotiated transactions with an issuer. When the Advisor believes the circumstances so warrant, securities purchased in public offerings may be resold shortly after acquisition in the immediate aftermarket for the security in order to take advantage of price appreciation from the public offering price or for other reasons. Short-term trading of securities acquired in public offerings, or otherwise, may result in higher portfolio turnover and associated brokerage expenses.

With respect to the Fund's foreign equity investing, the Advisor is responsible for selecting brokers in connection with foreign securities transactions. The fixed commissions paid in connection with most foreign stock transactions are usually higher than negotiated commissions on U.S. stock transactions. Foreign stock exchanges and brokers are subject to less government supervision and regulation as compared with the U.S. exchanges and brokers. In addition, foreign security settlements may in some instances be subject to delays and related administrative uncertainties.

The Advisor places portfolio transactions for other advisory accounts, including other mutual funds managed by the Advisor. Research services furnished by firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. In the opinion of the Advisor, it is not possible to measure separately the benefits from research services to each of the accounts managed by the Advisor. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, in the opinion of the Advisor, such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis.

The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.


From time to time, the Advisor may invest for a client in securities being offered in an initial public offering ("IPO"), if the portfolio manager team responsible for the account believes the investment is appropriate and desirable for that client. In making this judgment, the team generally considers, among other things, the client's investment objectives and restrictions, tolerance for risk and high portfolio turnover and tax situation; the investment merits of the IPO; the account's current holdings and the availability of funds to make the investment; whether a meaningful position in the IPO securities could be obtained for the account; and expected transaction and other costs to the client making the investment. The team also may consider the account's past participation in IPOs and secondary offerings; brokerage commissions and mark-ups or mark-downs generated by trading for the account; and any other indicators of the client's contribution to the availability of the IPO investment opportunity. After weighing these and other relevant factors, the portfolio manager team may decide to invest in a particular IPO for some but not all clients, or for no clients. IPO investments made by a team for two or more clients may be in amounts that are not equal or proportionate to the participating account's asset size. Other portfolio manager teams may make different investment decisions for their clients about the same IPO. When a Fund is small, IPOs may greatly increase the Fund's total returns. But, as the Fund grows larger, the Fund is unlikely to achieve the same level of returns from IPOs. Investing in IPOs is risky, and the prices of stocks purchased in IPOs tend to fluctuate more widely than stocks of more established companies.

"Hot issues" are IPOs that trade at a premium when secondary market trading begins. Typically, the demand for "hot issues" exceeds the supply, and the amount of any "hot issue" IPO made available to an investment manager like the Advisor usually is limited. In addition, IPO underwriters tend to offer "hot issues" on a priority basis to investors that have invested or are likely to invest in other offerings underwritten by the same firm or that have executed a significant volume of trades through the firm. A portfolio manager team may buy larger amounts of "hot issue" IPOs for those clients whose past trading, investing and other activities have contributed to the availability of specific "hot issue" IPOs or "hot issue" IPOs generally to the Advisor.

Each portfolio manager team places its clients' orders for a particular IPO with the Advisor's trading desk, and the trading desk seeks to fill those orders together. If the trading desk is not able to obtain the total amount of securities needed to fill all orders, the shares actually obtained are allocated by the trading desk among the participating portfolio manager teams in accordance with pre-established percentages for each team. The trading desk then reallocates each team's percentage among those team clients participating in the order PRO RATA according to the number of shares ordered for each client, subject to rounding up or down to eliminate odd lots or de minimis amounts. The percentages of each limited availability IPO, typically a "hot issue," allocated to each team are fixed in advance, based on the amount of assets under management by each team and other indicators of a team's overall contribution to IPO deal flow, including brokerage generated and the team's overall trading and investing pattern. Team allocation percentages are periodically reevaluated and adjusted if appropriate, generally at intervals of six months or more. In addition, a separate, fixed portion of the percentage allocation of the portfolio manager team that manages the Advisor's private investment companies, or "hedge funds," is specifically designated to go to the hedge funds. Like the team level allocations, the amount designated for the hedge funds is determined in advance and is subject to periodic reevaluation and adjustment. It is designed to recognize the significant contribution made by the trading and investing of the hedge funds to IPO deal flow to the Advisor.

The Advisor's policy and procedures for allocating IPO investment opportunities, including "hot issues," are designed to ensure that all clients are treated fairly and equitably over time. The Advisor does not, however, allocate IPO investment opportunities among its clients in equal amounts or PRO RATA based on the size of an account's assets. Under the Advisor's IPO allocation procedures, certain clients, including the hedge funds, may receive a greater share than other clients (in proportion to the size of their account assets) of the IPO investment opportunities available to the Advisor, including "hot issue" IPOs. These differences in IPO allocations result from, among other things, (1) different judgments made by each portfolio manager team at the time an IPO investment opportunity arises as to whether it would be a desirable and appropriate investment for each particular client and (2) the fact that the Advisor's IPO allocation procedures permit those clients who contribute more to "hot issue" deal flow to receive greater allocations of limited availability "hot issue" IPOs in proportion to the size of their accounts than may be allocated to other clients.

The Advisor also has a policy of blocking further purchases of IPOs for certain client accounts when the portion of the account's total return for the trailing four-calendar-quarter period-to-date that is attributable to IPO investments exceeds certain percentage limits. The restriction remains in place until IPO-driven performance falls below the percentage limits. This policy is designed to help ensure that the Advisor does not attract separate account clients or fund investors on the basis of IPO-driven performance that the Advisor may not be able to sustain or replicate. The blocking policy is applied only to those registered investment companies and separate account clients whose performance is advertised or included in composites of account performance used to market the Advisor's services. The hedge funds managed by the Advisor are not subject to these limits.

The Advisor's policies and procedures generally result in greater IPO allocations (as a percentage of client assets under management) to the hedge funds and to other clients whose accounts are actively traded, have high portfolio turnover rates or invest heavily in all types of IPOs and secondary offerings. As do the hedge funds, these clients may pay the Advisor higher account management fees, including performance fees.


Transactions in futures contracts are executed through futures commission merchants ("FCMs"). The Fund's procedures in selecting FCMs to execute the Fund's transactions in futures contracts are similar to those in effect with respect to brokerage transactions in securities.

The Fund paid the following brokerage commissions for the time periods indicated:

                     FISCAL YEAR ENDED                                      BROKERAGE COMMISSIONS ($)
------------------------------------------------------------ ---------------------------------------------------------


Discovery Fund                                                                        2,151,029

12/31/98
12/31/99                                                                              1,916,282

12/31/00                                                                              1,576,788

Dow 30 Value Fund

12/31/98                                                                                 17,155
12/31/99                                                                                 26,807
12/31/00                                                                                 90,220


Enterprise Fund


12/31/98(1)                                                                              32,357
12/31/99                                                                                695,954
12/31/00                                                                              4,646,376


Growth Fund


12/31/98                                                                              6,906,735
12/31/99                                                                             10,493,904
12/31/00                                                                             14,927,814


Growth 20 Fund


12/31/98                                                                                474,377
12/31/99                                                                              1,343,232
12/31/00                                                                              4,110,892

Internet Fund(2)

12/31/00                                                                                387,444

Large Cap Core Fund

12/31/98(3)                                                                               6,043
12/31/99                                                                                 12,748
12/31/00                                                                                 11,932

Large Cap Growth Fund

10/31/98                                                                              4,619,664
10/31/99                                                                              7,674,568
10/31/00                                                                              9,062,031
12/31/00(4)                                                                           1,696,731

Mid Cap Disciplined Fund(5)

12/31/99                                                                                 52,313
12/31/00                                                                                 71,878



Opportunity Fund


12/31/98                                                                              5,538,205
12/31/99                                                                              5,305,390
12/31/00                                                                              6,575,421



Technology 100 Fund(2)

12/31/00                                                                              1,407,833

U.S. Emerging Growth Fund(5)

12/31/99                                                                                 52,253
12/31/00                                                                                196,990


Value Fund


12/31/98                                                                                223,166
12/31/99                                                                                227,621
12/31/00                                                                                207,295

(1) For the three-month fiscal period ended December 31, 1998.
(2)      Commenced operations on December 31, 1999.
(3)      For the six-month fiscal period ended December 31, 1998.
(4)      For the two-month fiscal period ended December 31, 2000.
(5)      Commenced operations on December 31, 1998.

Unless otherwise noted below, the Fund has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


        REGULAR BROKER OR DEALER (OR PARENT) ISSUER             VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2000

------------------------------------------------------------ ---------------------------------------------------------

Citigroup, Inc.                                              $1,223,000 (Discovery)
Salomon Smith Barney, Inc.                                   $9,760,000 (Dow 30 Value)
Morgan Stanley, Dean Witter, and Company                     $39,625,000 (Growth)
Salomon Smith Barney, Inc.                                   $25,531,000 (Growth)
Merrill Lynch & Company                                      $20,456,000 (Growth)
Lehman Brothers, Inc.                                        $23,669,000 (Growth)
Salomon Smith Barney, Inc.                                   $22,978,000 (Growth 20)
Goldman Sachs and Company                                    $22,992,000 (Growth 20)
Morgan Stanley, Dean Witter, and Company                     $23,775,000 (Growth 20)
Salomon Smith Barney, Inc.                                   $170,000 (Large Cap Core)
Morgan Stanley, Dean Witter, and Company                     $79,000 (Large Cap Core)
Salomon Smith Barney, Inc.                                   $23,999,000 (Large Cap Growth)
Goldman, Sachs & Company                                     $23,526,000 (Large Cap Growth)
Morgan Stanley, Dean Witter, and Company                     $19,813,000 (Large Cap Growth)
Lehman Brothers, Inc.                                        $18,597,000 (Large Cap Growth)
Merrill Lynch, Pierce, Fenner & Smith, Inc.                  $15,001,000 (Large Cap Growth)
Morgan Stanley, Dean Witter, and Company                     $3,170,000 (Technology 100)
Lehman Brothers, Inc.                                        $3,003,000 (Technology 100)
Goldman, Sachs, and Company                                  $2,994,000 (Technology 100)
Salomon Smith Barney, Inc.                                   $4,608,000 (Value)

For the fiscal years ended December 31, 1999 and December 31, 2000, the Growth Fund's portfolio turnover rate was 324.0% and 366.3%, respectively. For the fiscal year ended December 31, 1999, the U.S. Emerging Growth Fund's portfolio turnover rate was 281.1%. For the fiscal years ended October 31, 1999 and October 31, 2000, the Large Cap Growth Fund's portfolio turnover rate was 402.3% and 455.0%, respectively. For the fiscal year ended December 31, 2000, the Discovery, Enterprise, Growth 20, Internet, Mid Cap Disciplined, and Technology 100 Funds' portfolio turnover rates were 481.8%, 473.7%, 521.0%, 437.5%, 300.6%, and 688.4%, respectively. These portfolio turnover rates resulted from repositioning each Fund's portfolio in light of its investment objective, policies, and the then prevailing market environment.


                                    CUSTODIAN


As custodian of the Fund's assets, Firstar Bank Milwaukee, N.A., P.O. Box 761, Milwaukee, WI 53201, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by officers of the Fund. The custodian is in no way responsible for any of the investment policies or decisions of the Fund.

Effective on or about May 14, 2001, for the Discovery and Opportunity Funds and, effective on or about June 21, 2001, for the Dow 30 Value, Enterprise, Growth, Growth 20, Internet, Large Cap Core, Large Cap Growth, Mid Cap Disciplined, Technology 100, U.S. Emerging Growth, and Value Funds, State Street Bank and Trust Company, 801 Pennsylvania Avenue, Kansas City, MO, 64105, will become custodian of each Fund's assets and have custody of all securities and cash of the Fund, deliver and receive payment for securities sold, receive and pay for securities purchased, collect income from investments, and perform other duties, all as directed by officers of the Fund. The custodian will in no way be responsible for any of the investment policies or decisions of the Fund.

                  TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


The Advisor, P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. The Advisor is compensated as follows:

-------------------------------------- -------------------------------------------------------------------------------

        FUND TYPE/SHARE CLASS                                              FEE(1)

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Money Funds and Investor Class         $32.50 annual open account fee, $4.20 annual closed account fee.
shares of Money Funds
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------

Advisor Class shares of Money          0.20% of the average daily net asset value of all Advisor Class shares.
Funds(2)

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Institutional class shares of Money    0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Income Funds and Investor Class        $31.50 annual open account fee, $4.20 annual closed account fee.
shares of Income Funds
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Income Funds   0.20% of the average daily net asset value of all Advisor Class shares.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Income   0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------

Equity Funds and Investor Class        $21.75 annual open account fee, $4.20 annual closed account fee.
shares of Equity Funds(3)

-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Equity Funds   0.20% of the average daily net asset value of all Advisor Class shares.
-------------------------------------- -------------------------------------------------------------------------------
-------------------------------------- ------------------------------------------------------------------------
Institutional Class shares             0.015%  of the  average  daily net asset  value of all  Institutional
of Equity Funds                        Class shares.


--------------------------------------------- ------------------------------------------------------------------------


(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.
(2) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.
(3) Excluding the Strong Endeavor Fund. The annual open account fee for the Endeavor Fund is $27.00 and the annual closed account fee is $4.20.

The fees received and the services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Administration Agreements. The fees received and services provided as transfer agent and dividend disbursing agent are in addition to those received and provided by the Advisor under the Advisory Agreements.


From time to time, the Fund, directly or indirectly through arrangements with the Advisor, and/or the Advisor may pay fees to third parties that provide transfer agent type services and other administrative services to persons who beneficially own interests in the Fund, such as participants in 401(k) plans and shareholders who invest through other financial intermediaries. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying the Advisor for providing these services to Fund shareholders; however, the Advisor may pay to the third party amounts in excess of such limitation out of its own profits.

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:

                                           OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
        FUND               FEE ($)          EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------



Discovery   Fund   -         905,454             71,877              11,587                  0             988,918
Investor Class


12/31/98

12/31/99                     663,246             71,277               4,269                  0             738,792
12/31/00                     532,691             29,517               1,280                  0             563,488








Dow 30 Value Fund

12/31/98                      93,822             13,160               1,044             90,944              17,082
12/31/99                     186,791             23,598               1,032              3,186             208,235
12/31/00                     298,583             16,323                 655                  0             315,561


Enterprise Fund - Investor Class


12/31/98(1)                    2,144              1,758                   0                   0              3,902
12/31/99                     282,512             29,647               1,011                   0            313,170
12/31/00                   2,223,899            123,352               4,543                   0          2,351,794

Enterprise Fund - Advisor Class(2)

12/31/00(3)                       41                728                   0                   0                769


Growth Fund - Investor Class


12/31/98                   3,583,549            278,220              32,416                   0          3,894,185
12/31/99                   4,131,273            393,038              22,423                   0          4,546,734
12/31/00                   5,281,312            235,109              10,474                   0          5,526,895

Growth Fund - Advisor Class(2)

12/31/00(3)                      788                 57                   0                  0                 845

Growth Fund - Institutional Class(2)

12/31/00(3)                      958                356                   0                  0               1,314


Growth 20 Fund - Investor Class


12/31/98                     159,334             17,811               1,838                  0             178,983
12/31/99                     495,696             51,376               2,413                  0             549,485
12/31/00                   1,335,303             76,755               2,785                  0           1,414,843

Growth 20 Fund - Advisor Class(2)

12/31/00(3)                      648                142                   0                  0                 790

Internet Fund(4)

12/31/00                     409,549             26,581                 741                  0             436,871

Large Cap Core Fund - Investor Class

12/31/98(5)                    5,125              1,383                   0                  0               6,508
12/31/99                      15,089              2,076                   46              2380              14,831
12/31/00                      25,799              3,446                   56            11,553              17,748








Large Cap Growth Fund - Investor Class

10/31/98                   1,538,340            121,224              33,226                  0           1,692,790
10/31/99                   1,577,271            163,265              10,693                  0           1,751,229
10/31/00                   1,982,424            107,467               5,942                  0           2,095,833
12/31/00(5)                  369,305              3,364                   0                  0             372,669

Mid Cap Disciplined Fund - Investor Class(6)

12/31/99                      12,318              2,119                  44                487              13,994
12/31/00                      26,987              3,519                  46                  0              30,552



Opportunity Fund - Investor Class


12/31/98                   3,447,689            217,329              28,222                  0           3,693,240
12/31/99                   3,304,024            284,804              16,742                  0           3,605,570
12/31/00                   4,097,131            169,158               7,070                  0           4,273,359




Opportunity Fund - Advisor Class(2)

12/31/00(3)                      454                157                   0                  0                 611

Technology 100 Fund(4)

12/31/00                   1,025,696             49,179               1,424                  0           1,076,299

U.S. Emerging Growth Fund - Investor Class(7)

12/31/99                      34,690              4,257                 137                  0              39,084
12/31/00                     228,188             11,815                 327                  0             240,330


Value Fund


12/31/98                     202,999             19,346               9,117                  0             231,462
12/31/99                     169,773             18,818               1,063                  0             189,654
12/31/00                     127,618             13,851                 321                  0             141,790

(1)  For the three-month fiscal period ended December 31, 1998.
(2)  First offered on February 24, 2000.
(3)  For the ten-month fiscal period ended December 31, 2000.
(4)  Commenced operations on December 31, 1999.
(5)  For the six-month fiscal period ended December 31, 1998.
(6)  For the two-month fiscal period ended December 31, 2000.
(7)  Commenced operations on December 31, 1998.


                                      TAXES

GENERAL


The Fund intends to qualify annually for treatment as a regulated investment company (RIC) under Subchapter M of the IRC. If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.

In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its
investment  company  taxable  income   (consisting   generally  of  taxable  net
investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements. From time to time the Advisor may find it necessary to make certain types of investments for the purpose of ensuring that the Fund continues to qualify for treatment as a RIC under the IRC.


If Fund shares are sold at a loss after being held for 12 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.


The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.

DERIVATIVE INSTRUMENTS

The use of derivatives strategies, such as purchasing and selling (writing) options and futures and entering into forward currency contracts, if applicable, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from the disposition of foreign currencies, if any (except certain gains therefrom that may be excluded by future regulations), and income from transactions in options, futures, and forward currency contracts, if applicable, derived by the Fund with respect to its business of investing in securities or foreign currencies, if applicable, will qualify as permissible income under the Income Requirement.

For federal income tax purposes, the Fund is required to recognize as income for each taxable year its net unrealized gains and losses on options, futures, or forward currency contracts, if any, that are subject to section 1256 of the IRC ("Section 1256 Contracts") and are held by the Fund as of the end of the year, as well as gains and losses on Section 1256 Contracts actually realized during the year. Except for Section 1256 Contracts that are part of a "mixed straddle" and with respect to which the Fund makes a certain election, any gain or loss recognized with respect to Section 1256 Contracts is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the Section 1256 Contract.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:

FOREIGN TRANSACTIONS


Dividends and interest received by the Fund may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it. The Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) treat the shareholder's share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as the shareholder's own income from those sources, and (3) either deduct the taxes deemed paid by the shareholder in computing the shareholder's taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.


The Fund holding foreign securities in its investment portfolio maintains its accounts and calculates its income in U.S. dollars. In general, gain or loss (1) from the disposition of foreign currencies and forward currency contracts, (2) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (3) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss. A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high normal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs") in accordance with its investment objective, policies and restrictions. A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which probably would have to be distributed to its shareholders to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.

PURCHASES IN KIND

Shares of the Fund may be purchased "in kind," subject to the Advisor's approval and its determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies. In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares. Securities accepted by the Fund in an in kind purchase will be valued at market value. An in kind purchase may result in adverse tax consequences under certain circumstances to: (1) investors transferring securities for shares ("In Kind Investors"), (2) investors who acquire shares of the Fund after a transfer ("new shareholders") or (3) investors who own shares at the time of transfer ("current shareholders"). As a result of an in kind purchase, the Fund may acquire securities that have appreciated in value or depreciated in value from the date they were acquired. If appreciated securities were to be sold after an in kind purchase, the amount of the gain would be taxable to new shareholders, current shareholders and In Kind Investors. The effect of this for current shareholders or new shareholders would be to tax them on a distribution that represents an increase in the value of their investment. The effect on In Kind Investors would be to reduce their potential liability for tax on capital gains by spreading it over a larger asset base. The opposite may occur if the Fund acquires securities having an unrealized capital loss. In that case, In Kind Investors will be unable to utilize the loss to offset gains, but, because an in kind purchase will not result in any gains, the inability of In Kind Investors to utilize unrealized losses will have no immediate tax effect. For new shareholders or current shareholders, to the extent that unrealized losses are realized by the Fund, new shareholders or current shareholders may benefit by any reduction in net tax liability attributable to the losses. The Advisor cannot predict whether securities acquired in any in kind purchase will have unrealized gains or losses on the date of the in kind purchase. Consistent with its duties, the Advisor will, however, take tax consequences to investors into account when making decisions to sell portfolio assets, including the impact of realized capital gains on shareholders of the Fund.

USE OF TAX-LOT ACCOUNTING

When sell decisions are made by the Fund's portfolio manager, the Advisor generally sells the tax lots of the Fund's securities that results in the lowest amount of taxes to be paid by the shareholders on the Fund's capital gain distributions. The Advisor uses tax-lot accounting to identify and sell the tax lots of a security that have the highest cost basis and/or longest holding period to minimize adverse tax consequences to the Fund's shareholders. However, if the Fund has a capital loss carry forward position, the Advisor would reverse its strategy and sell the tax lots of a security that have the lowest cost basis and/or shortest holding period to maximize the use of the Fund's capital loss carry forward position.

THE FOLLOWING SECTION APPLIES TO EACH FUND, EXCEPT THE DOW 30 VALUE FUND:
ZERO-COUPON, STEP-COUPON, AND PAY-IN-KIND SECURITIES


The Fund may acquire zero-coupon, step-coupon, or other securities issued with original issue discount. As a holder of those securities, the Fund must include in its income the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Similarly, the Fund must include in its income securities it receives as "interest" on pay-in-kind securities. Because the Fund annually must distribute substantially all of its investment company taxable income, including any original issue discount and other non-cash income, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions may be made from the proceeds on sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income or net capital gain, or both.

                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the fair value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors.


Equity securities are valued at the last sales price on the NASDAQ or, if not traded on the NASDAQ, at the last sales price on the national securities exchange on which such securities are primarily traded. Securities traded on NASDAQ for which there were no transactions on a given day or securities not listed on an exchange or NASDAQ are valued at the average of the most recent bid and asked prices. Other exchange-trade securities (generally foreign securities) will be valued based on market quotations.


THE FOLLOWING PARAGRAPH APPLIES TO EACH FUND, EXCEPT DOW 30 VALUE FUND:

Securities quoted in foreign currency are valued daily in U.S. dollars at the foreign currency exchange rates that are prevailing at the time the daily NAV per share is determined. Although the Fund values its foreign assets in U.S. dollars on a daily basis, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. Foreign currency exchange rates are generally determined prior to the close of trading on the NYSE. Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE. Such events would not normally be reflected in a calculation of the Fund's NAV on that day. If events that materially affect the value of the Fund's foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith by or under the direction of the Board of Directors.

                       ADDITIONAL SHAREHOLDER INFORMATION


BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

DEPOSIT OF UNSPECIFIED CHECKS

When you do not clearly indicate the Fund you would like to purchase, we will deposit your investment check into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund (see the "Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with the Advisor, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, the Advisor may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.


FUND REDEMPTIONS


Shareholders (except Advisor and Institutional Class shareholders) can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). Advisor and Institutional Class shareholders may redeem some or all of their shares by telephone or by faxing a written request. After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.


MOVING ACCOUNT OPTIONS AND INFORMATION


When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as check writing, the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, the Advisor and/or Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, the Advisor and/or Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under the Advisor's and Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If the Advisor determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.

Redemption checks in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period may not be honored by the Fund if the Advisor determines that existing conditions make cash payments undesirable.

RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

ROTH IRA: Taxpayers, of any age, who have earned income and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.

EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawals in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.

DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.

SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,500, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.

DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.

RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and the Advisor, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

In the discretion of the officers of the Fund, certificates may be issued for Investor Class shares held in a Fund account. Certificates will not be issued for Institutional Class or Advisor Class shares of any Fund. A shareholder will, however, have full shareholder rights whether or not a certificate is issued.


SIGNATURE GUARANTEES

A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:


o when requesting distributions be sent from a Strong mutual fund account ("First Account") to any other non-Strong account ("Second Account") if the Second Account is not registered in the same names as the First Account, unless the First Account is an individual account and you are also a registered holder of the Second Account;
o when transferring the ownership of an account to another individual or organization;
o    when submitting a written redemption request for more than $100,000;
o when requesting to redeem or redeposit shares that have been issued in certificate form;
o    if requesting a certificate after opening an account;
o when requesting that redemption proceeds be sent to a different name or address than is registered on an account;
o    if adding/changing a name or adding/removing an owner on an account; and
o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.


TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.

                                  ORGANIZATION

The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:

                                         Incorporation   Date Series    Date Class     Authorized         Par
              Corporation                    Date          Created        Created        Shares         Value ($)
---------------------------------------- -------------- -------------- -------------- -------------- --------------
Strong Discovery Fund, Inc.                 9/24/87                                    Indefinite           .001
Strong Equity Funds, Inc.(1)               12/28/90                                    Indefinite         .00001
   - Strong Growth Fund                                   12/28/90                     Indefinite         .00001
       oInvestor Class(2)                                                12/28/90      Indefinite         .00001
       oAdvisor Class                                                     2/17/00      Indefinite         .00001
       oInstitutional Class                                               2/17/00      Indefinite         .00001

   - Strong Value Fund                                    11/01/95                     Indefinite         .00001
       oInvestor Class(3)                                                11/01/95      Indefinite         .00001
   - Strong Advisor Mid Cap Growth                        10/28/96                     Indefinite         .00001
   Fund(4)
       oClass A                                                          11/30/00      Indefinite         .00001
       oClass B                                                          11/30/00      Indefinite         .00001
       oClass C                                                          11/30/00      Indefinite         .00001
       oClass L                                                          11/30/00      Indefinite         .00001
       oClass Z(5)                                                       10/28/96      Indefinite         .00001
   - Strong Index 500 Fund(4)                              4/08/97                     Indefinite         .00001
       oInvestor Class(3)                                                 4/08/97      Indefinite         .00001

   - Strong Growth 20 Fund                                 6/04/97                     Indefinite         .00001
       oInvestor Class(2)                                                 6/04/97      Indefinite         .00001
       oAdvisor Class                                                     2/17/00      Indefinite         .00001

   - Strong Dow 30 Value Fund                             12/10/97                     Indefinite         .00001
       oInvestor Class(3)                                                12/10/97      Indefinite         .00001
   - Strong Advisor Small Cap Value                       12/10/97                     Indefinite         .00001
   Fund (4)
       oClass A                                                          11/30/00      Indefinite         .00001
       oClass B                                                          11/30/00      Indefinite         .00001
       oClass C                                                          11/30/00      Indefinite         .00001
       oClass L                                                          11/30/00      Indefinite         .00001
       oClass Z(5)                                                       12/10/97      Indefinite         .00001
   - Strong Large Cap Core Fund(6)                         5/4/98                      Indefinite         .00001
       oInvestor Class(3)                                                 5/4/98       Indefinite         .00001

   - Strong Enterprise Fund                                9/15/98                     Indefinite         .00001
       oInvestor Class(2)                                                 9/15/98      Indefinite         .00001
       oAdvisor Class                                                     2/17/00      Indefinite         .00001

   - Strong Mid Cap Disciplined Fund                      12/15/98                     Indefinite         .00001
       oInvestor Class(3)                                                12/15/98      Indefinite         .00001
   -Strong U.S. Emerging Growth Fund                      12/15/98                     Indefinite         .00001
       oInvestor Class(3)                                                12/15/98      Indefinite         .00001
   -Strong Internet Fund                                  12/14/99                     Indefinite         .00001
       oInvestor Class(3)                                                12/14/99      Indefinite         .00001
   -Strong Technology 100 Fund                            12/14/99                     Indefinite         .00001
       oInvestor Class(3)                                                12/14/99      Indefinite         .00001






Strong Large Cap Growth Fund, Inc.(7)       9/03/81                                    Indefinite            .01
   -Strong Large Cap Growth Fund                           9/03/81                     Indefinite            .01
       oInvestor Class(8)                                                 9/03/81      Indefinite            .01






Strong Opportunity Fund, Inc.               7/05/83                                    Indefinite            .01
   - Strong Opportunity Fund                               7/05/83                     Indefinite            .01
       oInvestor Class(2)                                                 7/05/83      Indefinite            .01
       oAdvisor Class                                                     2/17/00      Indefinite            .01

   - Strong Advisor Endeavor 20 Fund(4)                   12/15/00                     Indefinite            .01
       oClass A                                                          12/15/00      Indefinite            .01
       oClass B                                                          12/15/00      Indefinite            .01
       oClass C                                                          12/15/00      Indefinite            .01
       oClass L                                                          12/15/00      Indefinite            .01
   -Strong Science and Technology                         12/15/00                     Indefinite            .01
   Fund(4)
       oInvestor Class(8).                                               12/15/00      Indefinite            .01
   -Strong Endeavor Fund(4)                               03/15/01                     Indefinite            .01
       oInvestor Class                                                   03/15/01      Indefinite            .01

(1) Prior to November 1, 1995,  the  Corporation's  name was Strong Growth Fund,
Inc.
(2) Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
(3) Prior to May 1, 2001, the Investor Class shares were designated as common stock of the Fund.
(4) Described in a different prospectus and SAI. Prior to November 30, 2000, the Strong Advisor Mid Cap Growth Fund's name was Strong Mid Cap Growth Fund and the Strong Advisor Small Cap Value Fund's name was Strong Small Cap Value Fund.
(5) Prior to November 30, 2000, the Class Z shares were designated as Investor Class shares of the Fund.
(6) Prior to May 1, 2001, the Strong Large Cap Core Fund's name was Strong Strategic Growth Fund.
(7) Prior to May 1, 2000, the Corporation's name was Strong Total Return Fund, Inc.
(8) Prior to April 9, 2001, the Investor Class shares were designated as common stock of the Fund.

The Strong Discovery Fund, Inc. and Strong Large Cap Growth Fund, Inc. are separately incorporated, diversified, open-end management investment companies. The Strong Enterprise Fund, Strong Growth Fund, Strong Large Cap Core Fund, Strong Mid Cap Disciplined Fund, Strong Technology 100 Fund, Strong U.S. Emerging Growth Fund, and Strong Value Fund are diversified series of Strong Equity Funds, Inc., which is an open-end management investment company. The Strong Dow 30 Value Fund, Strong Growth 20 Fund, and Strong Internet Fund are nondiversified series of Strong Equity Funds, Inc. The Strong Opportunity Fund is a diversified series of Strong Opportunity Fund, Inc.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.

                              SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                             PERFORMANCE INFORMATION

The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, the Advisor may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

A multiple class Fund will separately calculate performance information for each class of shares. The performance figures for each class of shares will vary based on differences in their expense ratios.


Performance figures for Institutional Class shares of the Growth Fund, which were first offered to the public on February 24, 2000, include the historical performance of the Fund's Investor Class shares for the period from the Fund's inception through February 23, 2000. For the Advisor Class shares of the Enterprise, Growth, Growth 20, and Opportunity Funds, which also were first offered to the public on February 24, 2000, performance is based on the historical performance of each Fund's Investor Class of shares, which has been recalculated to reflect the additional expenses imposed on the Advisor Class shares. The performance figures for each class of shares will vary based on differences in their expense ratios.


DISTRIBUTION RATE

The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

                                  TOTAL RETURN

DISCOVERY FUND

----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $10,397                3.97%                     3.97%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $13,181                31.81%                    5.68%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Ten Years                      $10,000              $35,001               250.01%                   13.35%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $52,520               425.20%                   13.61%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 31, 1987.

DOW 30 VALUE FUND


----------------------- --------------------- -------------------------------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------------------------------- --------------------------
----------------------- --------------------- -------------------------------------------- --------------------------

One Year                       $10,000              $9,525                 -4.75%                   -4.75%

----------------------- --------------------- -------------------------------------------- --------------------------
----------------------- --------------------- ---------------------- --------------------- --------------------------

Life of Fund(1)                $10,000               $13,811                38.11%                  11.36%

----------------------- --------------------- ---------------------- --------------------- --------------------------


(1)  Commenced operations on December 31, 1997.


ENTERPRISE FUND

INVESTOR CLASS

----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $7,023                -29.77%                   -29.77%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $29,801               198.01%                   62.47%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on September 29, 1998.

ADVISOR CLASS(1)


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $7,005                -29.95%                   -29.95%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(2)                $10,000              $29,677               196.77%                   62.17%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  First offered on February 24, 2000.
(2)  Commenced operations on September 29, 1998.


GROWTH FUND

INVESTOR CLASS

----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $9,077                 -9.23%                   -9.23%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $28,710               187.10%                   23.48%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $47,473               374.73%                   24.92%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 31, 1993.

ADVISOR CLASS(1)


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $9,048                 -9.52%                   -9.52%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $28,355               183.55%                   23.18%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(2)                $10,000              $46,664               366.64%                   24.61%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  First offered on February 24, 2000.
(2)  Commenced operations on December 31, 1993.

INSTITUTIONAL CLASS(1)


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $9,111                 -8.89%                   -8.89%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $28,820               188.20%                   23.58%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(2)                $10,000              $47,654               376.54%                   24.99%

----------------------- --------------------- -------------------- ----------------------- --------------------------


 (1)  First offered on February 24, 2000.
(2)  Commenced operations on December 31, 1993.


GROWTH 20 FUND

INVESTOR CLASS

----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $8,967                -10.33%                   -10.33%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $29,199               191.99%                   35.82%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on June 30, 1997.

ADVISOR CLASS(1)


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $8,941                -10.59%                   -10.59%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(2)                $10,000              $28,988               189.88%                   35.54%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  First offered on February 24, 2000.
(2)  Commenced operations on June 30, 1997.

INTERNET FUND


----------------------- --------------------- -------------------------------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------------------------------- --------------------------
----------------------- --------------------- -------------------------------------------- --------------------------

Life of Fund(1)                $10,000              $5,550                -44.50%                   -44.50%

----------------------- --------------------- -------------------------------------------- --------------------------


(1)  Commenced operations on December 31, 1999

LARGE CAP CORE FUND


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $9,081                 -9.19%                   -9.19%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $13,215                32.15%                   11.80%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on June 30, 1998.

LARGE CAP GROWTH FUND


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $8,659                -13.41%                   -13.41%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Year                      $10,000              $25,873               158.73%                   20.94%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Ten Year                       $10,000              $53,332               433.32%                   18.22%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000             $193,951              1,839.51%                  16.89%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 30, 1981.

MID CAP DISCIPLINED FUND


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $12,280                22.80%                   22.80%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $16,603                66.03%                   28.85%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 31, 1998.

OPPORTUNITY FUND

INVESTOR CLASS


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $10,858                8.57%                     8.57%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $24,392               143.92%                   19.52%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Ten Years                      $10,000              $59,988               499.88%                   19.62%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000             $131,394              1,213.94%                  18.73%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 31, 1985.

ADVISOR CLASS (1)

----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $10,821                8.21%                     8.21%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $24,063               140.63%                   19.20%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Ten Years                      $10,000              $58,412               484.12%                   19.30%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(2)                $10,000             $126,222              1,162.22%                  18.42%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  First offered on February 24, 2000.
(2)  Commenced operations on December 31, 1985.


TECHNOLOGY 100 FUND


----------------------- --------------------- -------------------------------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------------------------------- --------------------------
----------------------- --------------------- -------------------------------------------- --------------------------

Life of Fund(1)                $10,000              $8,040                 -19.60                   -19.60

----------------------- --------------------- -------------------------------------------- --------------------------


(1)  Commenced operations on December 31, 1999

U.S. EMERGING GROWTH FUND


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $10,029                0.29%                     0.29%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $19,943                99.43%                   41.22%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 31, 1998.

VALUE FUND


----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

One Year                       $10,000              $11,266                12.66%                   12.66%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Five Years                     $10,000              $18,713                87.13%                   13.35%

----------------------- --------------------- -------------------- ----------------------- --------------------------
----------------------- --------------------- -------------------- ----------------------- --------------------------

Life of Fund(1)                $10,000              $18,713                87.13%                   13.35%

----------------------- --------------------- -------------------- ----------------------- --------------------------


(1)  Commenced operations on December 29, 1995.


COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.


MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.


OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, the Advisor, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, the Advisor, or the Distributor.


INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.


HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.


FUND NAME                                   INVESTMENT OBJECTIVE

----------------------------------------- --------------------------------------------------------------------------
CASH MANAGEMENT
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong  Advantage  Fund                     Current  income  with a very low degree of  share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong  Heritage  Money Fund                Current  income,  a stable  share price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Investors  Money Fund               Current  income,  a stable share price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Money  Market Fund                  Current  income,  a stable  share  price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Advantage Fund             Federally tax-exempt  current income with a very low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal  Money Market Fund         Federally tax-exempt  current  income,  a stable
                                            share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Tax-Free Money Fund                  Federally tax-exempt  current  income,  a stable
                                            share-price, and daily liquidity.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

GROWTH AND INCOME

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong  American  Utilities  Fund          Total return by investing for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Balanced Fund                       High total return  consistent with reasonable risk over the long term.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Balanced Stock Fund                 Total return by investing for both income and capital growth.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong  Blue Chip Fund                     Total return by investing for both income and capital growth.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Energy Fund                         Total return by investing for both capital growth and income.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Growth and Income Fund             High total return by investing for capital growth and income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Schafer Value Fund                 Long-term  capital appreciation principally through investment in common stocks and other equity securities. Current income is a secondary objective.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
EQUITY
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Discovery Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Dow 30 Value Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Endeavor Fund                      Capital growth.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Enterprise Fund                    Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Growth Fund                        Capital growth.
----------------------------------------- --------------------------------------------------------------------------




----------------------------------------- --------------------------------------------------------------------------
Strong Growth 20 Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Index 500 Fund                     To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S.
                                          market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Internet Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Large Cap Core Fund                Capital growth.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Growth Fund              Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Opportunity Fund                   Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Technology 100 Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong U.S. Emerging Growth Fund          Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Value Fund                         Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------




----------------------------------------- --------------------------------------------------------------------------

INCOME

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Corporate Bond Fund                Total  return by investing  for a high level of current
                                          income with a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Government Securities Fund         Total return by  investing  for a high level of  current
                                          income  with  a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Bond Fund               Total return by investing for a high level of current income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong International Bond Fund            High total return by investing for both income and capital appreciation.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term Bond Fund               Total return by investing  for a high level of current
                                          income with a low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  High Yield Bond Fund   Total return by  investing  for a high level of  current  income with  a  moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

INTERNATIONAL EQUITY

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Asia Pacific Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund        Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong International Stock Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Overseas Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
LIFE STAGE SERIES
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Aggressive Portfolio               Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Conservative Portfolio             Total return by investing  primarily  for  income  and
                                          secondarily for capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Moderate Portfolio                 Total  return  by investing primarily for capital growth
                                          and secondarily for income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
MUNICIPAL INCOME
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Municipal Bond Fund     Total return by investing for a high level of federally tax-exempt current income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Bond Fund                Total  return by investing for a high level of federally
                                          tax-exempt  current  income with a moderate  degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term High Yield Municipal    Total return by investing for a high level of federally tax-exempt
Fund                                      current income with a moderate  degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term Municipal Bond Fund     Total return by  investing  for a high level of federally tax-exempt current income with a low degree of share-price
                                          fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Wisconsin Tax-Free Fund            Total return by  investing  for  a  high  level  of current  income that is exempt from federal and Wisconsin  personal income
                                          taxes  with  a   moderate   degree  of share-price fluctuation.

----------------------------------------- --------------------------------------------------------------------------

The Advisor also serves as Advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.


The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.


TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. The Advisor developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


       UNDER 1 YEAR                 1 TO 2 YEARS                  4 TO 7 YEARS                 5 OR MORE YEARS
       ------------                 ------------                  ------------                 ---------------
Heritage Money Fund          Advantage Fund               Conservative Portfolio         Aggressive Portfolio
Investors Money Fund         Municipal Advantage Fund     Corporate Bond Fund            American Utilities Fund
Money Market Fund                                         Government Securities Fund     Asia Pacific Fund
Municipal Money Market Fund         2 TO 4 YEARS          High-Yield Bond Fund           Balanced Fund
                                    ------------
Tax-Free Money Fund          Short-Term Bond Fund         High-Yield Municipal Bond      Balanced Stock Fund
                             Short-Term High Yield Bond   Fund                           Blue Chip Fund
                             Fund                         International Bond Fund        Discovery Fund
                             Short-Term High Yield        Municipal Bond Fund            Dow 30 Value Fund
                             Municipal Fund               Wisconsin Tax-Free Fund        Endeavor Fund
                             Short-Term Municipal Bond                                   Energy Fund
                             Fund                                                        Enterprise Fund
                                                                                         Foreign MajorMarketsSM Fund
                                                                                         Growth Fund
                                                                                         Growth 20 Fund
                                                                                         Growth and Income Fund
                                                                                         Index 500 Fund
                                                                                         International Stock Fund
                                                                                         Internet Fund
                                                                                         Large Cap Core Fund
                                                                                         Large Cap Growth Fund
                                                                                         Mid Cap Disciplined Fund
                                                                                         Moderate Portfolio
                                                                                         Opportunity Fund
                                                                                         Overseas Fund
                                                                                         Schafer Value Fund
                                                                                         Technology 100 Fund
                                                                                         U.S. Emerging Growth Fund
                                                                                         Value Fund


PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of  (SIGMA)(xi - xm)2
                                                            n-1

Where:   (SIGMA) = "the sum of",
         xi = each individual return during the time period, xm = the average return over the time period, and n = the number of individual returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

The Advisor is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, the Advisor strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, the Advisor believes that active management should produce greater returns than a passively managed index. The Advisor has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. The Advisor believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING


These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.



1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.



TURNKEY APPROACH. The retirement plans offered by the Advisor are designed to be streamlined and simple to administer. To this end, the Advisor has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. The Advisor provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, the Advisor provides customizable IRS-approved prototype documents. The Advisor's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.


The Advisor strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.


RETIREMENT OPTIONS. The Advisor works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by the Advisor as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that the Advisor provides. The Advisor's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, the Advisor provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. The Advisor will work with plan sponsors to identify participants' education needs.

SERVICE. The Advisor's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. The Advisor is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. The Advisor invests in the latest technology in order to provide plan sponsors and participants with superior service.

The Advisor has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by the Advisor, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to the Advisor's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.


                             INDEPENDENT ACCOUNTANTS


PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Milwaukee, WI 53202, are the independent accountants for the Fund, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                  LEGAL COUNSEL


Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.


                              FINANCIAL STATEMENTS

The Annual Report for the Fund that is attached to this SAI contains the following audited financial information:


1.       Schedules of Investments in Securities.
2.       Statements of Assets and Liabilities.
3.       Statements of Operations.
4.       Statements of Changes in Net Assets.
5.       Notes to Financial Statements.
6.       Financial Highlights.

7.       Report of Independent Accountants.

                     APPENDIX - DEFINITION OF CREDIT RATINGS


                     STANDARD & POOR'S ISSUE CREDIT RATINGS


A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.


Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days - including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue  credit  ratings  are  based,  in  varying   degrees,   on  the  following
considerations:


1. Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;


3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

'AAA'


An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.


'AA'


An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.


'A'


An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

'BBB'


An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.


Obligations rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

'BB'


An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.


'B'


An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.


'CCC'


An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.


'CC'


An obligation rated 'CC' is currently highly vulnerable to nonpayment.


'C'


A subordinated debt or preferred stock obligation rated 'C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.


'D'


An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-) : The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r

This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.


                         MOODY'S LONG-TERM DEBT RATINGS

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.


A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

             FITCH, INC. ("FITCH") LONG-TERM NATIONAL CREDIT RATINGS



AAA (xxx)

'AAA' national ratings denote the highest rating assigned by Fitch in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA (xxx)

'AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx)

'A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB (xxx)

'BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB (xxx)

'BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx)

'B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favourable business and economic environment.

CCC (xxx), CC (xxx), C (xxx)

These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD (xxx), DD (xxx), D (xxx)

These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the 'AAA (xxx)' national rating category or to categories below 'CCC (xxx)'.

                               SHORT-TERM RATINGS

                STANDARD & POOR'S SHORT-TERM ISSUE CREDIT RATINGS

'A-1'

A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

'A-2'


A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.


'A-3'

A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

'B'

A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

'C'

A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

'D'

A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


           STANDARD & POOR'S SHORT-TERM MUNICIPAL ISSUE CREDIT RATINGS

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.


                         MOODY'S SHORT-TERM DEBT RATINGS

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:


PRIME - 1 Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:


o    Leading market positions in well-established industries.
o    High rates of return on funds employed.
o Conservative capitalization structure with moderate reliance on debt and ample asset protection.
o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
o Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME - 2 Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


PRIME - 3 Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated Not Prime do not fall within any of the Prime rating categories.


            FITCH, INC. ("FITCH") SHORT-TERM NATIONAL CREDIT RATINGS



F1 (xxx)

Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under Fitch's national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2 (xxx)

Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3 (xxx)

Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx)

Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx)

Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx)

Indicates actual or imminent payment default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to ratings other than 'F1
(xxx)'.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, our rating definitions for F1+ (xxx), F1 (xxx), F2 (xxx) and F3 (xxx) may be substituted by the regulatory scales, E.G. A1+, A1, A2 and A3.






                                                          PROSPECTUS MAY 1, 2001






                                                                          Strong
                                                                  Index 500 Fund



[PICTURE OF MAN HOLDING TELEPHONE]














                                                            [STRONG LOGO] STRONG


THE SECURITIES AND EXCHANGE COMMISSION (SEC) HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?                                                     1

WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?                           2

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?                              2

WHAT ARE THE FUND'S FEES AND EXPENSES?                                         4

WHO IS THE FUND'S INVESTMENT ADVISOR?                                          5

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

MASTER/FEEDER MUTUAL FUND STRUCTURE                                            6

FINANCIAL HIGHLIGHTS                                                           7

YOUR ACCOUNT

SHARE PRICE                                                                    9

BUYING SHARES                                                                 10

SELLING SHARES                                                                12

ADDITIONAL POLICIES                                                           15

DISTRIBUTIONS                                                                 17

TAXES                                                                         17

SERVICES FOR INVESTORS                                                        19

RESERVED RIGHTS                                                               21

FOR MORE INFORMATION                                                  BACK COVER


IN THIS PROSPECTUS, "WE" OR "US" REFERS TO STRONG CAPITAL MANAGEMENT, INC., THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT FOR THE STRONG INDEX 500 FUND.

                                                                 YOUR INVESTMENT

KEY INFORMATION

WHAT ARE THE FUND'S GOALS?


The STRONG INDEX 500 FUND seeks to replicate as closely as practicable, before fees and expenses, the capitalization-weighted total rate of return of that portion of the U.S. market for publicly traded common stocks composed of the larger capitalized companies. The fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (Master Portfolio) a series of Master Investment Portfolio, that has a substantially similar investment objective. For simplicity's sake, all discussion of the fund's investment objectives, strategies, and risks refers also to the Master Portfolio's objectives, strategies, and risks, unless otherwise indicated.

The fund invests all of its assets in the Master Portfolio. The Master Portfolio holds each of the stocks that make up the S&P 500 COMPOSITE STOCK PRICE INDEX* (S&P 500 INDEX), which is a widely used measure of large U.S.-company stock performance. It consists of the common stocks of 500 major corporations selected according to:


o their size

o the frequency and ease by which their stocks trade

o the range and diversity of the American economy


((Side Box))
--------------------------------------------------------------------------------
In a CAPITALIZATION-WEIGHTED TOTAL RATE OF RETURN, each stock contributes to the index in the same proportion as the value of its shares in the index. Thus, if the shares of Company A are worth twice as much as the shares of Company B, A's return will count twice as much as B's in calculating the index's overall return. This method contrasts with EQUAL WEIGHTED RETURN, by which A's performance, and B's performance and the performance of every other stock in the index would count the same even though the companies percentage of the index differ.
--------------------------------------------------------------------------------

*S&P DOES NOT SPONSOR, ENDORSE, SELL, OR PROMOTE THE FUND OR THE MASTER PORTFOLIO, NOR IS IT AFFILIATED IN ANY WAY WITH BARCLAYS GLOBAL FUND ADVISORS, THE MASTER PORTFOLIO'S INVESTMENT ADVISOR, THE FUND, OR THE MASTER PORTFOLIO. "STANDARD & POOR'S(R)," "S&P(R)," AND "S&P 500(R)" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY STRONG EQUITY FUNDS, INC. ON BEHALF OF THE FUND AND THE MASTER PORTFOLIO. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESSED OR IMPLIED, REGARDING THE ADVISABILITY OF INVESTING IN THE FUND OR THE MASTER PORTFOLIO.


WHAT ARE THE FUND'S PRINCIPAL INVESTMENT STRATEGIES?


The fund invests all of its assets in the Master Portfolio. The Master Portfolio and the fund pursue their goals by:


o investing in all of the  securities  that make up the S&P 500 Index

o investing in these securities in proportions that match the weightings of the S&P 500 Index

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?


STOCK RISKS: The major risks of the fund are those of investing in the stock market. That means the fund may experience sudden, unpredictable declines in value, as well as periods of poor performance. Because stock values go up and down, the value of the fund's shares may go up and down. Therefore, when you sell your investment, you may receive more or less money than you originally invested.

NOT INSURED RISK: An investment in a fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.


The fund is appropriate for investors who are comfortable with the risks described here and whose financial goals are five or more years in the future. The fund is not appropriate for investors concerned primarily with principal stability.



FUND PERFORMANCE
The following return information illustrates how the performance of the fund's shares can vary, which is one indication of the risks of investing in the fund. Please keep in mind that past performance does not represent how the fund will perform in the future. The information assumes that you reinvested all dividends and distributions.


CALENDAR YEAR TOTAL RETURNS


----------------------
 Year     Index 500
----------------------
----------------------
 1998       28.1%
----------------------
----------------------
 1999       20.4%
----------------------
----------------------
 2000       -9.5%
----------------------


BEST AND WORST QUARTERLY PERFORMANCE
(DURING THE PERIODS SHOWN ABOVE)

BEST QUARTER RETURN                   WORST QUARTER RETURN
------------------------------------- -----------------------------------
 21.2% (4th Q 1998)                    -10.0% (3rd Q 1998)


AVERAGE ANNUAL TOTAL RETURNS

                                    AS OF 12-31-00
FUND/INDEX                                  1-YEAR       SINCE FUND INCEPTION(1)
INDEX 500 FUND                              -9.54%            15.76%
S&P 500 Index(2)                            -9.11%            16.29%
Lipper S&P 500 Funds Index(3)               -9.31%            16.01%

(1) THE INDEX 500 FUND COMMENCED OPERATIONS ON MAY 1, 1997.
(2) THE S&P 500 INDEX IS AN UNMANAGED INDEX GENERALLY REPRESENTATIVE OF THE
    U.S. STOCK MARKET.
(3) THE LIPPER S&P 500 FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS IN THIS LIPPER CATEGORY.


WHAT ARE THE FUND'S FEES AND EXPENSES?

This section describes the fees and expenses that you may pay if you buy and hold shares of the fund.


SHAREHOLDER FEES


(fees paid directly from your investment)
The fund is 100% no-load, so you pay no sales charges (loads) to buy or sell shares. Shares of the fund held for less than six months are subject to a redemption fee of 0.50%. Redemption fees are paid directly to the fund.

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.


ANNUAL FUND OPERATING EXPENSES (AS A PERCENT OF AVERAGE NET ASSETS)(1)

Management Fee                              0.05%
Other Expenses(2)                           0.68%
Total Annual Fund Operating Expenses(3)     0.73%

(1) ANNUAL FUND OPERATING EXPENSES INCLUDE THE FUND'S AND THE MASTER PORTFOLIO'S EXPENSES.
(2) OTHER EXPENSES INCLUDE SHAREHOLDER SERVICING FEES, WHICH WERE FORMERLY SHOWN SEPARATELY.
(3) TOTAL ANNUAL FUND OPERATING EXPENSES DO NOT REFLECT OUR WAIVER OF MANAGEMENT FEES AND/OR ABSORPTIONS. WITH WAIVERS AND/OR ABSORPTIONS, THE TOTAL ANNUAL FUND OPERATING EXPENSES OF THE FUND WERE 0.45%. WE CAN TERMINATE WAIVERS AND ABSORPTIONS FOR THIS FUND AT ANY TIME.


EXAMPLE: This example is intended to help you compare the cost of investing in the fund, before any waivers and absorptions, with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund and reinvest all dividends and distributions for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 YEAR                3 YEARS            5 YEARS        10 YEARS
--------------------- ------------------ -------------- -------------------


$75                   $233               $406           $906


WHO IS THE FUND'S INVESTMENT ADVISOR?


The fund does not have its own investment advisor. Instead, the fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master Portfolio (Master Portfolio) a series of Master Investment Portfolio. Barclays Global Fund Advisors (BGFA) serves as investment advisor for the Master Portfolio.

BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. It makes the day-to-day decisions on buying and selling securities for the Master Portfolio and conducts the research leading to those decisions. BGFA is located at 45 Fremont Street, San Francisco, CA 94105. It is a wholly owned subsidiary of Barclays Global
Investors, N.A., which in turn is an indirect subsidiary of Barclays Bank PLC. Barclays Global Investors is the world's largest manager of institutional investment assets. As of December 31, 2000, Barclays Global Investors and its affiliates, including BGFA, provided investment advisory services for assets over $800 billion. Barclays Global Investors, BGFA, Barclays Bank and their affiliates deal, trade, and invest for their own accounts in the types of securities in which the Master Portfolio may also invest.


Unlike many traditional active investment funds, there is no single portfolio manager who makes investment decisions for the Master Portfolio. Instead, the Master Portfolio tracks the S&P 500 Index. The process reflects BGFA's commitment to an objective and consistent investment management structure.

OTHER IMPORTANT INFORMATION YOU SHOULD KNOW

The fund seeks to achieve its investment objective by investing all of its assets in the Master Portfolio. The Master Portfolio seeks to come within 95% of S&P 500 Index's total return, before fees and expenses, in falling as well as rising markets. It does not seek to "beat" the markets it tracks. BGFA, the Master Portfolio's investment advisor, makes no attempt to apply economic, financial, or market analysis when managing the portfolio. It selects securities because they will help the Master Portfolio achieve returns corresponding to index returns. Including a security among the Master Portfolio's holdings implies no opinion as to its attractiveness as an investment.


INVESTING IN INDEXES
Investors look to indexes as the standard of performance, but they cannot own them. Indexes are model portfolios, groups of stocks or bonds selected to represent not actual securities but an entire market. One way an index fund can seek to match an index's performance, before fees and expenses, is through buying all the index's securities in the same proportion as they are reflected in the index. This is what the Master Portfolio attempts to do with regard to the S&P 500 Index.


INVESTING IN FUTURES AND OPTIONS
The Master Portfolio may invest in index futures contracts and options on futures contracts to remain fully invested while keeping cash on hand, either in anticipation of shareholder redemptions or because it has not yet invested new shareholder money.


MASTER/FEEDER MUTUAL FUND STRUCTURE
The fund does not have its own investment advisor. Instead, the fund invests all of its assets in a separate mutual fund, called the S&P 500 Index Master
Portfolio a series of Master Investment Portfolio, that has a substantially similar investment objective as the fund. BGFA serves as investment advisor for the Master Portfolio. The Master Portfolio may accept investments from other feeder funds.


FEEDER FUND EXPENSES
The feeders bear the Master Portfolio's expenses in proportion to the amount of assets each invests in the Master Portfolio. Each feeder can set its own transaction minimums, fund-specific expenses, and conditions.

FEEDER FUND RIGHTS
Under the master/feeder structure, the fund's Board of Directors retains the right to withdraw the fund's assets from the Master Portfolio if it believes doing so is in shareholders' best interests. If the Directors withdraw the fund's assets, they would then consider whether the fund should hire its own investment adviser, invest in another master portfolio, or take other action.

FINANCIAL HIGHLIGHTS


This information describes investment performance of the shares of the fund for the periods shown. Certain information reflects financial results for a single fund share outstanding for the entire period. "Total Return" shows how much an investment in the shares of the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been audited by KPMG LLP, whose report, along with the fund's financial statements, is included in the fund's annual report.


STRONG INDEX 500 FUND
--------------------------------------------------------------------------------


                                                                                    Dec. 31,     Dec. 31,     Feb. 28,     Feb. 28,
SELECTED PER-SHARE DATA/(a)/                                                         2000        1999/(b)/      1999       1998/(c)/
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                              $   18.07   $   15.56    $   13.16       $ 10.00
Income From Investment Operations:
  Net Investment Income                                                                0.13        0.15         0.13          0.11
  Net Realized and Unrealized Gains (Losses) on Investments                           (1.86)       2.89         2.39          3.15
------------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                                    (1.73)       3.04         2.52          3.26
Less Distributions:
  From Net Investment Income                                                          (0.13)      (0.15)       (0.12)        (0.09)
  From Net Realized Gains                                                             (0.62)      (0.38)       (0.00)/(d)/   (0.01)
------------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                                 (0.75)      (0.53)       (0.12)        (0.10)
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                                    $   15.59   $   18.07    $   15.56       $ 13.16
====================================================================================================================================
RATIOS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                                         -9.5%      +19.5%       +19.2%        +32.7%
  Net Assets, End of Period (In Thousands)                                        $  180,251  $  185,859   $  139,123      $ 32,096
  Ratio of Expenses to Average Net Assets Without Waivers and Absorptions              0.73%       0.69%*       0.73%         1.53%*
  Ratio of Expenses to Average Net Assets                                              0.45%       0.45%*       0.45%         0.44%*
  Ratio of Net Investment Income to Average Net Assets                                 0.80%       1.04%*       1.18%         1.43%*
  Portfolio Turnover Rate(e)                                                             10%          7%          11%            6%

*   Calculated on an annualized basis.

(a) Information presented relates to a share of capital stock of the fund outstanding for the entire period.

(b) In 1999, the fund changed its fiscal year-end from February to December.

(c) For the period from May 1, 1997 (inception) to February 28, 1998.

(d) Amount calculated is less than $0.01.

(e) This rate represents the portfolio turnover rate of the S&P 500 Index Master Portfolio.







YOUR ACCOUNT

SHARE PRICE


Your transaction price for buying, selling, or exchanging shares is the next net asset value per share (NAV) calculated after we accept your order. We calculate the NAV of the fund based on the value of the NAV of the fund's investment in the Master Portfolio. Both are calculated on the same day.


((Side Box))
---------------------------------------------------------------
We determine the fund's share price or NAV by dividing net assets (the value of its investments, cash, and other assets minus the liabilities) by the number of shares outstanding.
---------------------------------------------------------------


The Master Portfolio calculates each interestholder's proportionate ownership interest in the Master Portfolio's aggregate net assets at the close of regular trading (normally 3 p.m. Central Time) every day the New York Stock Exchange
(NYSE) is open. The calculation calls for deducting all of the Master Portfolio's liabilities from the total value of its assets - the market value of the securities it holds, plus cash reserves - and multiplying the result by the respective interestholder's proportionate ownership pro rata interest in the Master Portfolio. Most of the securities in the Master Portfolio are valued at their current market prices. If such prices are not readily available, the securities' fair value is estimated in accordance with guidelines approved by the Master Portfolio's Board of Trustees. Bonds and notes with remaining maturities of 60 days or less are valued according to the amortized cost method.



BUYING SHARES

INVESTMENT MINIMUMS: When buying shares, you must meet the following investment minimum requirements.

---------------------------------------------- ------------------------------------ -----------------------------------
                                               INITIAL INVESTMENT MINIMUM           ADDITIONAL INVESTMENT MINIMUM
---------------------------------------------- ------------------------------------ -----------------------------------
Regular accounts                               $2,500                               $50
---------------------------------------------- ------------------------------------ -----------------------------------
Education IRA accounts                         $500                                 $50
---------------------------------------------- ------------------------------------ -----------------------------------
Other IRAs and UGMA/UTMA accounts              $250                                 $50
---------------------------------------------- ------------------------------------ -----------------------------------
SIMPLE IRA, SEP-IRA, 403(b)(7), Keogh,         the lesser of $250 or $25 per month  $50
Pension Plan, and Profit Sharing Plan
accounts
---------------------------------------------- ------------------------------------ -----------------------------------

PLEASE REMEMBER...

o    You cannot use an Automatic Investment Plan with an Education IRA.

o If you open an employer-sponsored retirement plan account where we or one of our alliance partners provides document or administrative services, there is no initial investment minimum.


BUYING INSTRUCTIONS
You can buy shares in several ways.


MAIL


You can open or add to an account by mail with a check made payable to Strong. Send it to the address listed on the back of this prospectus, along with your account application (for a new account) or an Additional Investment Form (for an existing account).


EXCHANGE OPTION
Sign up for the exchange option when you open your account. To add this option to an existing account, visit the Account Services area at WWW.STRONG.COM, or call 1-800-368-3863 for a Shareholder Account Options Form.

((Side Box))
--------------------------------
           QUESTIONS?
      Call 1-800-368-3863
         24 hours a day
         7 days a week
--------------------------------

EXPRESS PURCHASESM
You can make additional investments to your existing account directly from your bank account. If you didn't establish this option when you opened your account, visit the Account Services area at WWW.STRONG.COM, or call us at 1-800-368-3863 for a Shareholder Account Options Form.

STRONG DIRECT(R)
You can use Strong Direct(R) to add to your investment from your bank account or to exchange shares between Strong Funds by calling 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to add to your investment from your bank account or to exchange shares between Strong Funds. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

WIRE
Call 1-800-368-3863 for instructions before wiring funds to open or add to an account. This helps to ensure that your account will be credited promptly and correctly.

AUTOMATIC INVESTMENT SERVICES
See "Services for Investors" for detailed information on all of our automatic investment services. You can sign up for these services when you open your account, or you can add them later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form.

BROKER-DEALER
You may purchase shares through a broker-dealer or other intermediary, who may charge you a fee. Broker-dealers, including the fund's distributor, and other intermediaries may also from time to time sponsor or participate in promotional programs pursuant to which investors receive incentives for establishing with the broker-dealer or intermediary an account and/or for purchasing shares of the Strong Funds through the account(s). Investors should contact the broker-dealer or intermediary and consult the Statement of Additional Information for more information about promotional programs.


PLEASE REMEMBER...


o    We only accept checks payable to Strong.

o We do not accept cash, third-party checks, credit card convenience checks, or checks drawn on banks outside the U.S.

o You will be charged $20 for every check, wire, or Electronic Funds Transfer returned unpaid.

SELLING SHARES


You can access the money in your account by selling (also called redeeming) some or all of your shares by one of the methods that follow. After your redemption request is accepted, we normally send you the proceeds on the next business day.


SELLING INSTRUCTIONS
You can sell shares in several ways.


MAIL


Write a letter of instruction. It should specify your account number, the dollar amount or number of shares you wish to redeem, the names and signatures of the owners (or other authorized persons), and your mailing address. Then, mail it to the address listed on the back of this prospectus.


REDEMPTION OPTION
Sign up for the redemption option when you open your account or add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 to request a Shareholder Account Options Form. With this option, you may sell shares by phone or via the Internet and receive the proceeds in one of three ways:


(1) We can mail a check to your account's address. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

(2) We can transmit the proceeds by Electronic Funds Transfer to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

(3) For a $10 fee, we can transmit the proceeds by wire to a properly pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.


STRONG DIRECT(R)
You can redeem shares through Strong Direct(R) at 1-800-368-1050. See "Services for Investors" for more information.

STRONG ONLINE ACCOUNT ACCESS
You can use Strong online account access at WWW.STRONG.COM to redeem shares. See "Services for Investors" for more information.

INVESTOR CENTERS
You can visit our Investor Center in Menomonee Falls, Wisconsin, near Milwaukee. Visit the Account Services area at WWW.STRONG.COM or call 1-800-368-3863 for hours, directions, and the location of our other Investor Centers.

SYSTEMATIC WITHDRAWAL PLAN
You can set up automatic withdrawals from your account at regular intervals. You can sign up for this service when you open your account, or you can add it later by visiting the Account Services area at WWW.STRONG.COM or by calling 1-800-368-3863 for the appropriate form. See "Services for Investors" for more information on this service and other automatic investment and withdrawal services.

BROKER-DEALER
You may sell shares through a broker-dealer or other intermediary, who may charge you a fee.

PLEASE REMEMBER:
o If you recently purchased shares, the payment of your redemption proceeds may be delayed by up to ten days to allow the purchase check or electronic transaction to clear.


o    Some transactions and requests require a signature guarantee.

o If you are selling shares you hold in certificate form, you must submit the certificates with your redemption request. Each registered owner must sign the certificates and all signatures must be guaranteed.


o With an IRA (or other retirement account), you will be charged (1) a $10 annual account maintenance fee for each account up to a maximum of $30, and
     (2) a $50 fee for transferring assets to another custodian or for closing an account.


o If you sell shares out of a non-IRA retirement account and you are eligible to roll the sale proceeds into another retirement plan, we will withhold for federal income tax purposes a portion of the sale proceeds unless you transfer all of the proceeds to an eligible retirement plan.

((Side Box))
---------------------------------------------------------
There may be special distribution requirements that apply to retirement accounts. For instructions on:


o    Roth and Traditional IRA accounts, call 1-800-368-3863, and

o SIMPLE IRA, SEP-IRA , 403(b)(7), Keogh, Pension Plan, Profit Sharing Plan, or 401(k) Plan accounts, call 1-800-368-2882.
---------------------------------------------------------


((Side Box))
------------------------------------------------------
SIGNATURE GUARANTEES help ensure that major transactions or changes to your account are in fact authorized by you. For example, we require a signature guarantee on written redemption requests for more than $100,000. You can obtain a signature guarantee for a nominal fee from most banks, brokerage firms, and other financial institutions. A notary public stamp or seal cannot be substituted for a signature guarantee.
------------------------------------------------------


ADDITIONAL POLICIES


DEPOSIT OF UNSPECIFIED CHECKS
When you do not clearly indicate the fund that you would like to purchase, we will deposit your check into the Strong Money Market Fund until you clarify your investment decision.

EARLY REDEMPTION FEE

The fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" (those who engage in frequent purchases and redemptions) can disrupt a mutual fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the fund assesses a 0.50% fee on redemptions (including exchanges) of fund shares held for less than six months. Redemption fees will be paid to the fund. The fund will use the "first-in, first-out" (FIFO) method to determine the six-month holding period.


HOUSEHOLDING
To reduce the volume of mail you receive, only one copy of financial reports, prospectuses, and other regulatory materials is mailed to your household. You can call us at 1-800-368-3863 or write to us at the address listed on the back of this prospectus to request (1) additional copies free of charge or (2) that we discontinue our practice of householding regulatory materials.

INVESTING THROUGH A THIRD PARTY
If you invest through a third party (rather than directly with us), the policies and fees may be different than described in this prospectus. Banks, brokers, 401(k) plans, financial advisors, and financial supermarkets may charge transaction fees and may set different investment minimums or limitations on buying or selling shares. Consult a representative of your plan or financial institution for details.

LOW BALANCE ACCOUNT FEE
Because of the high cost of maintaining small accounts, an annual low balance account fee of $25 (or the value of the account if the account value is less than $25) will be charged to all accounts that fail to meet the initial investment minimum. The fee, which is payable to the transfer agent, will not apply to shareholders whose combined Strong Funds assets total $100,000 or more. We may waive the fee, in our discretion, in the event that a significant market correction lowers an account balance below the account's initial investment minimum. The effective date of this policy is September 2001.

MARKET TIMERS
The fund will consider the following factors to identify market timers: shareholders who have (1) requested an exchange out of the fund within 30 days of an earlier exchange request, (2) exchanged shares out of a fund more than twice in a calendar quarter, (3) exchanged shares equal to at least $5 million or more than 1% of a fund's net assets, or (4) otherwise seem to follow a timing pattern. Shares under common ownership or control are combined for purposes of these limits.

TELEPHONE AND ELECTRONIC TRANSACTIONS
We use reasonable procedures to confirm that telephone and electronic transaction requests are genuine. We may be responsible if we do not follow these procedures. You are responsible for losses resulting from fraudulent or unauthorized instructions received over the telephone or electronically, provided we reasonably believe the instructions were genuine. To safeguard your account, please keep your Strong Direct(R) and Strong online account access passwords confidential. Contact us immediately if you believe there is a discrepancy between a transaction you performed and the confirmation statement you received, or if you believe someone has obtained unauthorized access to your account or password.

During times of unusual market activity, our phones may be busy and you may experience a delay placing a telephone request. During these times, consider trying Strong Direct(R), our 24-hour automated telephone system, by calling 1-800-368-1050, or Strong online account access at WWW.STRONG.COM. Please remember that you must have telephone redemption as an option on your account to redeem shares through Strong Direct(R) or Strong online account access.

VERIFICATION OF ACCOUNT STATEMENTS
You should contact us in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The statement will be deemed correct if we do not hear from you within those 60 days.


DISTRIBUTIONS


DISTRIBUTION POLICY
To the extent they are available, the fund generally pays you dividends from net investment income and distributes any net capital gains that it realizes annually.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS
Your dividends and capital gains distributions will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account. If you elect to receive distributions paid by check, the fund may reinvest into your account uncashed distribution checks that remain outstanding for six months or more. To change the current option for payment of dividends and capital gains distributions, please call 1-800-368-3863.


TAXES


TAXABLE DISTRIBUTIONS
Any net investment income and net short-term capital gains distributions you receive are generally taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them.

((Side Box))
------------------------------------------------------
Generally, if your investment is in a Traditional IRA or other TAX-DEFERRED ACCOUNT, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.
------------------------------------------------------


RETURN OF CAPITAL
If your fund's distributions exceed its earnings and profits, all or a portion of those distributions may be treated as a return of capital to you. A return of capital may be treated as a sale of your shares. It may also reduce the cost basis of your shares.

YEAR-END STATEMENT
To assist you in tax preparation, after the end of each calendar year, we send you a statement of your fund's ordinary dividends and net capital gains distributions (Form 1099).

BACKUP WITHHOLDING
By law, we must withhold 31% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security number or tax identification number.


((Side Box))
-------------------------------------------------------
Unless your investment is in a tax-deferred retirement account such as an IRA, YOU MAY WANT TO AVOID:


o Investing a large amount in a fund close to the end of the calendar year. If the fund makes a capital gains distribution, you may receive some of your investment back as a taxable distribution.
o Selling shares of a mutual fund at a loss if you have purchased additional shares of the same fund within 30 days prior to the sale or if you plan to purchase additional shares of the same fund within 30 days following the sale. This is called a wash sale and you will not be allowed to claim a tax loss on this transaction.
-------------------------------------------------------



Because everyone's tax situation is unique, you should consult your tax professional for assistance.


SERVICES FOR INVESTORS

We provide you with a variety of services to help you manage your investment. For more details, call 1-800-368-3863, 24 hours a day, 7 days a week. These services include:

STRONG DIRECT (R) AUTOMATED TELEPHONE SYSTEM
Our 24-hour automated response system enables you to use a touch-tone phone to access current share prices, to access fund and account information, and to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services, by calling 1-800-368-1050. Passwords help to protect your account information.

STRONG.COM
Visit us online at WWW.STRONG.COM to access your fund's performance and portfolio holding information. In addition to general information about investing, our web site offers daily performance information, portfolio manager commentaries, and information on available account options.

STRONG ONLINE ACCOUNT ACCESS
If you are a shareholder, you may access your account information 24 hours a day from your personal computer at WWW. STRONG.COM. Strong online account access allows you to view account history, account balances, and recent dividend activity, as well as to make purchases, exchanges, or redemptions among your existing accounts if you have elected these services. Additional planning tools and market information are also available. Encryption technology and passwords help to protect your account information. You may register to use Strong online account access at WWW.STRONG.COM.


STRONGMAIL

If you register for StrongMail at WWW.STRONGMAIL.COM, you will receive your fund's closing price by e-mail each business day. In addition, StrongMail offers market news and updates throughout the day.


STRONG EXCHANGE OPTION
You may exchange shares of a fund for shares of another Strong Fund, either in writing, by telephone, or through your personal computer, if the accounts are identically registered (with the same name, address, and taxpayer identification number). Please ask us for the appropriate prospectus and read it before investing in any of the Strong Funds. Remember, an exchange of shares of one Strong Fund for those of another Strong Fund is considered a sale and a purchase of shares for several purposes, including tax purposes and may result in a capital gain or loss. Some Strong Funds into which you may want to exchange may charge a redemption fee of 0.50% to 1.00% on the sale of shares held for 12 months or less, as described in the appropriate fund's prospectus. The fund charges an early redemption fee of 0.50% for shares held for less than six months. Purchases by exchange are subject to the investment requirements and other criteria of the fund or class purchased.


STRONG AUTOMATIC INVESTMENT SERVICES

You may invest or redeem automatically in the following ways, some of which may be subject to additional restrictions or conditions.

o    AUTOMATIC  INVESTMENT  PLAN  (AIP)
     This plan allows you to make regular, automatic investments from your bank checking or savings account.

o    AUTOMATIC  EXCHANGE  PLAN
     This plan allows you to make regular, automatic exchanges from one eligible Strong Fund to another.

o    AUTOMATIC  DIVIDEND  REINVESTMENT
     Your dividends and capital gains will be automatically reinvested in additional shares, unless you choose otherwise. Your other options are to receive checks for these payments, have them automatically invested in another Strong Fund, or have them deposited into your bank account.



o    PAYROLL DIRECT DEPOSIT PLAN
     This plan allows you to send all or a portion of your paycheck, Social Security check, military allotment, or annuity payment to the Strong Funds of your choice.


o    SYSTEMATIC WITHDRAWAL PLAN
     This plan allows you to redeem a fixed sum from your account on a regular basis. Payments may be sent electronically to a bank account or as a check to you or anyone you properly designate.


STRONG RETIREMENT PLAN SERVICES


We offer a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on:


o INDIVIDUAL RETIREMENT PLANS, including Traditional IRAs and Roth IRAs, call 1-800-368-3863.

o QUALIFIED RETIREMENT PLANS, including SIMPLE IRAs, SEP-IRAs, 403(b)(7)s, Keoghs, Pension Plans, Profit Sharing Plans, and 401(k) Plans, call 1-800-368-2882.

SOME OF THESE SERVICES MAY BE SUBJECT TO ADDITIONAL RESTRICTIONS OR CONDITIONS. CALL 1-800-368-3863 FOR MORE INFORMATION.




RESERVED RIGHTS

We reserve the right to:


o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone and Strong online account redemption privileges, for any reason.


o Reject any purchase request for any reason including exchanges from other Strong Funds. Generally, we do this if the purchase or exchange is disruptive to the efficient management of a fund (due to the timing of the investment or an investor's history of excessive trading).

o    Change the minimum or maximum investment amounts.

o Delay sending out redemption proceeds for up to seven days (this generally only applies to very large redemptions without notice, excessive trading, or during unusual market conditions).

o Suspend redemptions or postpone payments when the NYSE is closed for any reason other than its usual weekend or holiday closings, when trading is restricted by the SEC, or under any emergency circumstances.


o Make a redemption in kind (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (1) $250,000 or (2) 1% of the fund's assets. Generally, redemption in kind is used when large redemption requests may cause harm to the fund and its shareholders.

o Close any account that does not meet minimum investment requirements. We will give you notice and 60 days to increase your balance to the required minimum.

o    Waive the initial investment minimum at our discretion.


o Reject any purchase or redemption request that does not contain all required documentation.

FOR MORE INFORMATION

More information is available upon request at no charge, including:


SHAREHOLDER REPORTS: Additional information is available in the annual and semiannual report to shareholders. These reports contain a letter from management, discuss recent market conditions and investment strategies that significantly affected your investment's performance during the last fiscal year, and list portfolio holdings.


STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI contains more details about investment policies and techniques. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically contained within this prospectus.

To request information or to ask questions:


BY TELEPHONE                                   FOR HEARING-IMPAIRED (TDD)
1-414-359-1400 or 1-800-368-3863               1-800-999-2780


BY MAIL                                        BY OVERNIGHT DELIVERY
Strong Funds                                   Strong Funds
P.O. Box 2936                                  900 Heritage Reserve
Milwaukee, WI 53201-2936                       Menomonee Falls, WI 53051


ON THE INTERNET                                 BY E-MAIL
View online or download documents:              SERVICE@ESTRONG.COM
Strong Funds: WWW.STRONG.COM
SEC*: www.sec.gov




This prospectus is not an offer to sell securities in places other than the United States and its territories.


*INFORMATION ABOUT A FUND (INCLUDING THE SAI) CAN ALSO BE REVIEWED AND COPIED AT THE SECURITIES AND EXCHANGE COMMISSION'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. YOU MAY CALL THE COMMISSION AT 1-202-942-8090 FOR INFORMATION ABOUT THE OPERATION OF THE PUBLIC REFERENCE ROOM. REPORTS AND OTHER INFORMATION ABOUT A FUND ARE ALSO AVAILABLE FROM THE EDGAR DATABASE ON THE COMMISSION'S INTERNET SITE AT WWW.SEC.GOV. YOU MAY OBTAIN A COPY OF THIS INFORMATION, AFTER PAYING A DUPLICATING FEE, BY SENDING A WRITTEN REQUEST TO THE COMMISSION'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102 OR BY SENDING AN ELECTRONIC REQUEST TO THE FOLLOWING E-MAIL ADDRESS: PUBLICINFO@SEC.GOV.



Strong Index 500 Fund, a series of Strong Equity Funds,  Inc.,  SEC file number:
811-8100


                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")



STRONG INDEX 500 FUND, A SERIES FUND OF STRONG EQUITY FUNDS, INC.

P.O. Box 2936
Milwaukee, WI 53201

Telephone: 1-414-359-1400
Toll-Free: 1-800-368-3863
e-mail: service@eStrong.com
web site:  www.Strong.com


This SAI is not a Prospectus and should be read together with the Prospectus for the Fund dated May 1, 2001. Requests for copies of the Prospectus should be made by calling any number listed above. The financial statements appearing in the Annual Report, which accompanies this SAI, are incorporated into this SAI by reference.

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING SUBSTANTIALLY ALL OF ITS ASSETS IN THE S&P 500 INDEX MASTER PORTFOLIO ("MASTER PORTFOLIO"), WHICH IS A SERIES OF MASTER INVESTMENT PORTFOLIO ("MIP"), AN OPEN-END, MANAGEMENT INVESTMENT COMPANY.

The Master Portfolio has substantially the same investment objective as the Fund. The Fund may withdraw its investment in the Master Portfolio at any time, if the Board of Directors of the Fund determines that such action is in the best interests of the Fund and its shareholders. Upon such withdrawal, the Fund's Board of Directors would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies and restrictions described in the Fund's Prospectus and this SAI.





                                   May 1, 2001



--------------------------------------------------------------------------------


Neither the Fund nor the Master Portfolio is sponsored, endorsed, sold, or promoted by Standard & Poor's ("S&P"). S&P makes no representation or warranty, express or implied, to the Fund, the Master Portfolio, or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index, which is determined, composed, and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing, or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund's shares or the timing of the issuance or sale of the Fund's shares or in the determination or calculation of the equation by which the Fund's shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing, or trading of the Fund's shares.


S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

--------------------------------------------------------------------------------


TABLE OF CONTENTS                                                                                           PAGE


INVESTMENT RESTRICTIONS...........................................................................................3
INVESTMENT POLICIES AND TECHNIQUES................................................................................7
   Strong Index 500 Fund..........................................................................................7
   Bank Obligations...............................................................................................7
   Borrowing Money................................................................................................7
   Commercial Paper and Short-Term Corporate Debt Instruments.....................................................7
   Floating- and Variable-Rate Obligations........................................................................8
   Forward Commitments, When-Issued Purchases, and Delayed- Delivery Transactions.................................8
   Futures Contracts and Options Transactions.....................................................................8
   Illiquid Securities............................................................................................9
   Investment Company Securities.................................................................................10
   Investment in Warrants........................................................................................10
   Letters of Credit.............................................................................................10
   Loans of Portfolio Securities.................................................................................10
   Repurchase Agreements.........................................................................................11
   Securities of Non-U.S. Issuers................................................................................11
   Short-Term Instruments and Temporary Investments..............................................................11
   Stock Index Futures and Options on Stock Index Futures........................................................12
   Unrated, Downgraded, and Below Investment Grade Investments...................................................12
   U.S. Government Obligations...................................................................................12
RISK CONSIDERATIONS..............................................................................................13
MASTER/FEEDER STRUCTURE..........................................................................................14
DIRECTORS AND OFFICERS...........................................................................................15
PRINCIPAL SHAREHOLDERS...........................................................................................18
INVESTMENT ADVISOR...............................................................................................18
ADMINISTRATOR AND PLACEMENT AGENT OF THE MASTER PORTFOLIO........................................................20
DISTRIBUTOR......................................................................................................20
PORTFOLIO TRANSACTIONS AND BROKERAGE.............................................................................21
CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT.....................................................................22
FUND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT................................................................23
MASTER PORTFOLIO TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT....................................................24
FUND SHAREHOLDER SERVICING AGENT.................................................................................24
TAXES............................................................................................................25
DETERMINATION OF NET ASSET VALUE.................................................................................26
ADDITIONAL SHAREHOLDER INFORMATION...............................................................................26
ORGANIZATION.....................................................................................................30
SHAREHOLDER MEETINGS.............................................................................................31
MASTER PORTFOLIO ORGANIZATION....................................................................................31
PERFORMANCE INFORMATION..........................................................................................32
GENERAL INFORMATION..............................................................................................37
INDEPENDENT AUDITORS.............................................................................................39
LEGAL COUNSEL....................................................................................................39
FINANCIAL STATEMENTS.............................................................................................40


No person has been authorized to give any information or to make any representations other than those contained in this SAI and its corresponding Prospectus and, if given or made, such information or representations may not be relied upon as having been authorized. This SAI does not constitute an offer to sell securities.

                             INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT LIMITATIONS


The following are the Fund's fundamental investment limitations that, along with the Fund's investment objective (which is described in the Prospectus), cannot be changed without shareholder approval. To obtain approval, a majority of the Fund's outstanding voting shares must vote for the change. A majority of the Fund's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.


Unless indicated otherwise below, the Fund:


1. May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (1) more than 5% of the Fund's total assets would be invested in the securities of that issuer or (2) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2. May (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended, ("1940 Act") that may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from the other Strong Funds or other persons to the extent permitted by applicable law.


3.   May not issue senior securities, except as permitted under the 1940 Act.


4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

5. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.

7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9. May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.

NON-FUNDAMENTAL OPERATING POLICIES


The following are the Fund's non-fundamental operating policies, which may be changed by the Fund's Board of Directors without shareholder approval.


Unless indicated otherwise below, the Fund may not:

1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission ("SEC") or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

3. Invest in illiquid securities if, as a result of such investment, more than 15% (10% with respect to a money fund) of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.


5. Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions, and policies as the Fund.

6. Engage in futures or options on futures transactions that are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the Commodity Exchange Act), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the Commodity Exchange Act), do not exceed 5% of the Fund's net assets.


7. Borrow money except (1) from banks or (2) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.


8. Make any loans other than loans of portfolio securities, except through (1) purchases of debt securities or other debt instruments or (2) engaging in repurchase agreements.


Non-Fundamental Policy No. 5 does not apply because the Fund seeks to achieve its investment objective by investing substantially all of its assets in the Master Portfolio of MIP.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (I.E. due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIO

The Master Portfolio is subject to the following fundamental investment limitations which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding voting securities. To obtain approval, a majority of the Master Portfolio's outstanding voting securities means the vote of the lesser of: (1) 67% or more of the voting securities present, if more than 50% of the outstanding voting securities are present or represented, or (2) more than 50% of the outstanding voting shares.

The Master Portfolio may not:

1. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

2. Hold more than 10% of the outstanding voting securities of any single issuer. This investment restriction applies only with respect to 75% of its total assets.

3. Invest in commodities, except that the Master Portfolio may purchase and sell (I.E., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

4. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Master Portfolio may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

5. Borrow money, except to the extent permitted under the 1940 Act, provided that the Master Portfolio may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Master Portfolio's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Master Portfolio.

6. Make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Master Portfolio may lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Master Portfolio's Board of Trustees.

7. Act as an underwriter of securities of other issuers, except to the extent that the Master Portfolio may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that, in the case of the Master Portfolio, there shall be no limitation with respect to investments in (i) obligations of the U.S. government, its agencies or instrumentalities; or (ii) any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period, the Master Portfolio will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

9. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in the Master Portfolio's fundamental policies (3) and (5) may be deemed to give rise to a senior security.

10. Purchase securities on margin, but the Master Portfolio may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those related to indexes, and options on futures contracts or indexes.

NON-FUNDAMENTAL OPERATING POLICIES OF THE MASTER PORTFOLIO


The Master Portfolio is subject to the following non-fundamental operating policies which may be changed by the Board of Trustees of the Master Portfolio without the approval of the interestholders of the Master Portfolio.


The Master Portfolio may:

1. Invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Master Portfolio's net assets with respect to any one investment company, and
         (iii) 10% of the Master Portfolio's net assets in the aggregate. Other investment companies in which the Master Portfolio invests can be expected to charge fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Master Portfolio.

2. Not invest more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days.

3. Lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Master Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year.

If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction.

                       INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund's investment objective, policies, and techniques described in the Prospectus.

STRONG INDEX 500 FUND


o Under normal conditions, at least 90% of the value of the Master Portfolio's total assets is invested in securities comprising the S&P 500 Index. The Master Portfolio has also represented that it attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets, before expenses, and the total return of the S&P 500 Index. Notwithstanding the factors described below, perfect (100%) correlation would be achieved if the total return of the Master Portfolio's net assets increased or decreased exactly as the total return of the S&P 500 Index increased or decreased.

o The Master Portfolio may invest up to 10% of its total assets in high-quality money market instruments to provide liquidity.



BANK OBLIGATIONS

The Master Portfolio may invest in bank obligations, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits that may be held by the Master Portfolio will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating-, or variable-interest rates.



BORROWING MONEY


As a fundamental policy, the Master Portfolio is permitted to borrow to the extent permitted under the 1940 Act. However, the Master Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes, and may borrow up to one-third of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Master Portfolio's total assets, the Master Portfolio will not make any investments.


COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS

The Master Portfolio may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser and/or sub-adviser to the Master Portfolio monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Master Portfolio also may invest in non-convertible corporate debt securities (E.G., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Master Portfolio will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by the Master Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Master Portfolio. Barclays Global Fund Advisors ("BGFA") will consider such an event in determining whether the Master Portfolio should continue to hold the obligation. To the extent the Master Portfolio continues to hold such obligations, it may be subject to additional risk of default.

FLOATING- AND VARIABLE-RATE OBLIGATIONS

The Master Portfolio may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. The floating- and variable-rate instruments that the Master Portfolio may purchase include certificates of participation in such instruments. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. Floating- and variable-rate instruments are subject to interest-rate risk and credit risk.


The Master Portfolio may purchase floating- and variable-rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable rate demand notes include master demand notes that are obligations that permit the Master Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Master Portfolio, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Master Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and the Master Portfolio may invest in obligations that are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Master Portfolio may invest. BGFA, on behalf of the Master Portfolio, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Master Portfolio's portfolio. The Master Portfolio will not invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.


FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES, AND DELAYED- DELIVERY TRANSACTIONS


The Master Portfolio may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery, or forward commitment basis involve a risk of loss if the value of the security to be purchased declines or the value of the security to be sold increases before the settlement date. Although the Master Portfolio will generally purchase securities with the intention of acquiring them, the Master Portfolio may dispose of securities purchased on a when-issued, delayed-delivery, or a forward commitment basis before settlement when deemed appropriate by BGFA.



FUTURES CONTRACTS AND OPTIONS TRANSACTIONS

The Master Portfolio may use futures contracts as a hedge against the effects of interest rate changes or changes in the market value of the stocks comprising the index in which the Master Portfolio invests. In managing its cash flows, the Master Portfolio also may use futures contracts as a substitute for holding the designated securities underlying the futures contract. A futures contract is an agreement between two parties, a buyer and a seller, to exchange a particular commodity at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. At the time it enters into a futures transaction, the Master Portfolio is required to make a performance deposit (initial margin) of cash or liquid securities in a segregated account in the name of the futures broker. Subsequent payments of "variation margin" are then made on a daily basis, depending on the value of the futures position which is continually "marked to market."

The Master Portfolio may engage only in futures contract transactions  involving
(i) the sale of a futures contract (I.E., short positions) to hedge the value of securities held by the Master Portfolio; (ii) the purchase of a futures contract when the Master Portfolio hold a short position having the same delivery month (I.E., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Master Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When the Master Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

If the Master Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead the Master Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Master Portfolio experiences gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits the Master Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Master Portfolio (E.G., from purchases and redemptions of fund shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Master Portfolio identified above expects to apply a portion of its cash or cash equivalents maintained for liquidity needs to such activities.

Transactions by the Master Portfolio in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in the Master Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where the Master Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (I.E., exposure to adverse price changes). Although the Master Portfolio intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Master Portfolio to substantial losses. If it is not possible, or if the Master Portfolio determines not to close a futures position in anticipation of adverse price movements, the Master Portfolio will be required to make daily cash payments on variation margin.


In order to comply with undertakings made by the Master Portfolio pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Master
Portfolio will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts that do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of the Master Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract into which it has entered; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.



ILLIQUID SECURITIES


The Master Portfolio may invest up to 15% of the value of its net assets in securities for which a liquid trading market does not exist, provided such investments are consistent with its investment objective. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, participation interests that are not subject to the demand feature described above, floating- and variable-rate demand obligations for which the Master Portfolio cannot exercise the related demand feature described above on not more than seven days' notice and for which there is no secondary market, and repurchase agreements providing for settlement more than seven days after notice.


INVESTMENT COMPANY SECURITIES

The Master Portfolio may invest in securities issued by open-end other investment companies which principally invest in securities of the type in which the Master Portfolio invests. Under the 1940 Act, the Master Portfolio's investment in such securities currently is limited to, subject to certain exceptions, (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of the Master Portfolio's total assets with respect to any one investment company, and (iii) 10% of the Master Portfolio's total assets in the aggregate. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses. The Master Portfolio may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

INVESTMENT IN WARRANTS


The Master Portfolio may invest up to 5% of net assets at the time of purchase in warrants (other than those that have been acquired in units or attached to other securities), including not more than 2% of each of their net assets in warrants which are not listed on the New York or American Stock Exchange. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. The Master Portfolio may only purchase warrants on securities in which the Master Portfolio may invest directly.


LETTERS OF CREDIT

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Master Portfolio may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company that assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations, and insurance companies that, in the opinion of BGFA, as investment adviser, are of comparable quality to issuers of other permitted investments of the Master Portfolio may be used for letter of credit-backed investments.

LOANS OF PORTFOLIO SECURITIES


The Master Portfolio may lend securities from its portfolios to brokers, dealers, and financial institutions (but not individuals) if cash, U.S. Government securities, or other high-quality debt obligations equal to at least 100% of the current market value of the securities loan (including accrued interest thereon) plus the interest payable to the Master Portfolio with respect to the loan is maintained with the Master Portfolio. In determining whether to lend a security to a particular broker, dealer, or financial institution, the Master Portfolio's investment adviser will consider all relevant facts and circumstances, including the size, creditworthiness, and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Master Portfolio will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Master
Portfolio may receive as collateral will not become part of the Master Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Master Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Master Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Master Portfolio any accrued income on those securities, and the Master Portfolio may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered cash-equivalent collateral. The Master Portfolio will not lend securities having a value that exceeds one-third of the current value of its total assets. Loans of securities by the Master Portfolio will be subject to termination at the Master Portfolio's or the borrower's option. The Master Portfolio may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with BGFA.


The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Master Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities.


REPURCHASE AGREEMENTS

The Master Portfolio may engage in a repurchase agreement with respect to any security in which it is authorized to invest, although the underlying security may mature in more than thirteen months. The Master Portfolio may enter into repurchase agreements wherein the seller of a security to the Master Portfolio agrees to repurchase that security from the Master Portfolio at a mutually agreed-upon time and price that involves the acquisition by the Master Portfolio of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Master Portfolio's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Master Portfolio may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the Master Portfolio, and all repurchase transactions must be collateralized. The Master Portfolio may participate in pooled repurchase agreement transactions with other funds advised by BGFA.

The Master Portfolio's custodian has custody of, and holds in a segregated account, securities acquired as collateral by the Master Portfolio under a repurchase agreement. The Master Portfolio may enter into repurchase agreements only with respect to securities of the type in which it may invest, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below resale price. BGFA monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by the Master Portfolio in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by the Master Portfolio may be delayed or limited. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Master Portfolio in connection with insolvency proceedings), it is the policy of the Master Portfolio to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Master Portfolio considers on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered to be loans by the Master Portfolio under the 1940 Act.

SECURITIES OF NON-U.S. ISSUERS

The Master Portfolio may invest in certain securities of non-U.S. issuers as discussed below.

OBLIGATIONS OF FOREIGN GOVERNMENTS, BANKS AND CORPORATIONS. The Master Portfolio may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by BGFA to be of comparable quality to the other obligations in which the Master Portfolio may invest. The Master Portfolio may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Master Portfolio's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Master Portfolio may invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS

The Master Portfolio may invest in high-quality money market instruments on an ongoing basis to provide liquidity for temporary purposes when there is an unexpected level of shareholder purchases or redemptions or when "defensive" strategies are appropriate. The instruments in which the Master Portfolio may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers'
acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System, are examined by the Comptroller of the Currency, or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality as determined by BGFA; (iv) nonconvertible corporate debt securities (E.G., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment, have more than $10 billion or the equivalent in other currencies in total assets and, in the opinion of BGFA, are of comparable quality to obligations of U.S. banks that may be purchased by the Master Portfolio.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES

The Master Portfolio may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indexes that are permitted investments, the Master Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when the Master Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

U.S. GOVERNMENT OBLIGATIONS

The Master Portfolio may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

UNRATED, DOWNGRADED, AND BELOW INVESTMENT GRADE INVESTMENTS

The Master Portfolio may purchase instruments that are not rated if, in the opinion of BGFA, such obligation is of investment quality comparable to other rated investments that are permitted to be purchased by the Master Portfolio. After purchase by the Master Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Master Portfolio. Neither event will require a sale of such security by the Master Portfolio provided that the amount of such securities held by the Master Portfolio does not exceed 5% of the Fund's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Master Portfolio will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI.

The Master Portfolio is not required to sell downgraded securities, and the Master Portfolio could hold up to 5% of its net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or, if unrated, low-quality (below investment grade) securities.

Although they may offer higher yields than do higher rated securities, low-rated and unrated low-quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low-rated and unrated low-quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish the Master Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Master Portfolio's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low-rated or unrated low-quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low-rated or unrated low-quality debt securities may be more complex than for issuers of higher rated securities, and the ability of the Master Portfolio to achieve its investment objective may, to the extent it holds low-rated or unrated low-quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Master Portfolio held exclusively higher rated or higher quality securities.

Low-rated or unrated low-quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low-rated or unrated low-quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, the Master Portfolio may incur additional expenses to seek recovery.

                               RISK CONSIDERATIONS

GENERAL

Since the investment characteristics and, therefore, investment risks directly associated with such characteristics of the Fund correspond to those of the Master Portfolio, the following is a discussion of the risks associated with the investments of the Master Portfolio.


DEBT SECURITIES


The debt instruments in which the Master Portfolio invests are subject to credit and interest-rate risk. Credit risk is the risk that issuers of the debt instruments in which the Master Portfolio invests may default on the payment of principal and/or interest. Interest-rate risk is the risk that increases in market interest rates may adversely affect the value of the debt instruments in which the Master Portfolio invests. The value of the debt instruments generally changes inversely to market interest rates. Debt securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also affect the value of these investments. Although some of the Master Portfolio's securities are guaranteed by the U.S. Government or its agencies or instrumentalities, such securities are subject to interest-rate risk and the market value of these securities, upon which the Master Portfolio's daily NAV is based, will fluctuate. No assurance can be given that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so.

EQUITY SECURITIES

The stock investments of the Master Portfolio are subject to equity market risk. Equity market risk is the possibility that common stock prices will fluctuate or decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Throughout 1998, the stock market, as measured by the S&P 500 Index and other commonly used indexes, was trading at or close to record levels. There can be no guarantee that these performance levels will continue.


FOREIGN SECURITIES


Investing in the securities of issuers in any foreign country, including through American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and similar securities, involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing, and financial reporting standards; generally higher commission rates on foreign portfolio transactions; the possibility of nationalization, expropriation, or confiscatory taxation; adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country); and political, social, and monetary or diplomatic developments that could affect U.S. investments in foreign countries. Additionally, dispositions of foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including withholding taxes. Foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custodial arrangements and transaction costs of foreign currency conversions. Changes in foreign exchange rates also will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The Master Portfolio's performance may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments.


OTHER INVESTMENT CONSIDERATIONS


Certain of the floating-and variable-rate instruments that the Master Portfolio may purchase also may be considered derivatives. Derivatives are financial instruments whose values are derived, at least in part, from the prices of other securities or specified assets, indices, or rates. The Master Portfolio may use some derivatives as part of its short-term liquidity holdings and/or substitutes for comparable market positions in the underlying securities. Some derivatives may be more sensitive than direct securities to changes in interest rates or sudden market moves. Some derivatives also may be susceptible to fluctuations in yield or value due to their structure or contract terms. The Master Portfolio may not use derivatives to create leverage without establishing adequate "cover" in compliance with SEC leverage rules. Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold, at the same time, by the Master Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by the Master Portfolio or the price paid or received by the Master Portfolio.


                             MASTER/FEEDER STRUCTURE


The Fund seeks to achieve its investment objective by investing all of its assets into the Master Portfolio of MIP. The Fund and other entities investing in the Master Portfolio are each liable for all obligations of the Master Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance exists and MIP itself is unable to meet its obligations. Accordingly, the Fund's Board of Directors believes that neither the Fund nor its shareholders will be adversely affected by investing Fund assets in the Master Portfolio. However, if a mutual fund or other investor withdraws its investment from the Master Portfolio, the economic efficiencies (E.G., spreading fixed expenses among a larger asset base) that the Fund's Board believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.


The Fund may withdraw its investment in the Master Portfolio only if the Fund's Board of Directors determines that such action is in the best interests of the Fund and its shareholders. Upon any such withdrawal, the Fund's Board would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.


The investment objective and other fundamental policies of the Master Portfolio cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Portfolio's outstanding interests. Whenever the Fund, as an interestholder of the Master Portfolio, is requested to vote on any matter submitted to interestholders of the Master Portfolio, the Fund will either (1) hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the fund receives no voting instructions will be voted in the same proportion as the votes received from the other Fund shareholders) or (2) cast its votes, as an interestholder of the Master Portfolio, in proportion to the votes received by the Master Portfolio from all other interestholders of the Master Portfolio.

Certain policies of the Master Portfolio that are non-fundamental may be changed by vote of a majority of MIP's Trustees without interestholder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the Fund may elect to change its objective or policies to correspond to those of the Master Portfolio. The Fund also may elect to redeem its interests in the Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its objective. In the latter case, the Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Fund will provide shareholders with 30-days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.


                             DIRECTORS AND OFFICERS


The Board of Directors of the Fund is responsible for managing the Fund's business and affairs. Directors and officers of the Fund, together with information as to their principal business occupations during the last five years, and other information are shown below. Each director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 63 mutual funds ("Strong Funds"). All of the Directors who are not directors, officers, or employees of Strong Capital Management, Inc. ("Strong"), or any affiliated company of Strong ("disinterested directors") have also formed an Independent Directors Committee and an Audit Committee.


*RICHARD S. STRONG (DOB 5/12/42), Director and Chairman of the Board of the Strong Funds.

Prior to August 1985, Mr. Strong was Chief Executive Officer of Strong, which he founded in 1974. Since August 1985, Mr. Strong has been a Security Analyst and Portfolio Manager of Strong. In October 1991, Mr. Strong also became the Chairman of Strong. Mr. Strong is a Director of Strong. Mr. Strong has been in the investment management business since 1967.

MARVIN E. NEVINS (DOB 7/9/18), Director of the Strong Funds.

Private Investor. From 1945 to 1980, Mr. Nevins was Chairman of Wisconsin Centrifugal Inc., a foundry. From 1980 until 1981, Mr. Nevins was the Chairman of the Wisconsin Association of Manufacturers & Commerce. He has been a Director of A-Life Medical, Inc., San Diego, CA since 1996 and Surface Systems, Inc. (a weather information company), St. Louis, MO since 1992. He was also a regent of the Milwaukee School of Engineering and a member of the Board of Trustees of the Medical College of Wisconsin and Carroll College.

WILLIE D. DAVIS (DOB 7/24/34), Director of the Strong Funds.


Mr. Davis has been Director of Alliance Bank since 1980, Sara Lee Corporation (a food/consumer products company) since 1983, KMart Corporation (a discount consumer products company) since 1985, Dow Chemical Company since 1988, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company) since 1990, Johnson Controls, Inc. (an industrial company) since 1992, Checker's Drive In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.) since 1994, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, and Bassett Furniture Industries, Inc. since 1997. Mr. Davis has been a trustee of the University of Chicago since 1980 and Marquette University since 1988. Since
1977, Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc. Mr. Davis was a Director of the Fireman's Fund (an insurance company) from 1975 until 1990.

STANLEY KRITZIK (DOB 1/9/30), Director and Chairman of the Audit Committee of the Strong Funds.

Mr. Kritzik has been a Partner of Metropolitan Associates since 1962, a Director of Aurora Health Care since 1987 and of Wisconsin Health Information Network since November 1997, and a member of the Board of Governors of the Snowmass Village Resort Association since October 1999. He was a Director of Health Network Ventures, Inc. from 1992 until April 2000.


WILLIAM F. VOGT (DOB 7/19/47), Director and Chairman of the Independent Directors Committee of the Strong Funds.

Mr. Vogt has been the President of Vogt Management Consulting, Inc. since 1990. From 1982 until 1990, he served as Executive Director of University Physicians of the University of Colorado. Mr. Vogt is the Past President of the Medical Group Management Association and a Fellow of the American College of Medical Practice Executives.

NEAL MALICKY (DOB 9/14/34), Director of the Strong Funds.


Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000. From July 1999 to June 2000, he served as Chancellor of Baldwin-Wallace
College. From 1981 to June 1999, he served as President of Baldwin-Wallace College. Mr. Malicky has been a Director of Aspire Learning Corporation since June 2000. He is a Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community Justice and President of the Reserve Homeowners Association. He is also the Past President of the National Association of Schools and Colleges of the United Methodist Church, the Past Chairperson of the Association of Independent Colleges and Universities of Ohio, and the Past Secretary of the National Association of Independent Colleges and Universities.

ELIZABETH N. COHERNOUR (DOB 4/26/50), Vice President and Secretary of the Strong Funds.

Ms. Cohernour has been Senior Vice President, General Counsel, Secretary, and Chief Compliance Officer of Strong since August 2000. Ms. Cohernour has been Senior Vice President and General Counsel of Strong since February 2000. From February 1999 until January 2000, Ms. Cohernour acted as Counsel to MFP Investors. From May 1988 to February 1999, Ms. Cohernour acted as General Counsel and Vice President to Franklin Mutual Advisers, Inc.

CATHLEEN A. EBACHER (DOB 11/9/62), Vice President and Assistant Secretary of the Strong Funds.

Ms. Ebacher has been Vice President, Senior Counsel, and Assistant Secretary of Strong since August 2000. Ms. Ebacher has been Senior Counsel of Strong since December 1997. From November 1996 until December 1997, Ms. Ebacher acted as Associate Counsel to Strong. From May 1992 until November 1996, Ms. Ebacher acted as Corporate Counsel to Carson Pirie Scott & Co., a department store retailer. From June 1989 until May 1992, Ms. Ebacher was an attorney for Reinhart, Boerner, Van Deuren, Norris & Rieselbach, s.c., a Milwaukee law firm.

RHONDA K. HAIGHT (DOB 11/13/64), Assistant Treasurer of the Strong Funds.

Ms. Haight has been Manager of the Mutual Fund Accounting Department of Strong since January 1994. From May 1990 to January 1994, Ms. Haight was a supervisor in the Mutual Fund Accounting Department of Strong. From June 1987 to May 1990, Ms. Haight was a Mutual Fund Accountant of Strong

SUSAN A. HOLLISTER (DOB 7/8/68), Vice President and Assistant Secretary of the Strong Funds.

Ms. Hollister has been Vice President, Associate Counsel, and Assistant Secretary of Strong since August 2000. Ms. Hollister has been Associate Counsel of Strong since July 1999. From August 1996 until May 1999, Ms. Hollister completed a Juris Doctor at the University of Wisconsin Law School. From December 1993 until August 1996, Ms. Hollister was Deposit Operations Supervisor for First Federal Savings Bank, La Crosse - Madison.


DENNIS A. WALLESTAD (DOB 11/3/62), Vice President of the Strong Funds.


Mr. Wallestad has been Director of Finance and Operations and Senior Vice President of Strong since November 1999. Mr. Wallestad has been Director of
Finance and Operations of Strong since February 1999. From April 1997 to February 1999, Mr. Wallestad was the Chief Financial Officer of The Ziegler Companies, Inc. From November 1996 to April 1997, Mr. Wallestad was the Chief Administrative Officer of Calamos Asset Management, Inc. From July 1994 to November 1996, Mr. Wallestad was Chief Financial Officer for Firstar Trust and Investments Group. From September 1991 to June 1994 and from September 1985 to August 1989, Mr. Wallestad was an Audit Manager for Arthur Andersen & Co., LLP in Milwaukee. Mr. Wallestad completed a Masters of Accountancy from the University of Oklahoma from September 1989 to August 1991.


JOHN W. WIDMER (DOB 1/19/65), Treasurer of the Strong Funds.


Mr. Widmer has been Treasurer of Strong since April 1999. From May 1997 to January 2000, Mr. Widmer was the Manager of Financial Management and Sales Reporting Systems. From May 1992 to May 1997, Mr. Widmer was an Accounting and Business Advisory Manager in the Milwaukee office of Arthur Andersen LLP. From June 1987 to May 1992, Mr. Widmer was an accountant at Arthur Andersen LLP.

THOMAS M. ZOELLER (DOB 2/21/64), Vice President of the Strong Funds.

Mr. Zoeller has been Senior Vice President and Chief Financial Officer of Strong since February 1998 and a member of the Office of the Chief Executive since November 1998. From October 1991 to February 1998, Mr. Zoeller was the Treasurer and Controller of Strong, and from August 1991 to October 1991, he was the Controller. From August 1989 to August 1991, Mr. Zoeller was the Assistant Controller of Strong. From September 1986 to August 1989, Mr. Zoeller was a Senior Accountant at Arthur Andersen & Co.

Except for Messrs. Nevins, Davis, Kritzik, Vogt, and Malicky, the address of all of the above persons is P.O. Box 2936, Milwaukee, WI 53201. Mr. Nevins' address is 6075 Pelican Bay Boulevard #1006, Naples, FL 34108. Mr. Davis' address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, P.O. Box 92547, Milwaukee, WI 53202-0547. Mr. Vogt's address is 55 North Holden Road, P.O. Box 7657, Avon, CO 81620. Mr. Malicky's address is 518 Bishop Place, Berea, OH 44017.

                          Aggregate Compensation Table
                 for the Fiscal Year Ended December 31, 2000(1)

                                                                   DIRECTOR(2)

                             -----------------------------------------------------------------------------------------


FUND                         Willie D. Davis   Stanley           Neal Malicky    Marvin E. Nevins   William F.
                                               Kritzik(3)                                           Vogt(4)

---------------------------- ----------------- ----------------- --------------- ------------------ ------------------

Strong Index 500 Fund             $701              $704              $701            $701               $770
Strong Funds(5)               $117,094          $117,360           $98,490        $114,194           $126,368

(1) Aggregate compensation includes compensation for service by the disinterested directors on the Board of Directors, Independent Directors Committee, and Audit Committee. Each disinterested director is also reimbursed by the Fund for travel and other expenses incurred in connection with each of their attendance at regular and special meetings.
(2) Interested directors, officers, and employees of the Fund receive no compensation or expense reimbursement from the Fund.
(3) Aggregate compensation paid to Mr. Kritzik includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Audit Committee.
(4) Aggregate compensation paid to Mr. Vogt includes an amount in addition to that paid to other disinterested directors in return for his service as Chairman of the Fund's Independent Directors Committee.
(5) The Strong Funds include 27 registered open-end management investment companies consisting of 63 mutual funds, including both the Strong Funds and the Strong Advisor Funds. Aggregate compensation includes the amount paid to the Directors by the Strong Funds during each of their most recently completed 12-month fiscal period.

Unless otherwise noted below, as of March 31, 2001, the officers and directors of the Fund in the aggregate beneficially owned less than 1% of the Fund's then outstanding shares.


                 FUND                                   SHARES                                 PERCENT
---------------------------------------- -------------------------------------- --------------------------------------
None

                             PRINCIPAL SHAREHOLDERS


Unless otherwise noted below, as of March 31, 2001 no persons owned of record or are known to own of record or beneficially more than 5% of the Fund's then outstanding shares.


    NAME AND ADDRESS                                    SHARES                                 PERCENT
---------------------------------------- -------------------------------------- --------------------------------------

Emre & Co.                                             4,801,008                                 35.88%
FBO Strong Retirement Omnibus
P.O. Box 1408
Milwaukee, WI 53201-1408


                               INVESTMENT ADVISOR


The advisor to the Master Portfolio is Barclays Global Fund Advisors ("BGFA"). BGFA is an indirect subsidiary of Barclays Bank PLC. Pursuant to an Investment Advisory Contract ("Advisory Contract") with the Master Portfolio, BGFA provides investment guidance and policy direction in connection with the management of the Master Portfolio's assets. Pursuant to the Advisory Contract, BGFA furnishes to the Master Portfolio's Boards of Trustees periodic reports on the investment strategy and performance of the Master Portfolio. The Advisory Contract is required to be approved annually (i) by the holders of a majority of the Master Portfolio's outstanding voting securities or by the Master Portfolio's Boards of Trustees and (ii) by a majority of the Trustees of the Master Portfolio who are not parties to the Advisory Contract or "interested persons" (as defined in the 1940 Act) of any such party. The Advisory Contract may be terminated on 60-days' written notice by either party and will terminate automatically if assigned.


BGFA is entitled to receive monthly fees at the annual rate of 0.05% of the average daily net assets of the Master Portfolio as compensation for its advisory services to the Master Portfolio. The Advisory Contract provides that the advisory fee is accrued daily and paid monthly. This advisory fee is an expense of the Master Portfolio borne proportionately by its interestholders, such as the Fund.


BGFA has agreed to provide to the Master Portfolio, among other things, money market security and fixed-income research, analysis, and statistical and economic data and information concerning interest-rate and security-market trends, portfolio composition, credit conditions, and average maturities of the Master Portfolio's investment portfolio.


The Fund paid the following management fees for the time period indicated:

                                                                                                  MANAGEMENT FEE
 FISCAL PERIOD ENDED                   MANAGEMENT FEE ($)            WAIVER($) BY BGFA            AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

  2/28/98(1)                                5,726                            0                        5,726
  2/28/99                                  37,485                            0                       37,485
 12/31/99(2)                               69,891                            0                       69,891
 12/31/00                                  91,457                            0                       91,457


(1)  For the nine-month fiscal period ended February 28, 1998.
(2)  For the ten-month fiscal period ended December 31, 1999.


The Master Portfolio paid the following management fees for the time period indicated:



                                                                                                MANAGEMENT FEE
 FISCAL YEAR ENDED                    MANAGEMENT FEE ($)            WAIVER($) BY BGFA            AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

  2/28/98                                  939,051                          0                      939,051
  2/28/99                                1,353,414                          0                    1,353,414
 12/31/99(1)                             1,821,793                          0                    1,821,793
 12/31/00                                1,961,851                          0                    1,961,851




(1)  For the ten-month fiscal period ended December 31, 1999.


BFGA, along with Barclays Global Investors, N.A. and Barclays Global Investors Services, (collectively, "Barclays") has adopted a Code of Ethics ("Barclays Code") that governs the personal trading activities of all "Access Persons" of Barclays. Access Persons include all U.S. employees whose group participates in making securities purchase and sell recommendations or may have access to timely and material information concerning Barclays' securities transactions and the directors and officers of BFGA and Barclays Global Investors Services.

Under the Barclays Code, all employees are prohibited from (1) engaging in insider trading or tipping and (2) conducting personal securities transactions that are considered parallel trading, front running, and shadowing. Employees must also (1) disclose and provide an annual certification of all personal accounts and securities transactions, (2) preclear transactions in initial public offerings, private placements, options, and futures, and (3) hold securities including options and futures for a minimum of 60 days. In addition, employees are restricted from trading securities in selected indexes during a designated blackout period during which those indexes are undergoing major scheduled reconstitution. Access Persons are required to (1) provide a list of securities holdings on their first day of employment and, thereafter, within 10 calendar days of opening a personal account, (2) provide transaction information until duplicate confirmations and statements are received, (3) if the Access Persons' group participates in making securities purchase or sell recommendations or has timely and material knowledge of Barclays' securities transactions, preclear their personal securities transactions, and (4) if the Access Persons' group has access to information relating to Barclays' securities transactions, provide prior notification of their securities transactions. However, Access Persons are not required to pre-clear or provide prior notification of their securities transactions (1) if the transactions are in (a) accounts managed by a registered investment advisor for which full discretion has been granted, (b) automatic dividend reinvestment plans, or (c) periodic stock purchase plans, or (2) when selling or exercising rights obtained as a shareholder in an issue.

MIP has adopted a code of ethics (" Master Portfolio Code") that contains policies on personal securities transactions by "access persons." The Master Portfolio Code, among other things, permits access persons to invest in certain securities, subject to various restrictions and requirements. More specifically, the Master Portfolio Code either prohibits access persons from purchasing or selling securities that may be purchased or held by the Master Portfolio or other master portfolios of MIP (collectively, "other master portfolios") or permits such access persons to purchase or sell such securities, subject to certain restrictions. For purposes of the Master Portfolio Code, an access person means (i) a director, trustee or officer of the Master Portfolio, any of the other master portfolios, or BFGA (ii) any employee of the Master Portfolio, any of the other master portfolios, or BFGA (or any company in a control relationship to the Master Portfolio, any of the other master portfolios, or
BFGA) who, in connection makes, participates in, or obtains information about the purchase or sale of securities by the Master Portfolio or any of the other master portfolios, or whose functions relate to the making of any recommendations with respect to the purchases or sales; and (iii) any natural person in a control relationship to the Master Portfolio, any of the other master portfolios, or BFGA who obtains information concerning recommendations made to the Master Portfolio or any of the other master portfolios regarding the purchase or sale of securities. Portfolio managers and other persons who assist in the investment process are subject to additional restrictions. The above restrictions do not apply to purchases or sales of certain types of securities, including mutual fund shares, money market instruments and certain U.S. Government securities. To facilitate enforcement, the Master Portfolio Code generally requires that an access person, other than "disinterested" directors or trustees, submit reports to a designated compliance person regarding transactions involving securities which are eligible for purchase by the Master Portfolio or any of the other master portfolios.

The Fund, Strong, and the Distributor have adopted a Code of Ethics ("Code") that governs the personal trading activities of all "Access Persons" of Strong and the Distributor. Access Persons include every director and officer of Strong, the Distributor, the investment companies managed by Strong, and the Fund, as well as certain employees of Strong, and the Distributor who have access to information relating to the purchase or sale of securities by Strong on behalf of accounts managed by it. The Code is based upon the principal that such Access Persons have a fiduciary duty to place the interests of the Fund, Strong, and the Distributor's other clients ahead of their own.

The Code requires Access Persons (other than Access Persons who are independent directors of the investment companies managed by Strong, and the Fund) to, among other things, preclear their securities transactions (with limited exceptions, such as transactions in shares of mutual funds, direct obligations of the U.S. government, and certain options on broad-based securities market indexes) and to execute such transactions through Strong's trading department. The Code, which applies to all Access Persons (other than Access Persons who are independent directors of the investment companies managed by Strong, and the Fund), includes a ban on acquiring any securities in an initial public offering, other than a new offering of a registered open-end investment company, and a prohibition from profiting on short-term trading in securities. In addition, no Access Person may purchase or sell any security that is contemporaneously being purchased or sold, or to the knowledge of the Access Person, is being considered for purchase or sale, by Strong on behalf of any mutual fund or other account managed by it. Finally, the Code provides for trading "black out" periods of seven calendar days during which time Access Persons may not trade in securities that have been purchased or sold by any client for which Strong serves as an investment advisor or subadvisor, renders investment advice, makes investment decisions, or places orders through its Trading Department.


            ADMINISTRATOR AND PLACEMENT AGENT OF THE MASTER PORTFOLIO


Stephens Inc. ("Stephens") and Barclays Global Investors, N.A. ("BGI") are the Master Portfolio's co-administrators. Stephens and BGI provide the Master Portfolio with administrative services, including general supervision of the Master Portfolio's non-investment operations, coordination of the other services provided to the Master Portfolio, compilation of information for reports to the SEC and the state securities commissions, preparation of proxy statements and shareholder reports, and general supervision of data compilation in connection with preparing periodic reports to MIP's trustees and officers. Stephens also furnishes office space and certain facilities to conduct the Master Portfolio's business, and compensates MIP's Trustees, officers and employees who are affiliated with Stephens. In addition, Stephens and BGI have agreed to bear all costs of the Master Portfolio's and MIP's operations, except for extraordinary expenses, brokerage and other expenses connected with the execution of portfolio transactions and certain other expenses that are borne by the Master Portfolio such as advisory fees payable to BGFA and distribution fees, if any, payable as a result of a "defensive" distribution plan adopted by the MIP Board of Trustees pursuant to Rule 12b-1 under the 1940 Act. Stephens and BGI are not entitled to compensation for providing administration services to a Master Portfolio for so long as Stephens and BGI are entitled to compensation for providing co-administration services to a corresponding feeder fund that invests substantially all of its assets in the Master Portfolio, or either Stephens or BGI or an affiliate receives advisory fees from the Master Portfolio. BGI had delegated certain of its duties as co-administrator to Investors Bank & Trust Company ("IBT"). IBT, as sub-administrator, is compensated by BGI for performing certain administration services.

Stephens also acts as the placement agent of Master Portfolio's shares pursuant to a Placement Agency Agreement with the Master Portfolio.


                                   DISTRIBUTOR


Under a Distribution Agreement with the Fund ("Distribution Agreement"), Strong Investments, Inc. ("Distributor"), P.O. Box 2936, Milwaukee, WI 53201, acts as underwriter of the Fund's shares. The Distribution Agreement provides that the Distributor will use its best efforts to distribute the Fund's shares. The Distribution Agreement further provides that the Distributor will bear the additional costs of printing prospectuses and shareholder reports that are used for selling purposes, as well as advertising and any other costs attributable to the distribution of the Fund's shares. The Distributor is a direct subsidiary of Strong and controlled by Strong. The Distribution Agreement is subject to the same termination and renewal provisions as are described above with respect to the Advisory Agreement.


From time to time, the Distributor may hold in-house sales incentive programs for its associated persons under which these persons may receive compensation awards in connection with the sale and distribution of the Fund's shares. These awards may include items such as, but not limited to, cash, gifts, merchandise, gift certificates, and payment of travel expenses, meals, and lodging. Any in-house sales incentive program will be conducted in accordance with the rules of the National Association of Securities Dealers, Inc. ("NASD").

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of equity securities on a securities exchange usually are effected through brokers who charge a negotiated commission for their services. Commission rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or BGI. In the over- the-counter-market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

Purchases of debt securities generally are principal transactions. Debt securities normally are purchased or sold from or to dealers serving as market makers for the securities at a net price. Debt securities also may be purchased in underwritten offerings or directly from an issuer. Generally debt obligations are traded on a net basis and do not involve brokerage commissions. The cost of executing transactions in debt securities consists primarily of dealer spreads and underwriting commissions.

Under the 1940 Act, persons affiliated with the Master Portfolio are prohibited from dealing with the Master Portfolio as a principal in the purchase and sale of portfolio securities unless an exemptive order allowing such transactions is obtained from the Commission or an exemption is otherwise available. The Master Portfolio may purchase securities from underwriting syndicates of which Stephens is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act and in compliance with procedures adopted by MIP's Board of Trustees.

The Master Portfolio has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Board of Trustees, BGFA is responsible for the Master Portfolio's investment decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Master Portfolio to obtain the best overall terms taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors such as the dealer's risk in positioning the securities involved. BGFA generally seeks reasonably competitive spreads or commissions.


In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Certain of the brokers or dealers with whom the Master Portfolios may transact business offer commission rebates to the Master Portfolio. BGFA considers such rebates in assessing the best overall terms available for any transaction. BGFA may cause the Master Portfolio to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that BGFA determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of BGFA. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond, and government securities markets and the economy.


Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by BGFA and does not reduce the advisory fees payable by the Master Portfolio. MIP's Board of Trustees will periodically review the commissions paid by the Master Portfolio to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Master Portfolio. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which BGFA exercises investment discretion. Conversely, the Master Portfolio may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.


Under Section 28(e) of the Securities Exchange Act of 1934, an adviser shall not be "deemed to have acted unlawfully or to have breached its fiduciary duty" solely because under certain circumstances it has caused the account to pay a higher commission than the lowest available. To obtain the benefit of Section 28(e), an adviser must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided . . . viewed in terms of either that particular transaction or its overall responsibilities with respect to the accounts for which it exercises investment discretion and that the services provided by a broker provide an adviser with lawful and appropriate assistance in the performance of its investment decision-making responsibilities." Accordingly, the price to the Master Portfolio in any transaction may be less favorable than that available from another broker/dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered.


The portfolio turnover rate for the Master Portfolio generally is not expected to exceed 50%. This portfolio turnover rate will not be a limiting factor when BGFA deems portfolio changes appropriate.

The Master Portfolio paid the following brokerage commissions for the time periods indicated below. None of these brokerage commissions were paid to affiliated brokers.

FISCAL YEAR ENDED                             BROKERAGE COMMISSIONS ($)
---------------------------------- ---------------------------------------------

  2/28/98(1)                                        112,100
  2/28/99                                           366,484
 12/31/99(2)                                        271,962
 12/31/00                                           472,908

(1)  For the nine-month fiscal period ended February 29, 1998.
(2)  For the ten-month fiscal period ended December 31, 1999.


Unless otherwise noted below, the Master Portfolio has not acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents.


      REGULAR BROKER OR DEALER (OR PARENT) ISSUER             VALUE OF SECURITIES OWNED AS OF DECEMBER 31, 2000

------------------------------------------------------------ ---------------------------------------------------------
None

                  CUSTODIAN AND FUND ACCOUNTING SERVICES AGENT

Investors Bank & Trust Company ("IBT") located at 200 Clarendon Street, Boston, MA 02111, serves as custodian of the assets of the Fund and Master Portfolio. As a result, IBT has custody of all securities and cash of the Fund and the Master Portfolio, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Fund and the Master Portfolio. The custodian is in no way responsible for any of the investment policies or decisions of the Fund and the Master Portfolio. IBT also acts as the Fund's Accounting Services Agent.

                FUND TRANSFER AGENT AND DIVIDEND DISBURSING AGENT


Strong Capital Management Inc. ("Strong"), P.O. Box 2936, Milwaukee, WI 53201, acts as transfer agent and dividend-disbursing agent for the Fund. Strong is compensated as follows:


-------------------------------------- -------------------------------------------------------------------------------

        FUND TYPE/SHARE CLASS                                              FEE(1)

-------------------------------------- -------------------------------------------------------------------------------
Money Funds and Investor Class         $32.50 annual open account fee, $4.20 annual closed account fee.
shares of Money Funds
-------------------------------------- -------------------------------------------------------------------------------

Advisor Class shares of Money          0.20% of the average daily net asset value of all Advisor Class shares.
Funds(2)

-------------------------------------- -------------------------------------------------------------------------------

Institutional Class shares of Money    0.015% of the average daily net asset value of all Institutional Class shares.
Funds

-------------------------------------- -------------------------------------------------------------------------------
Income Funds and Investor Class        $31.50 annual open account fee, $4.20 annual closed account fee.
shares of Income Funds
-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Income Funds   0.20% of the average daily net asset value of all Advisor Class shares.
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Income   0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------

Equity Funds and Investor Class        $21.75 annual open account fee, $4.20 annual closed account fee.
shares of Equity Funds(3)

-------------------------------------- -------------------------------------------------------------------------------
Advisor Class shares of Equity Funds   0.20% of the average daily net asset value of all Advisor Class shares.
-------------------------------------- -------------------------------------------------------------------------------
Institutional Class shares of Equity   0.015% of the average daily net asset value of all Institutional Class shares.
Funds
-------------------------------------- -------------------------------------------------------------------------------


(1) Plus out-of-pocket expenses, such as postage and printing expenses in connection with shareholder communications.

(2) Excluding the Strong Heritage Money Fund. The fee for the Heritage Money Fund is 0.015% of the average daily net asset value of all Advisor Class shares.

(3) Excluding the Strong Endeavor Fund. The annual open account fee for the Endeavor Fund is $27.00 and the annual closed account fee is $4.20.


From time to time, the Fund, directly or indirectly through arrangements with Strong, and/or Strong may pay amounts to third parties that provide transfer agent type services and other administrative services relating to the Fund to persons who beneficially own interests in the Fund, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent type activities, answering inquiries relating to the Fund, transmitting proxy statements, annual reports, updated prospectuses, other communications regarding the Fund, and related services as the Fund or beneficial owners may reasonably request. In such cases, the Fund will not pay fees based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying Strong for providing these services to Fund shareholders.

On July 12, 1994, the SEC filed an administrative action ("Order") against Strong, Mr. Strong, and another employee of Strong in connection with conduct that occurred between 1987 and early 1990. In re Strong/Corneliuson Capital Management, Inc., et al. Admin. Proc. File No. 3-8411. The proceeding was settled by consent without admitting or denying the allegations in the Order. The Order found that Strong and Mr. Strong aided and abetted violations of
Section 17(a) of the 1940 Act by effecting trades between mutual funds, and between mutual funds and Harbour Investments Ltd. ("Harbour"), without complying with the exemptive provisions of SEC Rule 17a-7 or otherwise obtaining an exemption. It further found that Strong violated, and Mr. Strong aided and abetted violations of, the disclosure provisions of the 1940 Act and the Investment Advisers Act of 1940 by misrepresenting Strong's policy on personal trading and by failing to disclose trading by Harbour, an entity in which principals of Strong owned between 18 and 25 percent of the voting stock. As part of the settlement, the respondents agreed to a censure and a cease and desist order and Strong agreed to various undertakings, including adoption of certain procedures and a limitation for six months on accepting certain types of new advisory clients.

On June 6, 1996, the Department of Labor ("DOL") filed an action against Strong for equitable relief alleging violations of the Employee Retirement Income Security Act of 1974 ("ERISA") in connection with cross trades that occurred between 1987 and late 1989 involving certain pension accounts managed by Strong. Contemporaneous with this filing, Strong, without admitting or denying the DOL's allegations, agreed to the entry of a consent judgment resolving all matters relating to the allegations. Reich v. Strong Capital Management, Inc., (U.S.D.C. E.D. WI) ("Consent Judgment"). Under the terms of the Consent Judgment, Strong agreed to reimburse the affected accounts a total of $5.9 million. The settlement did not have any material impact on Strong's financial position or operations.


The organizational expenses for the Fund, which were advanced by Strong and which will be reimbursed by the Fund over a period of not more than 60 months from the Fund's date of inception, are listed below.


 FUND                                     ORGANIZATIONAL EXPENSES
------------------------------ -------------------------------------------------
Strong Index 500 Fund                          $23,981

The Fund paid the following amounts for the time periods indicated for transfer agency and dividend disbursing and printing and mailing services:


 FISCAL YEAR ENDED       PER ACCOUNT       OUT-OF-POCKET     PRINTING/MAILING                       TOTAL COST AFTER
                         CHARGES ($)        EXPENSES ($)       SERVICES ($)         WAIVER ($)         WAIVER ($)
--------------------- ------------------ ------------------- ------------------ ------------------- ------------------

  2/28/98(1)                  21,551              5,731                 720              7,642              20,360
  2/28/99                    171,812             32,549               2,643             62,806             144,198
 12/31/99(2)                 369,998             33,144               1,690             26,400             378,432
 12/31/00                    549,977             28,963               1,110             12,974             567,076

(1)  For the nine-month fiscal period ended February 28, 1998.
(2)  For the ten-month fiscal period ended December 31, 1999.


          MASTER PORTFOLIO TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, MA 02111, acts as transfer agent and dividend-disbursing agent for the Master Portfolio.

                        FUND SHAREHOLDER SERVICING AGENT

Under a Shareholder Servicing Agreement with the Fund dated April 30, 1997, Strong acts as shareholder servicing agent for the Fund. As shareholder servicing agent, Strong provides personal services to the Fund's shareholders and maintains the Fund's shareholder accounts. Such services include, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Fund's shares may be effected, and certain other matters pertaining to the Fund; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses;
(iii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Fund's transfer agent; (iv) transmitting shareholders' purchase and redemption orders to the Fund's transfer agent; (v) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares of the Fund; (vi) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (vii) informing the distributor of the Fund of the gross amount of purchase and redemption orders for the Fund's shares; (viii) monitoring the activities of the Fund's transfer agent related to shareholders' accounts, and to statements, confirmations or other reports furnished to shareholders by the Fund's transfer agent; and (ix) providing such other related services as the Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

As compensation for its services, the Fund pays Strong a monthly fee based on a percentage of the Fund's average daily net asset value. The annual rate is 0.25%. From time to time, Strong may voluntarily waive all or a portion of its shareholder servicing fee and/or absorb certain Fund expenses without further notification of the commencement or termination of such waiver or absorption. Any such waiver or absorption will temporarily lower the Fund's overall expense ratio and increase the Fund's overall return to investors.

The Fund paid the following servicing fees for the time periods indicated:


                                                                                                 SERVICING FEE
      FISCAL YEAR ENDED              SERVICING FEE ($)          WAIVER ($) BY STRONG           AFTER WAIVER ($)
------------------------------- ---------------------------- ---------------------------- ----------------------------

         2/28/98(1)                       28,770                       28,770                            0
         2/28/99                         189,339                       77,525                      111,814
        12/31/99(2)                      348,349                      239,117                      109,232
        12/31/00                         452,228                      349,791                      102,437

(1)  For the nine-month fiscal period ended February 28, 1998.
(2)  For the ten-month fiscal period ended December 31, 1999.


                                      TAXES

GENERAL

The Fund intends to qualify annually for treatment as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, ("IRC"). If so qualified, the Fund will not be liable for federal income tax on earnings and gains distributed to its shareholders in a timely manner. This qualification does not involve government supervision of the Fund's management practices or policies. The following federal tax discussion is intended to provide you with an overview of the impact of federal income tax provisions on the Fund or its shareholders. These tax provisions are subject to change by legislative or administrative action at the federal, state, or local level, and any changes may be applied retroactively. Any such action that limits or restricts the Fund's current ability to pass-through earnings without taxation at the Fund level, or otherwise materially changes the Fund's tax treatment, could adversely affect the value of a shareholder's investment in the Fund. Because the Fund's taxes are a complex matter, you should consult your tax adviser for more detailed information concerning the taxation of the Fund and the federal, state, and local tax consequences to shareholders of an investment in the Fund.


In order to qualify for treatment as a RIC under the IRC, the Fund must distribute to its shareholders for each taxable year at least 90% of its
investment  company  taxable  income   (consisting   generally  of  taxable  net
investment income, net short-term capital gains, and net gains from certain foreign currency transactions, if applicable) ("Distribution Requirement") and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities (or foreign currencies if applicable) or other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer. There is a 30-day period after the end of each calendar year quarter in which to cure any non-compliance with these requirements.


If Fund shares are sold at a loss after being held for 12 months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

The Fund's distributions are taxable in the year they are paid, whether they are taken in cash or reinvested in additional shares, except that certain distributions declared in the last three months of the year and paid in January are taxable as if paid on December 31.


The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund may make additional distributions if necessary to avoid imposition of the Excise Tax on undistributed income and gains.


From time to time, BGFA may find it necessary to make certain types of investments for the purpose of ensuring that the Master Portfolio, and therefore the Fund, continues to qualify for treatment as a RIC under the Code. For purposes of complying with these qualification requirements the Fund will be deemed to own a proportionate share of the Master Portfolio.


PASS-THROUGH INCOME TAX EXEMPTION

Most state laws provide a pass-through to mutual fund shareholders of the state and local income tax exemption afforded owners of direct U.S. government obligations. You will be notified annually of the percentage of a Fund's income that is derived from U.S. government securities.


                        DETERMINATION OF NET ASSET VALUE


Generally, when an investor makes any purchases, sales, or exchanges, the price of the investor's shares will be the net asset value ("NAV") next determined after the transfer agent receives a request in proper form (which includes receipt of all necessary and appropriate documentation and subject to available funds). If the transfer agent receives such a request prior to the close of the New York Stock Exchange ("NYSE") on a day on which the NYSE is open, the share price will be the NAV determined that day. The NAV for each Fund or each class of shares is normally determined as of 3:00 p.m. Central Time ("CT") each day the NYSE is open. The NYSE is open for trading Monday through Friday except New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The Fund reserves the right to change the time at which purchases, redemptions, and exchanges are priced if the NYSE closes at a time other than 3:00 p.m. CT or if an emergency exists. The NAV of each Fund or of each class of shares of a Fund is calculated by taking the fair value of the Fund's total assets attributable to that Fund or class, subtracting all its liabilities attributable to that Fund or class, and dividing by the total number of shares outstanding of that Fund or class. Expenses are accrued daily and applied when determining the NAV. The Fund's portfolio securities are valued based on market quotations or at fair value as determined by the method selected by the Fund's Board of Directors.


                       ADDITIONAL SHAREHOLDER INFORMATION


BROKERS RECEIPT OF PURCHASE AND REDEMPTION ORDERS

The Fund has authorized certain brokers to accept purchase and redemption orders on the Fund's behalf. These brokers are, in turn, authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Purchase and redemption orders received in this manner will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.


DEPOSIT OF UNSPECIFIED CHECKS

When you do not clearly indicate the Fund you would like to purchase, we will deposit your investment check into the Strong Money Market Fund and attempt to contact you to clarify your investment decision. We will mail you a letter, in addition to your confirmation statement, to confirm the purchase of the Strong Money Market Fund and provide you with your investment options. Unless you later direct Strong to purchase shares of another Strong Fund (see the "Exchange Option" in your prospectus) or redeem shares of the Strong Money Market Fund and return the proceeds to you (see the "Redemption Option" in your prospectus), we will treat your inaction as approval of the purchase and your investment will remain in the Strong Money Market Fund.

DOLLAR COST AVERAGING

Strong Funds' Automatic Investment Plan, Payroll Direct Deposit Plan, and Automatic Exchange Plan are methods of implementing dollar cost averaging. Dollar cost averaging is an investment strategy that involves investing a fixed amount of money at regular time intervals. By always investing the same set amount, an investor will be purchasing more shares when the price is low and fewer shares when the price is high. Ultimately, by using this principle in conjunction with fluctuations in share price, an investor's average cost per share may be less than the average transaction price. A program of regular investment cannot ensure a profit or protect against a loss during declining markets. Since such a program involves continuous investment regardless of fluctuating share values, investors should consider their ability to continue the program through periods of both low and high share-price levels. These methods are unavailable for Institutional Class accounts.

FEE WAIVERS

The Fund reserves the right to waive some or all fees in certain conditions where the application of the fee would not serve its purpose.

FINANCIAL INTERMEDIARIES

If an investor purchases or redeems shares of the Fund through a financial intermediary, certain features of the Fund relating to such transactions may not be available or may be modified. In addition, certain operational policies of the Fund, including those related to settlement and dividend accrual, may vary from those applicable to direct shareholders of the Fund and may vary among intermediaries. Please consult your financial intermediary for more information regarding these matters. In addition, the Fund may pay, directly or indirectly through arrangements with Strong, amounts to financial intermediaries that provide transfer agent type and/or other administrative services to their customers. The Fund will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Fund; however, Strong may pay to the financial intermediary amounts in excess of such limitation out of its own profits. Certain financial intermediaries may charge an advisory, transaction, or other fee for their services. Investors will not be charged for such fees if investors purchase or redeem Fund shares directly from the Fund without the intervention of a financial intermediary.

FUND REDEMPTIONS

Shareholders (except Advisor and Institutional Class shareholders) can gain access to the money in their accounts by selling (also called redeeming) some or all of their shares by mail, telephone, computer, automatic withdrawals, through a broker-dealer, or by writing a check (assuming these options are available for the Fund and all the appropriate documents and requirements have been met for these account options). Advisor and Institutional Class shareholders may redeem some or all of their shares by telephone or by faxing a written request. After a redemption request is processed, the proceeds from the sale will normally be sent on the next business day but, in any event, no more than seven days later.

MOVING ACCOUNT OPTIONS AND INFORMATION

When establishing a new account (other than an Institutional Class account) by exchanging funds from an existing Strong Funds account, some account options (such as the exchange option, Express PurchaseSM, and the redemption option), if existing on the account from which money is exchanged, will automatically be made available on the new account unless the shareholder indicates otherwise, or the option is not available on the new account. Subject to applicable Strong Funds policies, other account options, including automatic investment, automatic exchange, and systematic withdrawal, may be moved to the new account at the request of the shareholder. These options are not available for Institutional Class accounts. If allowed by Strong Funds policies (i) once the account options are established on the new account, the shareholder may modify or amend the options, and (ii) account options may be moved or added from one existing account to another new or existing account. Account information, such as the shareholder's address of record and social security number, will be copied from the existing account to the new account.

PROMOTIONAL ITEMS

From time to time, Strong and/or the Distributor may give de minimis gifts or other immaterial consideration to investors who open new accounts or add to existing accounts with the Strong Funds. In addition, from time to time, Strong and/or the Distributor, alone or with other entities or persons, may sponsor, participate in conducting, or be involved with sweepstakes, give-aways, contests, incentive promotions, or other similar programs ("Give-Aways"). This is done in order to, among other reasons, increase the number of users of and visits to the Fund's Internet web site. As part of the Give-Aways, persons may receive cash or other awards including without limitation, gifts, merchandise, gift certificates, travel, meals, and lodging. Under Strong's and the Distributor's standard rules for Give-Aways, their employees, subsidiaries, advertising and promotion agencies, and members of their immediate families are not eligible to enter the Give-Aways.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the Fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the assets of the Fund. If Strong determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other financial assets, valued for this purpose as they are valued in computing the NAV for the Fund's shares (a "redemption in kind"). Shareholders receiving securities or other financial assets in a redemption in kind may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences. If you expect to make a redemption in excess of the lesser of $250,000 or 1% of the Fund's assets during any 90-day period and would like to avoid any possibility of being paid with securities in kind, you may do so by providing Strong Funds with an unconditional instruction to redeem at least 15 calendar days prior to the date on which the redemption transaction is to occur, specifying the dollar amount or number of shares to be redeemed and the date of the transaction (please call 1-800-368-3863). This will provide the Fund with sufficient time to raise the cash in an orderly manner to pay the redemption and thereby minimize the effect of the redemption on the interests of the Fund's remaining shareholders.


RETIREMENT PLANS

TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (IRA): Everyone under age 70 1/2 with earned income may contribute to a tax-deferred Traditional IRA. The Strong Funds offer a prototype plan for you to establish your own Traditional IRA. You are allowed to contribute up to the lesser of $2,000 or 100% of your earned income each year to your Traditional IRA (or up to $4,000 between your Traditional IRA and your non-working spouses' Traditional IRA). Under certain circumstances, your contribution will be deductible.

ROTH IRA: Taxpayers, of any age, who have earned income and whose adjusted gross income ("AGI") does not exceed $110,000 (single) or $160,000 (joint) can contribute to a Roth IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). You are allowed to contribute up to the lesser of $2,000 or 100% of earned income each year into a Roth IRA. If you also maintain a Traditional IRA, the maximum contribution to your Roth IRA is reduced by any contributions that you make to your Traditional IRA. Distributions from a Roth IRA, if they meet certain requirements, may be federally tax free. If your AGI is $100,000 or less, you can convert your Traditional IRAs into a Roth IRA. Conversions of earnings and deductible contributions are taxable in the year of the distribution. The early distribution penalty does not apply to amounts converted to a Roth IRA even if you are under age 59 1/2.


EDUCATION IRA: Taxpayers may contribute up to $500 per year into an Education IRA for the benefit of a child under age 18. Total contributions to any one child cannot exceed $500 per year. The contributor must have adjusted income under $110,000 (single) or $160,000 (joint) to contribute to an Education IRA. Allowed contributions begin to phase-out at $95,000 (single) or $150,000 (joint). Withdrawals from the Education IRA to pay qualified higher education expenses are federally tax free. Any withdrawals in excess of higher education expenses for the year are potentially subject to tax and an additional 10% penalty.


DIRECT ROLLOVER IRA: To avoid the mandatory 20% federal withholding tax on distributions, you must transfer the qualified retirement or IRC section 403(b) plan distribution directly into an IRA. The distribution must be eligible for rollover. The amount of your Direct Rollover IRA contribution will not be included in your taxable income for the year.

SIMPLIFIED EMPLOYEE PENSION PLAN (SEP-IRA): A SEP-IRA plan allows an employer to make deductible contributions to separate IRA accounts established for each eligible employee.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN (SAR SEP-IRA): A SAR SEP-IRA plan is a type of SEP-IRA plan in which an employer may allow employees to defer part of their salaries and contribute to an IRA account. These deferrals help lower the employees' taxable income. Please note that you may no longer open new SAR SEP-IRA plans (since December 31, 1996). However, employers with SAR SEP-IRA plans that were established prior to January 1, 1997 may still open accounts for new employees.


SIMPLIFIED INCENTIVE MATCH PLAN FOR EMPLOYEES (SIMPLE-IRA): A SIMPLE-IRA plan is a retirement savings plan that allows employees to contribute a percentage of their compensation, up to $6,500, on a pre-tax basis, to a SIMPLE-IRA account. The employer is required to make annual contributions to eligible employees' accounts. All contributions grow tax-deferred.


DEFINED CONTRIBUTION PLAN: A defined contribution plan allows self-employed individuals, partners, or a corporation to provide retirement benefits for themselves and their employees. Plan types include: profit-sharing plans, money purchase pension plans, and paired plans (a combination of a profit-sharing plan and a money purchase plan).

401(K) PLAN: A 401(k) plan is a type of profit-sharing plan that allows employees to have part of their salary contributed on a pre-tax basis to a retirement plan which will earn tax-deferred income. A 401(k) plan is funded by employee contributions, employer contributions, or a combination of both.

403(B)(7) PLAN: A 403(b)(7) plan is a tax-sheltered custodial account designed to qualify under section 403(b)(7) of the IRC and is available for use by employees of certain educational, non-profit, hospital, and charitable organizations.


RIGHT OF SET-OFF

To the extent not prohibited by law, the Fund, any other Strong Fund, and Strong, each has the right to set-off against a shareholder's account balance with a Strong Fund, and redeem from such account, any debt the shareholder may owe any of these entities. This right applies even if the account is not identically registered.

SHARES IN CERTIFICATE FORM

In the discretion of the officers of the Fund, certificates may be issued for Investor Class shares held in a Fund account. Certificates will not be issued for Institutional Class or Advisor Class shares of any Fund. A shareholder will, however, have full shareholder rights whether or not a certificate is issued.

SIGNATURE GUARANTEES

A signature guarantee is designed to protect shareholders and the Fund against fraudulent transactions by unauthorized persons. In the following instances, the Fund will require a signature guarantee for all authorized owners of an account:

o when requesting distributions be sent from a Strong mutual fund account ("First Account") to any other non-Strong account ("Second Account") if the Second Account is not registered in the same names as the First Account, unless the First Account is an individual account and you are also a registered holder of the Second Account;
o when transferring the ownership of an account to another individual or organization;
o    when submitting a written redemption request for more than $100,000;
o when requesting to redeem or redeposit shares that have been issued in certificate form;
o    if requesting a certificate after opening an account;
o when requesting that redemption proceeds be sent to a different name or address than is registered on an account;
o    if adding/changing a name or adding/removing an owner on an account; and
o    if adding/changing the beneficiary on a transfer-on-death account.

A signature guarantee may be obtained from any eligible guarantor institution, as defined by the SEC. These institutions include banks, savings associations, credit unions, brokerage firms, and others. Please note that a notary public stamp or seal is not acceptable.

TELEPHONE AND ELECTRONIC EXCHANGE/REDEMPTION/PURCHASE PRIVILEGES

The Fund employs reasonable procedures to confirm that instructions communicated by telephone or electronically are genuine. The Fund may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or electronically, providing written confirmations of such transactions to the address of record, tape recording telephone instructions, and backing up electronic transactions.

                                  ORGANIZATION

The Fund is either a "Corporation" or a "Series" of common stock of a Corporation, as described in the chart below:

                                           Incorporation    Date Series    Date Class    Authorized        Par
              Corporation                      Date           Created       Created        Shares       Value ($)
----------------------------------------- ---------------- -------------- ------------- -------------- ------------


Strong Equity Funds, Inc.(1)                 12/28/90                                    Indefinite      .00001
   - Strong Growth Fund(2)                                   12/28/90                    Indefinite      .00001
       oInvestor Class(3)                                                  12/28/90      Indefinite      .00001
       oAdvisor Class                                                      02/17/00      Indefinite      .00001
       oInstitutional Class                                                02/17/00      Indefinite      .00001
   - Strong Value Fund(2)                                    11/01/95                    Indefinite      .00001
       oInvestor Class(4)                                                  11/01/95      Indefinite      .00001
   - Strong Advisor Mid Cap Growth                           10/28/96                    Indefinite      .00001
   Fund(2) (5)
       oClass A                                                            11/30/00      Indefinite      .00001
       oClass B                                                            11/30/00      Indefinite      .00001
       oClass C                                                            11/30/00      Indefinite      .00001
       oClass L                                                            11/30/00      Indefinite      .00001
       oClass Z(6)                                                         10/28/96      Indefinite      .00001
   - Strong Index 500 Fund                                   04/08/97                    Indefinite      .00001
       oInvestor Class(4)                                                  04/08/97      Indefinite      .00001
   - Strong Growth 20 Fund(2)                                06/04/97                    Indefinite      .00001
       oInvestor Class(3)                                                  06/04/97      Indefinite      .00001
       oAdvisor Class                                                      02/17/00      Indefinite      .00001
   - Strong Advisor Small Cap Value                          12/10/97                    Indefinite      .00001
   Fund(2) (7)
       oClass A                                                            11/30/00      Indefinite      .00001
       oClass B                                                            11/30/00      Indefinite      .00001
       oClass C                                                            11/30/00      Indefinite      .00001
       oClass L                                                            11/30/00      Indefinite      .00001
       oClass Z(6)                                                         12/10/97      Indefinite      .00001
   - Strong Dow 30 Value Fund(2)                             12/10/97                    Indefinite      .00001
       oInvestor Class(4)                                                  12/10/97      Indefinite      .00001
   - Strong Large Cap Core Fund(2) (8)                       05/04/98                    Indefinite      .00001
       oInvestor Class(4)                                                  05/04/98      Indefinite      .00001
   - Strong Enterprise Fund(2)                               09/15/98                    Indefinite      .00001
       oInvestor Class(3)                                                  09/15/98      Indefinite      .00001
       oAdvisor Class                                                      02/17/00      Indefinite      .00001
   - Strong Mid Cap Disciplined Fund(2)                      12/15/98                    Indefinite      .00001
       oInvestor Class(4)                                                  12/15/98      Indefinite      .00001
   -Strong U.S. Emerging Growth Fund(2)                      12/15/98                    Indefinite      .00001
       oInvestor Class(4)                                                  12/15/98      Indefinite      .00001
   -Strong Internet Fund(2)                                  12/14/99                    Indefinite      .00001
       oInvestor Class(4)                                                  12/14/99      Indefinite      .00001
   -Strong Technology 100 Fund(2)                            12/14/99                    Indefinite      .00001
       oInvestor Class(4)                                                  12/14/99      Indefinite      .00001

(1)  Prior to November 1, 1995, the  Corporation's  name was Strong Growth Fund,
     Inc.
(2)  Described in a different prospectus and SAI.
(3) Prior to February 17, 2000, the Investor Class shares were designated as common stock of the Fund.
(4) Prior to May 1, 2001, the Investor Class shares were designated as common stock of the Fund.
(5)  Prior to November 30, 2000, the Fund's name was Strong Mid Cap Growth Fund.
(6) Prior to November 30, 2000, the Class Z shares were designated as common stock of the Fund.
(7)  Prior to November  30,  2000,  the Fund's  name was Strong  Small Cap Value
     Fund.
(8)  Prior to May 1, 2001, the Fund's name was Strong Strategic Growth Fund.

The Corporation is a Wisconsin corporation that is authorized to offer separate series of shares representing interests in separate portfolios of securities, each with differing investment objectives. The shares in any one portfolio may, in turn, be offered in separate classes, each with differing preferences, limitations, or relative rights. However, the Articles of Incorporation for the Corporation provide that if additional series of shares are issued by the Corporation, such new series of shares may not affect the preferences, limitations, or relative rights of the Corporation's outstanding shares. In addition, the Board of Directors of the Corporation is authorized to allocate assets, liabilities, income, and expenses to each series and class. Classes within a series may have different expense arrangements than other classes of the same series and, accordingly, the net asset value of shares within a series may differ. Finally, all holders of shares of the Corporation may vote on each matter presented to shareholders for action except with respect to any matter that affects only one or more series or class, in which case only the shares of the affected series or class are entitled to vote. Each share of the Fund has one vote, and all shares participate equally in dividends and other capital gains distributions by the Fund and in the residual assets of the Fund in the event of liquidation. Fractional shares have the same rights proportionately as do full shares. Shares of the Corporation have no preemptive, conversion, or subscription rights. If the Corporation issues additional series, the assets belonging to each series of shares will be held separately by the custodian, and, in effect, each series will be a separate fund.


                              SHAREHOLDER MEETINGS

The Wisconsin Business Corporation Law permits registered investment companies, such as the Fund, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Fund has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Fund's Bylaws allow for a director to be removed by its shareholders with or without cause, only at a meeting called for the purpose of removing the director. Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Fund shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any director. The Secretary shall inform such shareholders of the reasonable estimated costs of preparing and mailing the notice of the meeting, and upon payment to the Fund of such costs, the Fund shall give not less than ten nor more than sixty days notice of the special meeting.

                          MASTER PORTFOLIO ORGANIZATION


The Master Portfolio is a series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 20, 1993. MIP currently consists of twelve series, including the Master Portfolio. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its investors, Trustees, officers, employees, and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declarations of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.


The interests in the Master Portfolio have substantially identical voting and other rights as those rights enumerated above for shares of the Fund. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the Fund is requested to vote on a matter with respect to the Master Portfolio, the Fund will hold a meeting of Fund shareholders and will cast its votes as instructed by such shareholders.

In a situation where the Fund does not receive instruction from certain of its shareholders on how to vote the corresponding shares of the Master Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund does receive voting instructions.

                             PERFORMANCE INFORMATION

The Strong Funds may advertise a variety of types of performance information as more fully described below. The Fund's performance is historical and past performance does not guarantee the future performance of the Fund. From time to time, Strong may agree to waive or reduce its management fee and/or to absorb certain operating expenses for the Fund. Waivers of management fees and absorption of expenses will have the effect of increasing the Fund's performance.

DISTRIBUTION RATE

The distribution rate for the Fund is computed, according to a non-standardized formula, by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

AVERAGE ANNUAL TOTAL RETURN

The Fund's average annual total return quotation is computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated by first taking a hypothetical $10,000 investment ("initial investment") in the Fund's shares on the first day of the period and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Average annual total returns reflect the impact of sales charges, if any.

TOTAL RETURN

Calculation of the Fund's total return is not subject to a standardized formula. Total return performance for a specific period is calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period. Total returns reflect the impact of sales charges, if any.

CUMULATIVE TOTAL RETURN

Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return. Cumulative total returns reflect the impact of sales charges, if any.

                                  TOTAL RETURN

INDEX 500 FUND

----------------------- --------------------- -------------------- ----------------------- --------------------------

                          Initial $10,000       Ending $ value           Cumulative             Average Annual
     Time Period             Investment        December 31, 2000        Total Return             Total Return
----------------------- --------------------- -------------------- ----------------------- --------------------------
One Year                       $10,000                 9,046               -9.54%                  -9.54%
----------------------- --------------------- -------------------- ----------------------- --------------------------
Life of Fund(1)                $10,000                17,104               71.04%                  15.76%
----------------------- --------------------- -------------------- ----------------------- --------------------------

(1)  Commenced operations on May 1, 1997.


COMPARISONS

U.S. TREASURY BILLS, NOTES, OR BONDS. Investors may want to compare the performance of the Fund to that of U.S. Treasury bills, notes, or bonds, which are issued by the U.S. Government. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities.

CERTIFICATES OF DEPOSIT. Investors may want to compare the Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of the Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.


LIPPER INC. ("LIPPER") AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, the Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper, a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.


MORNINGSTAR, INC. The Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.


OTHER SOURCES. The Fund's advertisements and supplemental sales literature may contain full or partial reprints of editorials or articles evaluating the Fund's management and performance from such sources as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Mutual Fund Magazine, Barron's, and various investment newsletters. The Fund may also include testimonials from shareholders, clients, and others that describe their experiences with the Fund, Strong, or the Distributor, including descriptions of the Fund's performance, features, and attributes and the services, tools, and assistance provided by the Fund, Strong, or the Distributor.


INDICES. The Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.


HISTORICAL ASSET CLASS RETURNS. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-capitalization stock prices generally will fluctuate more than large-capitalization stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S. Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

INVESTMENT OBJECTIVE. The Funds offer a comprehensive range of conservative to aggressive investment options. The Funds and their investment objectives are listed below.


FUND NAME                                                      INVESTMENT OBJECTIVE
---------                                                      --------------------

----------------------------------------- --------------------------------------------------------------------------
CASH MANAGEMENT
----------------------------------------- --------------------------------------------------------------------------
Strong  Advantage  Fund                   Current  income  with a very low degree of  share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong  Heritage  Money Fund              Current  income,  a stable  share price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Investors  Money Fund             Current  income,  a stable share price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong  Money  Market Fund                Current  income,  a stable  share  price,  and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal   Advantage  Fund        Federally tax-exempt  current income with a very low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal  Money Market Fund       Federally tax-exempt  current  income,  a stable share-price, and daily liquidity.
----------------------------------------- --------------------------------------------------------------------------

Strong Tax-Free Money Fund                Federally tax-exempt  current  income,  a stable share-price, and daily liquidity.

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

GROWTH AND INCOME

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong  American  Utilities  Fund         Total return by investing  for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong Balanced Fund                      High total return  consistent with reasonable risk over the long term.
----------------------------------------- --------------------------------------------------------------------------
Strong Balanced Stock Fund                Total return by investing for both income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong  Blue Chip Fund                    Total  return by  investing  for both  income and capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Energy Fund                        Total return by investing for both capital growth and income.

----------------------------------------- --------------------------------------------------------------------------
Strong Growth and Income Fund             High total return by investing for capital growth and income.
----------------------------------------- --------------------------------------------------------------------------

Strong Schafer Value Fund                 Long-term  capital appreciation principally through investment in common stocks and other equity securities. Current income is a secondary objective.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
EQUITY
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

Strong Discovery Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Dow 30 Value Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong Endeavor Fund                      Capital growth.

----------------------------------------- --------------------------------------------------------------------------
Strong Enterprise Fund                    Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Growth Fund                        Capital growth.
----------------------------------------- --------------------------------------------------------------------------




----------------------------------------- --------------------------------------------------------------------------
Strong Growth 20 Fund                     Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Index 500 Fund                     To approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S.
                                          market for publicly traded common stocks composed of the larger capitalized companies.
----------------------------------------- --------------------------------------------------------------------------
Strong Internet Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong Large Cap Core Fund                Capital growth.

----------------------------------------- --------------------------------------------------------------------------
Strong Large Cap Growth Fund              Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Mid Cap Disciplined Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong Opportunity Fund                   Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong Technology 100 Fund                Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong U.S. Emerging Growth Fund          Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Value Fund                         Capital growth.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------








INCOME


----------------------------------------- --------------------------------------------------------------------------
Strong Corporate  Bond Fund               Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Government Securities Fund         Total return by investing for a high level of current income with a moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Bond Fund               Total return by investing for a high level of current income and capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong International Bond Fund            High total return by investing for both income and capital appreciation.

----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term Bond Fund               Total return by investing for a high level of current income with a low degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term High Yield Bond Fund    Total return by  investing  for a high level of  current  income  with  a moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------

INTERNATIONAL EQUITY

----------------------------------------- --------------------------------------------------------------------------
Strong Asia Pacific Fund                  Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Foreign MajorMarketsSM Fund        Capital growth.
----------------------------------------- --------------------------------------------------------------------------

Strong International Stock Fund           Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Overseas Fund                      Capital growth.
----------------------------------------- --------------------------------------------------------------------------

----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
LIFE STAGE SERIES
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong Aggressive Portfolio               Capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Conservative Portfolio             Total return by investing primarily for income and secondarily for capital growth.
----------------------------------------- --------------------------------------------------------------------------
Strong Moderate  Portfolio                Total  return  by investing primarily for capital growth and secondarily for income.
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
MUNICIPAL INCOME
----------------------------------------- --------------------------------------------------------------------------
----------------------------------------- --------------------------------------------------------------------------
Strong High-Yield Municipal Bond Fund     Total return by investing for a high level of federally tax-exempt current income.
----------------------------------------- --------------------------------------------------------------------------
Strong Municipal Bond Fund                Total return by investing for a high level of federally tax-exempt current income with a moderate degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term High Yield Municipal    Total return by investing  for a high level of  federally  tax-exempt
Fund                                      current  income with a moderate  degree of share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------
Strong Short-Term  Municipal  Bond Fund   Total return by investing for a high level of federally tax-exempt current
                                          income with  a  low  degree  of   share-price fluctuation.
----------------------------------------- --------------------------------------------------------------------------

Strong Wisconsin  Tax-Free  Fund          Total return by investing for a high level of current income that is exempt from federal and Wisconsin  personal income taxes with a  moderate degree  of share-price fluctuation.

----------------------------------------- --------------------------------------------------------------------------



Strong serves as investment advisor to several management investment companies, some of which fund variable annuity separate accounts of certain insurance companies.


The Fund may from time to time be compared to other Strong Funds based on a risk/reward spectrum. In general, the amount of risk associated with any investment product is commensurate with that product's potential level of reward. The Strong Funds risk/reward continuum or any Fund's position on the continuum may be described or diagrammed in marketing materials. The Strong Funds risk/reward continuum positions the risk and reward potential of each Strong Fund relative to the other Strong Funds, but is not intended to position any Strong Fund relative to other mutual funds or investment products. Marketing materials may also discuss the relationship between risk and reward as it relates to an individual investor's portfolio.

TYING TIME FRAMES TO YOUR GOALS. There are many issues to consider as you make your investment decisions, including analyzing your risk tolerance, investing experience, and asset allocations. You should start to organize your investments by learning to link your many financial goals to specific time frames. Then you can begin to identify the appropriate types of investments to help meet your goals. As a general rule of thumb, the longer your time horizon, the more price fluctuation you will be able to tolerate in pursuit of higher returns. For that reason, many people with longer-term goals select stocks or long-term bonds, and many people with nearer-term goals match those up with for instance, short-term bonds. Strong developed the following suggested holding periods to help our investors set realistic expectations for both the risk and reward potential of our funds. (See table below.) Of course, time is just one element to consider when making your investment decision.

                 STRONG FUNDS SUGGESTED MINIMUM HOLDING PERIODS


   UNDER 1 YEAR                 1 TO 2 YEARS                  4 TO 7 YEARS                5 OR MORE YEARS
   ------------                 ------------                  ------------                ---------------
Heritage Money Fund          Advantage Fund               Conservative Portfolio         Aggressive Portfolio
Investors Money Fund         Municipal Advantage Fund     Corporate Bond Fund            American Utilities Fund
Money Market Fund                                         Government Securities Fund     Asia Pacific Fund
Municipal Money Market Fund     2 TO 4 YEARS              High-Yield Bond Fund           Balanced Fund
                                ------------
Tax-Free Money Fund          Short-Term Bond Fund         High-Yield Municipal Bond      Balanced Stock Fund
                             Short-Term High Yield Bond   Fund                           Blue Chip Fund
                             Fund                         International Bond Fund        Discovery Fund
                             Short-Term High Yield        Municipal Bond Fund            Dow 30 Value Fund
                             Municipal Fund               Wisconsin Tax-Free Fund        Endeavor Fund
                             Short-Term Municipal Bond                                   Energy Fund
                             Fund                                                        Enterprise Fund
                                                                                         Foreign MajorMarketsSM Fund
                                                                                         Growth Fund
                                                                                         Growth 20 Fund
                                                                                         Growth and Income Fund
                                                                                         Index 500 Fund
                                                                                         International Stock Fund
                                                                                         Internet Fund
                                                                                         Large Cap Core Fund
                                                                                         Large Cap Growth Fund
                                                                                         Mid Cap Disciplined Fund
                                                                                         Moderate Portfolio
                                                                                         Opportunity Fund
                                                                                         Overseas Fund
                                                                                         Schafer Value Fund
                                                                                         Technology 100 Fund
                                                                                         U.S. Emerging Growth Fund
                                                                                         Value Fund



PRODUCT LIFE CYCLES. Discussions of product life cycles and their potential impact on the Fund's investments may be used in advertisements and sales materials. The basic idea is that most products go through a life cycle that generally consists of an early adoption phase, a rapid growth phase, and a maturity phase. The early adoption phase generally includes the time period during which the product is first being developed and marketed. The rapid growth phase usually occurs when the general public becomes aware of the new product and sales are rising. The maturity phase generally includes the time period when the public has been aware of the product for a period of time and sales have leveled off or declined.

By identifying and investing in companies that produce or service products that are in the early adoption phase of their life cycle, it may be possible for the Fund to benefit if the product moves into a prolonged period of rapid growth that enhances the company's stock price. However, you should keep in mind that investing in a product in its early adoption phase does not provide any guarantee of profit. A product may experience a prolonged rapid growth and maturity phase without any corresponding increase in the company's stock price. In addition, different products have life cycles that may be longer or shorter than those depicted and these variations may influence whether the product has a positive effect on the company's stock price. For example, a product may not positively impact a company's stock price if it experiences an extremely short rapid growth or maturity phase because the product becomes obsolete soon after it is introduced to the general public. Other products may never move past the early adoption phase and have no impact on the company's stock price.

ADDITIONAL FUND INFORMATION

PORTFOLIO CHARACTERISTICS. In order to present a more complete picture of the Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

        Standard deviation = the square root of  (SIGMA)(xi - xm)2
                                                      -------
                                                        n-1

Where:  (SIGMA) = "the sum of",
             xi = each individual return during the time period, xm = the average return over the time period, and
              n = the number of  individual  returns during the time period.

Statistics may also be used to discuss the Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost.

Other  measures  of  volatility  and  relative   performance   may  be  used  as
appropriate. However, all such measures will fluctuate and do not represent future results.

                               GENERAL INFORMATION

BUSINESS PHILOSOPHY

Strong is an independent, Midwestern-based investment advisor, owned by professionals active in its management. Recognizing that investors are the focus of its business, Strong strives for excellence both in investment management and in the service provided to investors. This commitment affects many aspects of the business, including professional staffing, product development, investment management, and service delivery.

The increasing complexity of the capital markets requires specialized skills and processes for each asset class and style. Therefore, Strong believes that active management should produce greater returns than a passively managed index. Strong has brought together a group of top-flight investment professionals with diverse product expertise, and each concentrates on their investment specialty. Strong believes that people are the firm's most important asset. For this reason, continuity of professionals is critical to the firm's long-term success.

INVESTMENT ENVIRONMENT

Discussions of economic, social, and political conditions and their impact on the Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

EIGHT BASIC PRINCIPLES FOR SUCCESSFUL MUTUAL FUND INVESTING


These common sense rules are followed by many successful investors. They make sense for beginners, too. If you have a question on these principles, or would like to discuss them with us, please contact us at 1-800-368-3863.



1. HAVE A PLAN - even a simple plan can help you take control of your financial future. Review your plan once a year, or if your circumstances change.

2. START INVESTING AS SOON AS POSSIBLE. Make time a valuable ally. Let it put the power of compounding to work for you, while helping to reduce your potential investment risk.

3. DIVERSIFY YOUR PORTFOLIO. By investing in different asset classes - stocks, bonds, and cash - you help protect against poor performance in one type of investment while including investments most likely to help you achieve your important goals.

4. INVEST REGULARLY. Investing is a process, not a one-time event. By investing regularly over the long term, you reduce the impact of short-term market gyrations, and you attend to your long-term plan before you're tempted to spend those assets on short-term needs.

5. MAINTAIN A LONG-TERM PERSPECTIVE. For most individuals, the best discipline is staying invested as market conditions change. Reactive, emotional investment decisions are all too often a source of regret - and principal loss.

6. CONSIDER STOCKS TO HELP ACHIEVE MAJOR LONG-TERM GOALS. Over time, stocks have provided the more powerful returns needed to help the value of your investments stay well ahead of inflation.

7. KEEP A COMFORTABLE AMOUNT OF CASH IN YOUR PORTFOLIO. To meet current needs, including emergencies, use a money market fund or a bank account - not your long-term investment assets.

8. KNOW WHAT YOU'RE BUYING. Make sure you understand the potential risks and rewards associated with each of your investments. Ask questions...request information...make up your own mind. And choose a fund company that helps you make informed investment decisions.

STRONG RETIREMENT PLAN SERVICES

Strong Retirement Plan Services offers a full menu of high quality, affordable retirement plan options, including traditional money purchase pension and profit sharing plans, 401(k) plans, simplified employee pension plans, salary reduction plans, Keoghs, and 403(b) plans. Retirement plan specialists are available to help companies determine which type of retirement plan may be appropriate for their particular situation.



TURNKEY APPROACH. The retirement plans offered by Strong are designed to be streamlined and simple to administer. To this end, Strong has invested heavily in the equipment, systems, technology, and people necessary to adopt or convert a plan, and to keep it running smoothly. Strong provides all aspects of the plan, including plan design, administration, recordkeeping, and investment management. To streamline plan design, Strong provides customizable IRS-approved prototype documents. Strong's services also include annual government reporting and testing as well as daily valuation of each participant's account. This structure is intended to eliminate the confusion and complication often associated with dealing with multiple vendors. It is also designed to save plan sponsors time and expense.

Strong strives to provide one-stop retirement savings programs that combine the advantages of proven investment management, flexible plan design, and a wide range of investment options.

RETIREMENT OPTIONS. Strong works closely with plan sponsors to design a comprehensive retirement program. The open architecture design of the plans allows for the use of the family of mutual funds managed by Strong as well as a stable asset value option. Large company plans may supplement these options with their company stock (if publicly traded) or funds from other well-known mutual fund families.

EDUCATION. Participant education and communication are key to the success of any retirement program, and therefore are two of the most important services that Strong provides. Strong's goal is twofold: to make sure that plan participants fully understand their options and to educate them about the lifelong investment process. To this end, Strong provides attractive, readable print materials that are supplemented with audio and video tapes and retirement education programs. Strong will work with plan sponsors to identify participants' education needs.

SERVICE. Strong's goal is to provide a world class level of service through the use of experienced retirement plan professionals and advanced technology. One aspect of that service is an experienced, knowledgeable team that provides ongoing support for plan sponsors, both at adoption or conversion and throughout the life of a plan. Strong is committed to delivering accurate and timely information, evidenced by straightforward, complete, and understandable reports, participant account statements, and plan summaries. Strong invests in the latest technology in order to provide plan sponsors and participants with superior service.

Strong has designed both "high-tech" and "high-touch" systems, providing an automated telephone system and Internet access as well as professional personal contact. Participants can access daily account information, conduct transactions, or have questions answered in the way that is most comfortable for them.

STRONG FINANCIAL INTERMEDIARY GROUP

The Strong Financial Intermediary Group is dedicated to helping financial advisors better serve their clients. Financial advisors receive regular updates on the mutual funds managed by Strong, access to portfolio managers through special conference calls, consolidated mailings of duplicate confirmation statements, access to Strong's network of regional representatives, and other specialized services. For more information on the Strong Financial Intermediary Group, call 1-800-368-1683.

                              INDEPENDENT AUDITORS

KPMG LLP, Three Embarcadero Center, San Francisco, CA 94111, are the independent auditors for the Fund and the Master Portfolio, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC.


                                  LEGAL COUNSEL


Godfrey & Kahn, S.C., 780 North Water Street, Milwaukee, WI 53202, acts as legal counsel for the Fund.


                              FINANCIAL STATEMENTS

The Annual Report for the Fund and the Master Investment Portfolio - S&P 500 Index Master Portfolio that is attached to this SAI contains the following audited financial information:


1.       Schedule of Investments.
2.       Statement of Operations.
3.       Statement of Assets and Liabilities.

4.       Statements of Changes in Net Assets.
5.       Notes to Financial Statements.
6.       Financial Highlights.
7.       Report of Independent Accountants.




                            STRONG EQUITY FUNDS, INC.

                                     PART C
                                OTHER INFORMATION

Item 23. EXHIBITS

         (a)      Articles of Incorporation effective August 1, 1996(3)
         (a.1)    Amendment to Articles of Incorporation effective October 24, 1996(4)
         (a.2)    Amendment to Articles of Incorporation effective April 7, 1997(5)
         (a.3)    Amendment to Articles of Incorporation effective June 4, 1997(6)
         (a.4)    Amendment to Articles of Incorporation effective December 10, 1997(7)
         (a.5)    Amendment to Articles of Incorporation effective May 4, 1998(8)
         (a.6)    Amendment to Articles of Incorporation effective September 14, 1998(9)
         (a.7)    Amendment to Articles of Incorporation effective December 15, 1998(10)
         (a.8)    Amendment to Articles of Incorporation effective February 2, 1999(11)
         (a.9)    Amendment to Articles of Incorporation effective December 13, 1999(12)
         (a.10)   Amendment to Articles of Incorporation dated February 17, 2000(14)
         (a.11)   Amendment to Articles of Incorporation dated November 30, 2000(17)
         (a.12)   Amendment to Articles of Incorporation effective May 1, 2001
         (b)      Bylaws dated October 20, 1995(1)
         (b.1)    Amendment to Bylaws dated May 1, 1998(8)
         (b.2)    Amendment to Bylaws dated April 5, 2001
         (c)      Specimen Stock Certificate(17)
         (d)      Amended and Restated Investment Advisory Agreement [Excluding Index 500 Fund](14)
         (d.1)    Subadvisory Agreement (Value Fund)(1)
         (d.2)    Subadvisory Agreement (Dow 30 Value Fund)(7)
         (d.3)    Amended and Restated Subadvisory Agreement (U.S. Emerging Growth Fund)(14)
         (e)      Distribution Agreement Investor Class, Advisor Class, Institutional Class, Class A, Class Z Shares
         (e.1)    Class B, Class C, and Class L Shares Distribution Agreement
         (e.2)    Dealer Agreement(14)
         (e.3)    Mutual Fund Distribution and Shareholder Services Agreement(17)
         (e.4)    Services Agreement(14)
         (f)      Inapplicable
         (g)      Custody Agreement with Firstar (Growth, Value, Mid Cap Growth, Growth 20, Small Cap Value, Dow 30 Value, Large Cap
                  Core, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, and Technology 100 Funds)(2)
         (g.1)    Global Custody Agreement with Brown Brothers Harriman & Co. (Growth, Value, Mid Cap Growth, Growth 20, Small Cap
                  Value, Large Cap Core, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth, Internet, and Technology 100
                  Funds)(2)
         (g.2)    Amendment to Global Custody Agreement with Brown Brothers Harriman & Co. dated August 26, 1996 (Growth, Value, Mid
                  Cap Growth, Growth 20, Small Cap Value, Large Cap Core, Enterprise, Mid Cap Disciplined, U.S. Emerging Growth,
                  Internet, and Technology 100 Funds)(11)
         (g.3)    Custody Agreement with Investors Bank and Trust (Index 500 Fund)(5)
         (h)      Transfer and Dividend Disbursing Agent Agreement
         (h.1)    Shareholder Servicing Agent Agreement (relating to personal services provided to shareholders)[Index 500 Fund](5)
         (h.2)    Investor Class Shares Amended and Restated Administration Agreement
         (h.3)    Amended and Restated Advisor Class Shares Administration Agreement
         (h.4)    Amended and Restated Administration Agreement - Institutional Class Shares
         (h.5)    Amended and Restated Administration Agreement - Class Z Shares
         (h.6)    Class A, B, C, and L Shares Amended and Restated Administration Agreement
         (i)      Inapplicable
         (j)      Consent of Independent Accountants
         (j.1)    Consent of Independent Accountants (Index 500 Fund)
         (k)      Inapplicable
         (l)      Inapplicable
         (m)      Amended and Restated Rule 12b-1 Distribution Plan
         (n)      Amended and Restated Rule 18f-3 Multiple Class Plan
         (p)      Code of Ethics for Access Persons dated April 5, 2001
         (p.1)    Code of Ethics for Non-Access Persons dated November 9, 2000(17)
         (p.2)    Subadvisor's Code of Ethics dated January 1999 (U.S. Emerging Growth Fund)
         (p.3)    Subadvisor's Code of Ethics dated December 2000 (Value Fund)
         (p.4)    Barclay's Code of Ethics dated December 11, 2000 (Index 500 Fund)
         (p.5)    Master Investment Portfolio's Code of Ethics dated August 16, 2000 (Index 500 Fund)
         (q)      Power of Attorney(16)
         (q.1)    Power of Attorney for the Master Investment Portfolio dated June 24, 1999(13)
         (q.2)    Power of Attorney for the Master Investment Portfolio dated February 17, 2000(15)
         (r)      Letter of Representation

--------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A filed on or about December 15, 1995.

(2) Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A filed on or about July 30, 1996.

(3) Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A filed on or about October 17, 1996.

(4) Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A filed on or about December 30, 1996.

(5) Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A filed on or about April 25, 1997.

(6) Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A filed on or about June 27, 1997.

(7) Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A filed on or about December 24, 1997.

(8) Incorporated herein by reference to Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A filed on or about May 18, 1998.

(9) Incorporated herein by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on or about September 28, 1998.

(10) Incorporated herein by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A filed on or about December 30, 1998.

(11) Incorporated herein by reference to Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A filed on or about March 2, 1999.

(12) Incorporated herein by reference to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on or about December 27, 1999.

(13) Incorporated herein by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed on or about June 25, 1999.

(14) Incorporated herein by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A filed on or about February 22, 2000.

(15) Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A filed on or about April 27, 2000.

(16) Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on or about September 20, 2000.

(17) Incorporated herein by reference to Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed on or about November 29, 2000.

Item 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

        Registrant neither controls any person nor is under common control with any other person.

Item 25.  INDEMNIFICATION
          ----------------

        Officers and directors of the Funds and their advisor and underwriter are insured under a joint directors and officers/errors and omissions insurance policy underwritten by a group of insurance companies in the aggregate amount of $150,000,000, subject to certain deductions. Pursuant to the authority of the Wisconsin Business Corporation Law ("WBCL"), Article VII of Registrant's Bylaws provides as follows:

         ARTICLE VII.  INDEMNIFICATION OF OFFICERS AND DIRECTORS

               SECTION 7.01. MANDATORY INDEMNIFICATION. The Corporation shall indemnify, to the full extent permitted by the WBCL, as in effect from time to time, the persons described in Sections 180.0850 through
          180.0859 (or any successor provisions) of the WBCL or other provisions of the law of the State of Wisconsin relating to indemnification of directors and officers, as in effect from time to time. The indemnification afforded such persons by this section shall not be exclusive of other rights to which they may be entitled as a matter of law.

               SECTION 7.02. PERMISSIVE SUPPLEMENTARY BENEFITS. The Corporation may, but shall not be required to, supplement the right of indemnification under Section 7.01 by (a) the purchase of insurance on behalf of any one or more of such persons, whether or not the Corporation would be obligated to indemnify such person under Section 7.01; (b) individual or group indemnification agreements with any one or more of such persons; and (c) advances for related expenses of such a person.

               SECTION 7.03. AMENDMENT. This Article VII may be amended or repealed only by a vote of the shareholders and not by a vote of the Board of Directors.

               SECTION 7.04. INVESTMENT COMPANY ACT. In no event shall the Corporation indemnify any person hereunder in contravention of any provision of the Investment Company Act.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

          ADVISOR MID CAP GROWTH, ADVISOR SMALL CAP VALUE, DOW 30 VALUE, ENTERPRISE, GROWTH, GROWTH 20, INTERNET, LARGE CAP CORE, MID CAP DISCIPLINED, AND TECHNOLOGY 100 FUNDS

         The information contained under "Who are the funds' investment advisor and portfolio manager?" in the Prospectus and under "Directors and Officers," "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         VALUE AND U.S. EMERGING GROWTH FUNDS

         The information contained under "Who are the funds' investment advisor and portfolio managers?" in the Prospectus and under "Directors and Officers," "Investment Advisor," "Subadvisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

         INDEX 500 FUND

         The information contained under "Who is the fund's investment advisor?" in the Prospectus and under "Directors and Officers" "Investment Advisor," and "Distributor" in the Statement of Additional Information is hereby incorporated by reference pursuant to Rule 411 under the Securities Act of 1933.

Item 27.  PRINCIPAL UNDERWRITERS

     (a) Strong Investments, Inc., principal underwriter for Registrant, also serves as principal underwriter for Strong Advantage Fund, Inc.; Strong Asia Pacific Fund, Inc.; Strong Balanced Fund, Inc.; Strong Balanced Stock Fund, Inc.; Strong Common Stock Fund, Inc.; Strong Conservative Equity Funds, Inc.; Strong Corporate Bond Fund, Inc.; Strong Discovery Fund, Inc.; Strong Government Securities Fund, Inc.; Strong Heritage Reserve Series, Inc.; Strong High-Yield Municipal Bond Fund, Inc.; Strong Income Funds, Inc.; Strong Income Funds II, Inc.; Strong International Equity Funds, Inc.; Strong International Income Funds, Inc.; Strong Large Cap Growth Fund, Inc.; Strong Life Stage Series, Inc.; Strong Money Market Fund, Inc.; Strong Municipal Bond Fund, Inc.; Strong Municipal Funds, Inc.; Strong Opportunity Fund, Inc.; Strong Opportunity Fund II, Inc.; Strong Schafer Value Fund, Inc.; Strong Short-Term Bond Fund, Inc.; Strong Short-Term Global Bond Fund, Inc.; Strong Short-Term Municipal Bond Fund, Inc.; and Strong Variable Insurance Funds, Inc.

        (b)

Name and Principal                         Positions and Offices              Positions and Offices
BUSINESS ADDRESS                           WITH UNDERWRITER                   WITH FUND
---------------------------------------------------------------------------------------------------

Peter D. Schwab                            President and Director             none
100 Heritage Reserve
Menomonee Falls, WI  53051

Anthony J. D'Amato                         Executive Vice President           none
100 Heritage Reserve
Menomonee Falls, WI  53051

Richard W. Smirl                           Vice President and                 none
100 Heritage Reserve                       Chief Compliance Officer
Menomonee Falls, WI  53051

Dana J. Russart                            Vice President                     none
100 Heritage Reserve
Menomonee Falls, WI  53051

Michael W. Stefano                         Vice President                     none
100 Heritage Reserve
Menomonee Falls, WI  53051

Dennis A. Wallestad                        Vice President                 Vice President
100 Heritage Reserve
Menomonee Falls, WI  53051





Lawrence B. Zuntz                          Vice President                     none
100 Heritage Reserve
Menomonee Falls, WI  53051

Elizabeth N. Cohernour                     Secretary                       Vice President and
100 Heritage Reserve                                                       Secretary
Menomonee Falls, WI  53051

Constance R. Wick                          Assistant Secretary                none
100 Heritage Reserve
Menomonee Falls, WI  53051

Thomas M. Zoeller                          Treasurer and Chief             Vice President
100 Heritage Reserve                Financial Officer
Menomonee Falls, WI  53051

Kevin J. Scott                             Assistant Treasurer                none
100 Heritage Reserve
Menomonee Falls, WI  53051

        (c)  None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS

        All accounts,  books,  or other  documents  required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant's Vice President, Elizabeth N. Cohernour, at Registrant's corporate offices, 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051.

Item 29.  MANAGEMENT SERVICES

        All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.  UNDERTAKINGS

        None

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the Village of Menomonee Falls, and State of Wisconsin as of the 27th day of April, 2001.

                            STRONG EQUITY FUNDS, INC.
                            (Registrant)


                            By:   /S/ ELIZABETH N. COHERNOUR
                            ----------------------------------------------------
                            Elizabeth N. Cohernour, Vice President and Secretary


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and as of the date indicated.

                     NAME                                          TITLE                           DATED AS OF

                                                Chairman of the Board (Principal Executive
/s/ Richard S. Strong                           Officer) and a Director                          April 27, 2001
-----------------------------------------------
Richard S. Strong

                                                Treasurer (Principal Financial and
/s/ John W. Widmer                              Accounting Officer)                              April 27, 2001
-----------------------------------------------
John W. Widmer


                                                Director                                         April 27, 2001
-----------------------------------------------
Marvin E. Nevins*


                                                Director                                         April 27, 2001
-----------------------------------------------
Willie D. Davis*


                                                Director                                         April 27, 2001
-----------------------------------------------
William F. Vogt*


                                                Director                                         April 27, 2001
-----------------------------------------------
Stanley Kritzik*


                                                Director                                         April 27, 2001
-----------------------------------------------
Neal Malicky*


* Cathleen A. Ebacher signs this document pursuant to powers of attorney filed with Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.


                                                   By:   /S/ CATHLEEN A. EBACHER
                                                   -----------------------------
                                                   Cathleen A. Ebacher

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, Strong Funds certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 39 to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Little Rock, State of Arkansas on the 27th day of April, 2001.

                                                     MASTER INVESTMENT PORTFOLIO
                                                  S&P 500 INDEX MASTER PORTFOLIO

                                                   By: /S/ RICHARD H. BLANK, JR.
                                                       -------------------------
                                                           Richard H. Blank, Jr.
                                                         Secretary and Treasurer
                                                   (Principal Financial Officer)

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURES                                  TITLE                               DATE

/S/ RICHARD H. BLANK, JR.                   Secretary and Treasurer             April 27, 2001
-------------------------
Richard H. Blank, Jr.                       (Principal Financial Officer)

                                            Trustee                             April 27, 2001
----------------------------------------
Jack S. Euphrat*

                                            Chairman, President                 April 27, 2001
----------------------------------------
R. Greg Feltus*                             (Principal Executive Officer)
                                            and Trustee


                                            Trustee                             April 27, 2001
----------------------------------------
W. Rodney Hughes*

                                            Trustee                             April 27, 2001
----------------------------------------
Leo Soong*



                            *By:   /S/ RICHARD H. BLANK, JR.
                                   -------------------------
                                   Richard H. Blank, Jr.
                                   Attorney-in-Fact

* Richard H. Blank, Jr. signs this document pursuant to powers of attorney as previously filed.

                                  EXHIBIT INDEX

                                                                                                        EDGAR
EXHIBIT NO.                                              EXHIBIT                                        EXHIBIT NO.
-----------                                              -------                                        ----------

(a.12)              Amendment to Articles of Incorporation effective May 1, 2001                        EX-99.a12
(b.2)               Amendment to Bylaws dated April 5, 2001                                             EX-99.b2
(e)                 Distribution Agreement Investor Class, Advisor Class, Institutional Class, Class    EX-99.e
                    A, Class Z Shares
(e.1)               Class B, Class C and Class L Shares Distribution Agreement                          EX-99.e1
(h)                 Transfer and Dividend Disbursing Agent Agreement                                    EX-99.h
(h.2)               Investor Class Shares Amended and Restated Administration Agreement                 EX-99.h2
(h.3)               Amended and Restated Advisor Class Shares Administration Agreement                  EX-99.h3
(h.4)               Amended and Restated Administration Agreement - Institutional Class Shares          EX-99.h4
(h.5)               Amended and Restated Administration Agreement - Class Z Shares                      EX-99.h5
(h.6)               Class A, B, C, and L Shares Amended and Restated Administration Agreement           EX-99.h6
(j)                 Consent of Independent Accountants                                                  EX-99.j
(j.1)               Consent of Independent Accountants (Index 500 Fund)                                 EX-99.j1
(m)                 Amended and Restated Rule 12b-1 Distribution Plan                                   EX-99.m
(n)                 Amended and Restated Rule 18f-3 Multiple Class Plan                                 EX-99.n
(p)                 Code of Ethics for Access Persons dated April 5, 2001                               EX-99.p
(p.2)               Subadvisor's Code of Ethics dated January 1999                                      EX-99.p2
(p.3)               Subadvisor's Code of Ethics dated December 2000                                     EX-99.p3
(p.4)               Barclay's Code of Ethics dated December 11, 2000                                    EX-99.p4
(p.5)               Master Investment Portfolio's Code of Ethics dated August 16, 2000                  EX-99.p5
(r)                 Letter of Representation                                                            EX-99.r